                                                                   EXHIBIT 10.31


                                                                  CONFORMED COPY


______________________________________________________________________________




                            SITE SHARING AGREEMENT




                                    Between


                     NATIONAL TRANSCOMMUNICATIONS LIMITED
                                     (NTL)



                                     -and-


                     THE BRITISH BROADCASTING CORPORATION
                                     (BBC)



______________________________________________________________________________

                               Table of Contents

                                                                                                      PAGE
Parties...............................................................................................   2
Recitals.............................................................................................  2-3

1.      Definitions and Interpretation............................................................... 3-10
2.      Term..........................................................................................  10
3.      Registration .................................................................................  10
4.      Adjusting Payment..........................................................................  10-11
5.      Ownership Rights............................................................................ 11-13
6.      Site Licences and Licence Fees.............................................................. 13-17
7.      Further Stations to be acquired, additional Stations to be shared and removal of
        Stations.................................................................................... 17-19
8.      Operating Procedures Manual.....................................................................19
9.      Capital Contributions for a Standard TV Station.................................................20
10.     Sub-Licensing, Assignment and Cessation of Sharing...........................................20-29
11.     Relocation or Sale of Station by Station Owner...............................................29-32
12.     Other Broadcast Channels.....................................................................32-34
13.     Assignment of this Agreement ................................................................34-36
14.     Priority of Obligations......................................................................36-37
15.     Disputes.....................................................................................37-38
16.     Amendment/Variations............................................................................38
17.     Further Assurance...............................................................................38
18.     Termination .................................................................................38-39
19.     Confidentiality..............................................................................39-40

Schedule I

Part I  List of BBC Stations.........................................................................42-49
Part II List of NTL Stations.........................................................................50-56
(i)
Schedule II
Part I  The Rate Card................................................................................58-68
Part II The Maintenance Fee.............................................................................69
Part IIIMulti-Couple Fee.............................................................................70-71
Schedule III
Draft Site Licence (England and Wales)...............................................................72-90
Schedule IV
Clause 10 Illustrative Diagram..........................................................................92
Schedule V
Operating Procedures Manual.........................................................................93-144

                                    THIS SITE SHARING AGREEMENT dated as of
                           September 10, 1991 between National
                           Transcommunications Limited ("NTL") and The British Broadcasting Corporation ("the BBC").

WHEREAS

                  1. The BBC is the Station Owner as hereinafter defined of the Stations listed in Part I of Schedule I hereto.


                  2. NTL as successor in title to the Independent Broadcasting Authority ("the IBA") is the Station Owner as hereinafter defined of the Stations listed in Part II of Schedule I hereto.

                  3. Since 1963 the BBC and the IBA have co-operated in the provision of masts, towers and other installations for Broadcasting by each one being permitted to use stations belonging to the other wherever appropriate in advancing the joint development of a national transmissions network, whether by the shared use of Accommodation and/or Equipment located at such stations or by the separate installation there of like facilities for exclusive use, such facilities being provided or installed under informal arrangements (hereinafter referred to as "the Existing Arrangements") and in consideration of such co-operation as aforesaid but otherwise without payment (save for contributions towards capital costs relating thereto).

                  4. By order of the Secretary of State made on 13th December 1990 NTL is the nominated company for the purposes of section 127(1) of the Broadcasting Act 1990. In accordance with and subject to the terms of the Independent Broadcasting Authority Transfer Scheme 1990 as made under schedule 9 to the Broadcasting Act 1990 on 13th December 1990 and approved by the Secretary of State on 13th December 1990, (the "Transfer Scheme") all property, rights, and liabilities of the IBA with regard to the provision of broadcasting transmission services and services related to such services vested in NTL on the 1st January 1991 (as defined in this agreement). The rights and liabilities of the IBA under the Existing Arrangements also vested in NTL on the 1st January 1991.

                  5. Under the Existing Arrangements, it was agreed that the BBC and the IBA would both participate in capital costs relating to Stations where shared accommodation and facilities are provided as mentioned in Recital (3), on the basis of certain agreed formulae.

                  6. Having regard to the capital costs actually discharged, and to contributions made or to be made by the BBC and the IBA up to 1st July 1991, the parties have agreed that an adjusting payment of (pound)78,464 (plus VAT if applicable) should be made by NTL to the BBC.

                  7. The parties have agreed to reduce to writing (including by means of Site Licences) the terms on which accommodation and facilities are provided, and to vary the Existing Arrangements (where necessary by way of disposal) so that the accommodation and the facilities shall in each case be provided in consideration of formal payments as herein provided and not informally on the basis of the mutual provision of facilities on similar terms.

IT IS HEREBY AGREED between the parties as follows:

Definitions and Interpretation
------------------------------

                  1. The following definitions shall apply to this agreement, its recitals and the Schedules to this agreement unless specifically stated otherwise or save where the context otherwise requires:

                  Accommodation shall mean any Station Owner's land, buildings or parts of buildings and structures (including, without limitation, masts and towers) used to house or bear Equipment and/or generally used for, or for purposes ancillary to, the provision of Technical Services, situated at or adjacent to and serving a Station (including without limitation private access ways, paths and private roads in or leading to a Station).

                  Additional Site Notice shall have the meaning set out in Clause 7.2.

                  Ancillary Equipment miscellaneous technical items necessary for the installation, operation and interconnection of the Equipment.

                  Applicable Regulations shall have the meaning set out in Clause 14.2.2.

                  Broadcast Channels shall mean any of:

                  In the case of the BBC:

                  (i)   the BBC1 television broadcasting service;

                  (ii)  the BBC2 television broadcasting service;

                  (iii) any BBC national radio sound broadcasting service; or

                  (iv)  any BBC local radio sound broadcasting service:

                  In the case of NTL:

                  (i) the ITV system of television broadcasting services (as a whole)- until 1st January 1993;

                  (ii) the Channel 3 system of television broadcasting services (as a whole) - from 1st January 1993;

                  (iii) the Channel 4 television broadcasting service;

                  (iv)  the S4C television broadcasting service; or

                  (v)   any independent radio local sound broadcasting service:

                  and in each case, for the purposes of this agreement shall include teletext services or any other data transmission services and any additional services as defined under s.48(1) or s.114(1) of the Broadcasting Act 1990 from time to time included as part of the same transmission.

                  Broadcasting shall mean transmission by means of wireless telegraphy within the frequency bands allocated to broadcasting in the United Kingdom by the Department of Trade and Industry in consultation with the International Telecommunications Union.

                  Common Accommodation shall mean Accommodation, use of which is shared by the Station Owner (and/or any Licensee) and the Sharer (and/or any Sub-Licensee).

                  Common Equipment shall mean any Equipment, use of which is shared by the Station Owner (and/or any Licensee) and the Sharer (and/or any Sub-Licensee).

                  Compulsory Period shall have the meaning set out in Clause 10.8.2.

                  Due Date shall have the meaning set out in Clause 6.3.1.

                  Effective Date 1st July 1991.

                  Equipment shall mean any transmission equipment, antennas, plant, cables, wires, and apparatus or any other equipment used for or ancillary to Technical Services.

                  Exclusive Accommodation shall mean either:

                  (a) in relation to the Station Owner, Accommodation used exclusively by it and/or any Licensee; or

                  (b) in relation to the Sharer, Accommodation which is or has been constructed by or for the Sharer or otherwise made available exclusively for the Sharer and/or any Sub-Licensee.

                  Exclusive Equipment shall mean either:-

                  (a) in relation to the Station Owner, the Equipment owned and used exclusively by it and/or any Licensee; or

                  (b) in relation to the Sharer, the Equipment owned and used exclusively by it and/or any Sub-Licensee.

                  Existing Arrangements shall have the meaning set out in Recital (3) above.

                  IBA shall mean the Independent Broadcasting Authority.

                  Licensee shall mean any such person as the Station Owner allows to use Accommodation and/or Equipment at the Station other than the Sharer or any Sub-Licensee.

                  Licence fee shall have the meaning set out in Clause 6.2.

                  Local Distribution Company shall mean the company replacing the former local electricity board being the supplier of electricity local to a Station.

                  Multi-Couple shall mean the operation by the Sharer of more than one Qualifying Service for its Sub-Licensees or other third parties from the same exclusive antenna system comprising part of the Sharer's Exclusive Equipment but within a different frequency allocation.

                  Oftel shall mean the Office of Telecommunications.

                  Operating Procedures Manual shall mean the operating and maintenance procedures set out in the Manual contained in Schedule V (as updated from time to time in accordance with Clause 8.2. or amended or substituted in accordance with Clauses 12.2 and 13.2.3.

                  Operational Commencement shall mean commencement of Broadcasting any Broadcast Channel of the Sharer from the Station, disregarding test transmissions.

                  Other Broadcast Channels shall mean any television and/or sound broadcasting service or teletext or other data transmission service transmitted with those services (other than the Broadcast Channels herein defined) which any person may wish to transmit in the future (and which for the avoidance of doubt may include Channel 5 or any national sound broadcasting service contemplated by the Broadcasting Act 1990).

                  Qualifying Service(s) shall mean a Broadcast Channel intended to be transmitted within an allocated frequency band.

                  Rate Card shall have the meaning set out in Schedule II Part
I.

                  Reasonable Price shall have the meaning set out in 11.3.1.

                  Sharer shall mean the party being either NTL or the BBC whichever wishes to share Accommodation and Equipment and/or locate its Exclusive Equipment and/or construct or occupy any Exclusive Accommodation at the other party's Station.

                  Site Licence shall have the meaning set out in Clause 6.1.1.

                  Standard TV Station any station used by the Sharer for television only with a nominal maximum operating power of 49 watts and below for each of the Sharer's Broadcast

Channels transmitted from the Station.

                  Station shall mean such freehold or leasehold or licensed sites being land, buildings or parts of buildings or other premises acquired or to be acquired by the Station Owner for the installation or location of Accommodation and/or Equipment and as the same appear listed in Schedule I hereof (as amended from time to time).

                  Station Owner shall mean either NTL (or the IBA prior to the Effective Date where the context so requires) or the BBC, whichever has acquired the Station.

                  Sub-Licensee shall mean any such person the Sharer allows to own Sharer's Exclusive Equipment at a Station.

                  Technical Services shall mean Broadcasting and the provision of services in relation to Broadcasting (including without limitation technical and maintenance services) and ancillary services.

                  Teletext Service shall mean any service comprising a succession of visual displays (with or without accompanying sound) each being capable of being selected and held for selected viewing or other use.

                  Transfer Scheme shall mean the transfer scheme referred to in Recital (4) above.

                  Transmission shall mean the sending and/or receiving and/or relaying through the agency of electric, magnetic, electro-magnetic, electro-chemical or electro-mechanical energy, of:

                  (a) speech, music and other sounds;

                  (b) visual images;

                  (c) signals serving for the impartation (whether as between persons and persons, things and things or persons and things) of any matter otherwise than in the form of sounds or visual images; or

                  (d) signals serving for the actuation or control of machinery or apparatus.

                  1.2 Where the context so requires words denoting the singular number only shall include the plural number or vice versa.

                  1.3 The headings in this agreement do not affect its interpretation .

Term

                  2. Except to the extent specified to the contrary, this agreement shall be deemed to have had effect from the Effective Date and shall continue in force until terminated in accordance with Clause 18.

Registration
------------

                  3. The parties hereto shall procure that the matters and agreements contained in Clauses 10 and 11 of this agreement and capable of registration or operating as land charges shall be so registered and this agreement evidences the mutual consent of the parties hereto to such registration.

Adjusting Payment
-----------------

                  4.1 NTL agrees to pay the sum of (pound)78,464 (being the sum referred to in Recital (6)) (plus VAT if applicable) to the BBC at such time(s) after the date of this agreement and in such manner as the parties hereto shall agree.

                  4.2 For the avoidance of doubt NTL and the BBC acknowledge and agree that, as from the date of this agreement, neither party has any interest whether legal, equitable or otherwise in each other's Stations, Accommodation and Equipment, subject as provided in this agreement.

Ownership Rights
----------------

                  5.1 Notwithstanding any previous contributions, shared costs, shared use or other acts by the parties or the IBA prior to the date of this agreement, on the date of this agreement;

                  5.1.1 Save as provided in Clause 5.1.2 (and without prejudice to Clause I d.3 of the Site Licence), ownership, as between the Station Owner and the Sharer, of the Stations and of the Accommodation and Equipment at the Stations is vested absolutely in the relevant Station Owner as specified in Parts I and II of Schedule I to this agreement;

                  5.1.2 Ownership, as between the Station Owner and the Sharer, of the Sharer's Exclusive Equipment is vested absolutely in the Sharer;

                  5.1.3 To the extent that immediately prior to the date of this agreement, ownership as between the Station Owner and the Sharer, of the Stations and the Accommodation and Equipment at the Stations and of the Sharer's Exclusive Equipment was not already vested in, as the case may be, the Station Owner or the Sharer, this agreement shall have effect to dispose of the relevant ownership from one party to the other so as to give effect to Clauses 5.1.1 and 5.1.2.

                  5.2 Notwithstanding any contributions, shared costs, shared use or other acts by the parties after the date of this agreement as between the Station Owner and the Sharer the ownership of any further Stations and of the Accommodation and Equipment at any Stations from time to time shall be as set out in Clauses 5.1.1 and 5.1.2 above and subject to the same provisos.

                  5.3 The terms on which any Accommodation or Equipment at a Station is made available or allowed to be installed at a Station are governed by the terms of this agreement and the Operating Procedures Manual and the relevant Site Licence.

                  5.4 The provisions of Clauses 5.2 and 5.3 are subject to the provisions of Clause 12.3.

                  5.5.1 The Station Owner has no right to and shall not take any action to impair the exclusive user of the Sharer (and/or any Sub-Licensee) of any of the Sharer's Exclusive Accommodation and/or the Sharer's Exclusive Equipment save as expressly permitted by this agreement and/or the Operating Procedures Manual and/or the Site Licences.

                  5.5.2 The Sharer shall have the right to remove its Exclusive Equipment from a Station at any time subject to Clause 12.3.3 where applicable and to any procedural requirements as set out in the Operating Procedures Manual.

                  5.5.3 The Sharer shall, without prejudice to its rights hereunder in respect of its Exclusive Equipment, only be entitled to construct or have constructed Sharer's Exclusive Accommodation on a Station with the Station Owner's prior consent, (such consent not to be unreasonably withheld or delayed) and in accordance with the Operating Procedures Manual and applicable Site Licence. Any Sharer's Exclusive Accommodation so constructed shall form part of the Accommodation of the Station and shall be owned by the Station Owner. The Sharer shall have the right at any time to remove any buildings and/or structures (the construction of which was at the Sharer's expense) forming part of its Exclusive Accommodation from any Station, subject as provided in Clause 10.4(i) and 10.5(i). The Station Owner may, if reasonable for the Station Owner to do so, require any Sharer's Exclusive Accommodation (constructed at the Sharer's Expense) and any Sharer's Exclusive Equipment to be removed at the Sharer's expense within 12 months after the end or sooner determination of the relevant Site Licence. When any Sharer's Exclusive Accommodation has been removed, ownership and title in it shall automatically and forthwith vest in the Sharer without payment to the Station Owner in consideration for such removal or otherwise. The above provisions are without prejudice to the reinstatement provisions in Clause IIy. of the Site Licence (save for the three month reinstatement period recited therein).

Site Licences and Licence Fees
------------------------------

                  6.1.1 The parties hereto agree to enter into site licences with each other in respect of the Stations listed in Schedule I as soon as reasonably practicable after the date of this agreement. The term of such site licences shall be deemed to have run from the Effective Date. Such site licences shall be substantially in the form of and on the same terms as the draft site sharing licence annexed as Schedule III hereto, save for Stations outside England and Wales where the site sharing licence or equivalent document shall incorporate terms to the same effect, insofar as reasonably practicable, to the draft site sharing licence annexed as Schedule III but shall be in a form appropriate to the relevant jurisdiction (all such forms being herein referred to as "the Site Licence").

                  6.1.2 Unless expressly agreed otherwise the parties hereto, where they are legally and practically able to do so, shall continue to provide Accommodation and Common Equipment to one another at each of the Stations for their respective Broadcast Channels on the basis that such Accommodation and Common Equipment are provided by the Station Owner to the other party as licensee only and upon such terms and subject to such conditions as are set out in this agreement (and subject to the terms of the Operating Procedures Manual and the relevant Site Licence in respect of each Station). Each Site Licence shall be for an initial period expiring on 31 December 2005 and shall if required by the Sharer be extended for periods of 15 years (or such lesser periods as the Station Owner and the Sharer may agree). Each Site Licence shall be subject to the termination provisions contained in it.

                  6.1.3 At the reasonable request of the Sharer the Station Owner will provide such information as the Sharer shall reasonably require as to the Station Owner's tenure of any Station.


                  6.2 The licence fee payable under the Site Licence (hereinafter referred to as "the Licence fee") shall incorporate four elements namely a rate card fee, a maintenance fee, a multicouple fee and (where applicable) an electricity fee and if applicable, a fifth element comprising any special fees as the same are more particularly described in the relevant Site Licence.

                  6.2.1 The rate card element of the Licence fee shall be determined in accordance with a commercial rate card system (and shall be subject to annual review) in accordance with the provisions set out in Part I of
Schedule II.

                  6.2.2 The maintenance fee element of the Licence fee shall be an annual sum representing the cost to the Station Owner of implementing the Operating Procedures Manual at the Stations. This sum shall be calculated in accordance with the provisions contained in Part II A. of Schedule II and shall be subject to annual review in accordance with the provisions set out Part II B. of Schedule II.

                  6.2.3 The multi-couple fee element of the Licence fee is intended to provide the Station Owner with a small incremental addition to the rate card fee where the Sharer operates a Multi-Couple arrangement for Sub-Licensees or other third parties, subject as provided in this Clause 6.2.3.

                  6.2.3.1 Subject as provided in this Clause 6.2.3. the multi-couple fee element of the Licence fee shall be an annual fixed sum of (pound)250 per Qualifying Service transmitted from a Sharer's antenna (subject to review as provided in Clause 6.2.3.3) but shall only apply where all or part of the Sharer's Exclusive Equipment at a Station includes an antenna installed directly onto or attached directly to a mast, tower or similar structure which forms part of Common Accommodation.

                  6.2.3.2  A multi-couple fee shall not apply:

                  (a) where the antenna from which the Qualifying Service is operated is a piece of Common Equipment; or

                  (b) where the Qualifying Service on the antenna (forming part of the Sharer's Exclusive Equipment) is the Sharer's own service (as opposed to that of any Sub-Licensee or other third party) or is the first Qualifying Service transmitted from that antenna; or

                  (c) where the antenna from which the Qualifying Service operates is part of the Sharer's Exclusive Equipment and is attached directly to any mast, tower or similar structure which is part of the Sharer's Exclusive Accommodation.

                  6.2.3.3 The fixed annual amount of the multi-couple fee shall be subject to annual review in accordance with the provisions set out in
Schedule II Part III.

                  6.2.4 Where the Sharer does not arrange its own separately metered electricity supply, there will be an electricity fee element in the Licence fee which (subject as provided below in this Clause and to the provisions of Clause 6.3.5) shall be the cost to the Station Owner (if any) of the electricity supply provided to and used by the Sharer. Such sum shall be subject to periodic adjustment in accordance with Clause 6.3.5 to take into account any tariff changes or alterations in the supply to the Sharer. If the Station Owner obtains a discounted price for bulk purchase of electricity, it shall be required to discount the cost to the Sharer at the Station to the same extent.

                  6.2.5 The special fees element of the Licence fee shall be the amount specified (if any) in the relevant Site Licence and in accordance with the provisions in Clause II.d. therein contained.

                  6.3.1 The Licence fee for each Station shall be calculated in accordance with Clause 6.2 and will be invoiced monthly in advance on the first of each month for payment by no later than the 28th day following the date of the invoice ("the due date").

                  6.3.2 If any payment of the Licence fee is not made on the due date then, without prejudice to any other rights which the Station Owner may have, the Sharer shall pay interest (calculated on a daily basis) on any outstanding amount from the due date until payment, at the rate of 4% per annum above base rate of Barclays Bank PLC applicable during the time of non-payment.

                  6.3.3 The multi-couple fee will be payable from the date of operational commencement of transmission of the Qualifying Service to which it relates, from the Sharer's antenna.

                  6.3.4 Where in accordance with the terms of this agreement, the Accommodation and/or Equipment at a Station is altered, removed or supplemented by additional Common Accommodation or Common Equipment and/or additional Sharer's Exclusive Accommodation or Sharer's Exclusive Equipment there shall be an adjustment in the Licence fee payable by the Sharer for that Station in accordance with the provisions of the rate card which shall take effect from the date operational commencement or cessation of use of such altered/additional or removed Accommodation and/or Equipment occurs.

                  6.3.5 The electricity fee element of the Licence fee shall be included in the monthly Station Licence fee invoice on a basis of actual metered consumption or consumption reasonably estimated annually in advance from the previous year's total electricity consumption of that or a similar Station. Save as hereinafter provided, the actual amount for each calendar year shall be determined as soon as reasonably practicable after 31st December of that year, and in any event no later than 31st March of the following year, and shall be promptly thereafter notified by the Station Owner to the Sharer. Any over or under payment of this element of the Licence fee for a particular year will be repaid or paid in addition, within 28 days of notification of the relevant amount by the Station Owner. No adjustment to the estimated cost will be made, however, for any station which has been a Standard TV Station for the period during which it qualified as such a Station. In these cases the figure for the annual cost of the electricity supply provided to the Sharer for that Station shall be a fixed charge agreed annually in advance which shall be deemed to be the actual cost notwithstanding any actual tariff, change in tariff, discount or altered, removed or supplemented Accommodation or Equipment at that Station.

                  6.3.6 Where a Sharer provides Technical Services for a third party who has entered into a direct site sharing licence with the Station Owner then the use of Common Accommodation and Equipment in carrying out such Technical Services for that third party is not taken into account in determining the Licence fee payable by the Sharer to the Station Owner in respect of the Station concerned.

Further Stations to be acquired, Additional Stations to be Shared and Removal of
--------------------------------------------------------------------------------
Stations
--------

                  7.1 Where any further station is to be acquired by either party the acquiring party shall continue promptly to notify the other in writing giving reasonable details as to the proposed Accommodation and Equipment.

                  7.2 After receipt of such notice from the party acquiring the station the other party may request facilities for its Broadcast Channels at the new station or may request facilities under Clause 7.5 by written notice to the party acquiring the station ("the Additional Site Notice"). (In such circumstances the parties should also proceed in accordance with the spirit of the Operating Procedures Manual.) The station to which the Additional Site Notice relates shall be deemed to be included in the relevant part of Schedule I to this agreement from receipt of the Additional Site Notice by the party acquiring the station. (On inclusion, the station becomes a Station for the purposes of this agreement.) If operational commencement has not occurred within 12 months of the receipt of the Additional Site Notice, the Station shall cease to be deemed to be included in Schedule I. However, further Additional Site Notices may be served on the party acquiring the station by the other party and the provisions of this Clause 7.2 shall apply to any such further Additional Site Notice.

                  7.3 The parties shall enter into a licence in respect of each Station in respect of which an Additional Site Notice has been given substantially in the form of the Site Licence unless the parties expressly agree otherwise. The Site Licence shall take effect from and its term shall commence on the date that the Sharer is first permitted access for works at the new Station in accordance with the provisions for access contained in the Operating Procedures Manual (or, where the Station Owner carries out any installation works on the Sharer's Exclusive Accommodation or Exclusive Equipment on the Sharer's behalf, the date of commencement of such works). The initial term of any such Site Licence shall be 15 years. The Licence fee commencement date for that new Station shall be the date of operational commencement. For the avoidance of doubt, the provisions of Clause 6.1 apply to Site Licences and Stations referred to in this Clause 7, subject as provided in Clauses 7.2 and 7.3.

                  7.4 For record purposes Schedule I hereof shall be formally updated as soon as reasonably practicable after 31st December in each year by an exchange of lists of current Station details between the parties which shall be appended as memoranda to this agreement (save where no additions or deletions have occurred since the previous annual list was prepared).

                  7.5 In addition to any statutory rights accruing to the parties one against another, it is agreed that where the Station Owner receives a request for facilities for the purposes of the Sharer's Broadcast Channels at any of its Stations and at any stations to which a party hereto has title but which are not shared at that time and therefore not included in the lists in
Schedule I to this agreement, the Station Owner will, wherever economically practicable for it, use all reasonable efforts to make such facilities available and offer site sharing to the Sharer substantially on the terms of the Site Licence save as may otherwise be agreed. Any further Site Licence shall take effect and its term shall commence in accordance with the provisions of Clause 7.3.

                  7.6 The removal by the Station Owner of any Station from
Schedule I (as amended from time to time) shall only take place:-

                  (a)  with the agreement of the parties;

                  (b)  in accordance with the provisions of Clauses 10 or 11: or

                  (c) on the termination of the Site Licence for that Station.

                  7.7 Notwithstanding the expiration of the agreed term in respect of any individual Site Licence under Clause 6.1.2 hereof, subject to Clause 18 hereof the remaining provisions of this agreement shall continue in operation and full effect.

                  7.8 The parties acknowledge that, save as provided in Clause 10, this agreement does not cover the situation where a Station Owner wishes to share Sharer's Exclusive Accommodation or Sharer's Exclusive Equipment. The terms of any such sharing are a matter for separate negotiation.

Operating Procedures Manual
---------------------------

                  8.1 The practical relationship between the parties in respect of their respective management and operative running of the Stations shall be in accordance with the Operating Procedures Manual and the parties hereto covenant with each other to perform the obligations and directions on their parts respectively as Station Owner and Sharer contained in the Operating Procedures Manual relating to the Technical Services and Broadcast Channels at the Stations.

                  8.2 The Operating Procedures Manual may be updated by the agreement of the parties from time to time. Such update shall only take effect when signed by the Executive Manager Operations on behalf of NTL and the General Manager Transmission Operations on behalf of the BBC (or such other persons as either party shall notify to the other in writing). For record purposes the parties agree to exchange an updated copy of the Operating Procedures Manual at the end of each year incorporating all updates to that date (if any) initialled on behalf of both parties and such copy shall be annexed to this agreement.

Capital Contributions for a Standard TV Station
-----------------------------------------------

                  9.1 For the avoidance of doubt it is noted that from the date of this agreement each party shall be responsible for establishing its own Standard TV Stations and shall not be entitled to call for any capital contributions from the other party hereto (save as provided in this agreement in relation to Exclusive Accommodation and in Clause I.d.1.(ii) and (iii) of the Site Licence).

                  9.2 The parties may agree whatever they see fit from time to time regarding capital contributions in respect of all other stations.

Sub-Licensing, Assignment and Cessation of Sharing
--------------------------------------------------

                  10.1     Subject to Clause 13 below:-

                  10.1.1 The Sharer shall have no right to grant any assignment, sub-letting or sublicence of all or part of the rights granted under the Site Licence except for sub-licences granted in accordance with this Clause 10.1.

                  10.1.2.1 Subject to 10.1.2.2 the Sharer may grant a sub-licence under a Site Licence to a third party where Sharer's Exclusive Equipment owned by the third party is, or is to be, located on the Sharer's Exclusive Accommodation or is or is to be connected directly to other Sharer's Exclusive Equipment (whether or not such Sharer's Exclusive Equipment is also located on Sharer's Exclusive Accommodation or Common Accommodation). Subject to the other provisions of this Clause 10, the Sharer may also grant a sub-licence under a Site Licence where the third party is a local radio licensee which has acquired or is to acquire Equipment as a result of section 133(6) of the Broadcasting Act 1990 and the Equipment owned or to be owned by the proposed Sub-Licensee is, or is to be, directly located on Common Accommodation. The Sharer may not grant a sub-licence under a Site Licence to a third party, other than such a local radio licensee, to permit equipment owned or to be owned by the third party to be directly located on Common Accommodation.

                  10.1.2.2 The Sharer may only grant a sub-licence to a third party at a Station in respect of the Sharer's Exclusive Equipment used or to be used for or by that third party at the Station for any of the Broadcast Channels or for Technical Services in respect of the Broadcast Channels and the Other Broadcast Channels.

                  10.1.3   Any sub-licence granted in accordance with Clause
10.1.2 shall include terms to the following effect:

                  1. (a) The sub-licence will terminate on the expiry or earlier termination of the Sharer's Site Licence; and

                  (b) immediately prior to the expiry of the sub-licence, the Sub-Licensee shall remove (or have removed) the Sharer's Exclusive Equipment owned by it.

                  2. The Sub-Licensee shall not be permitted or permit others to enter the Station except in the following circumstances:

                  (a) the Sub-Licensee may enter the Station to view any Sharer's Exclusive Equipment owned by the Sub-Licensee provided that the representatives carrying out the viewing have been approved by the Station Owner prior to entry (such approval not to be unreasonably withheld or delayed);

                  (b) the Sharer may enter to carry out works of installation, inspection, maintenance, repair, renewal or removal in relation to the Sharer's Exclusive Equipment owned by the Sub-Licensee, subject to the restrictions on such works contained in the Operating Procedures Manual and the Site Licence;

                  (c) third parties (or the Sub-Licensee) may enter with the prior consent of the Station Owner, to carry out the works described in
         (b) above, such consent not to be unreasonably withheld or delayed, if:

                           (i) the Sharer's Exclusive Equipment owned by the
                  Sub-Licensee is situated in or on the Sharer's Exclusive Accommodation or is directly connected to Sharer's Exclusive Equipment (whether or not such Sharer's Exclusive Equipment is located on Sharer's Exclusive Accommodation or Common Accommodation); and

                            (ii) the third party (or the Sub-Licensee) enters
                  into a direct contract with
                  the Station Owner, if required to do so by the Station Owner, governing the maintenance procedures and works practices that must be observed on the Station and which may include:-

                                    (aa) an indemnity similar to that contained
                           in Clause II b.b. of the Site Licence in favour of the Station Owner if so required by the Station Owner; and

                                    (bb) a provision requiring all or part of
                           such works as the Station Owner shall in its discretion decide to be performed or supervised by the Station Owner; and

                                    (cc) a provision for the costs properly
                           incurred of such performance or supervision to be met by the relevant Sub-Licensee.

                  (d) the Sub-Licensee may allow representatives of the Director General of Telecommunications to enter the Station insofar as necessary to comply with any Wireless Telegraphy Act Licence granted to that Sub-Licensee under section 1 of the Wireless Telegraphy Act 1949.

                  10.1.4 Notwithstanding the rights granted in this Clause 10.1, the Sharer shall remain fully liable to the Station Owner for the acts and omissions of its Sub-Licensees or the third parties referred to in this Clause
10.1 (including if applicable the failure of a Sub-Licensee to remove any Sharer's Exclusive Equipment owned by it prior to termination of its sub-licence and the cost of reinstating any damage caused by such removal). For the avoidance of doubt, subject as provided in this Clause 10.1, the covenants on the Sharer's part relating to the provisions of the Operating Procedures Manual and the Site Licence shall apply to the Sharer in respect of any Sharer's Exclusive Equipment owned by the Sub-Licensee on the Station as they do generally to the Sharer's Exclusive Equipment.

                  10.1.5 For the avoidance of doubt (and without prejudice to Clause 10.1.3(2)(c)(ii)(cc)) the Station Owner shall not be entitled to any fee from or in respect of the sublicence (except as provided in Clause 6.2.3, if applicable) but the Licence fee payable by the Sharer shall be calculated as if the rights exercisable by the Sub-Licensee were exercisable by the Sharer (except for any multi-couple fee payable in accordance with Clause 6.2.3).

                  10.1.6 For the avoidance of doubt the BBC confirms that it has consented to the grant of sub-licences complying with this Clause 10.1 in favour of any local radio licensee who acquires or has acquired ownership of NTL's or IBA's Exclusive Equipment pursuant to section 133(6) of the Broadcasting Act 1990.

                  10.1.7  Nothing in this agreement shall:-

                  (a) prevent the Station Owner from entering into agreements with third parties to use its Stations and/or Accommodation and Equipment at its Stations (other than the Sharer's Exclusive Equipment and/or Sharer's Exclusive Accommodation (save as provided in Clauses 10.4(i) and 10.5(i))) whether by lease, licence, sub-letting or otherwise provided that the Sharer's rights under this agreement are preserved;

                  (b) prevent the Station Owner from retaining its rights of access at all times over all parts of the Station (including rights of access to any Sharer's Exclusive Accommodation) as provided in the Operating Procedures Manual, or otherwise by prior arrangement with the Sharer (save in cases of emergency when no prior arrangement shall be necessary); or

                  (c) prevent the Sharer from entering into Multi-Couple arrangements with third parties using the Sharer's Exclusive Equipment on a Station, where the third party has contracted with the Sharer for the Sharer to provide facilities for any of the Broadcast

         Channels but where the third party does not own any of the Equipment to be used on the Station.

                  10.2  Subject to Clause 10.8 below, if:-

                  1. Sharer's Exclusive Equipment owned by a Sub-Licensee is located on or in Common Accommodation (disregarding Ancillary Equipment) which is permitted only as provided under Clause 10.1.2.1; and

                  2.  either

                  (a) the Sub-Licensee ceases to require any Technical Services from the Sharer;

                  or

                  (b) the Sharer ceases to own any Sharer's Exclusive Equipment (disregarding Ancillary Equipment) or any of the Common Equipment referred to in Clause 12.3 in or on the same Common Accommodation;

         the Sharer shall

                           (i) in the case of (1) and (2)(b) above both
                  applying, if required by the Station Owner, terminate the relevant sub-licence in accordance with its terms and the Site Licence for the Station shall be terminated or amended if appropriate; or

                           (ii) in the case of (1) and (2)(a) above both
                  applying, terminate the relevant sub-licence in accordance with its terms and the Site Licence for the Station shall be amended if appropriate.

                  10.3 Subject to Clause 10.8 notwithstanding that ownership of all Accommodation remains vested at all times in the Station Owner, (save as provided in Clause 5.5.3) if:-

                  (a) any Sharer's Exclusive Accommodation is constructed by or at the sole cost of the Sharer or any Sub-Licensees of the Sharer or is provided for the Sharer and/or any SubLicensee by the Station Owner; and

                  (b) the Sharer has transferred ownership of some but not all of the Sharer's Exclusive Equipment (or any of the Common Equipment as referred to in Clause 12.3) housed in or on such Exclusive Accommodation to a third party or third parties and has granted a sub-licence as permitted under Clause 10.1.2; and

                  (c) the Sub-Licensee concerned has ceased to require any Technical Services from the Sharer; then the Sharer shall terminate the relevant sub-licence but the Sharer shall be entitled to grant a new sublicence to permit the former Sub-Licensee to continue to use the Sharer's Exclusive Accommodation (together with any appurtenant rights in or of access to and egress from the Sharer's Exclusive Accommodation). However, the Sharer shall not be entitled to grant such a new sub-licence unless (if necessary) the former Sub-Licensee also enters into a direct site sharing licence with the Station Owner in order to permit any Sharer's Exclusive Equipment owned by that former Sub-Licensee to be located on the Station other than in that Exclusive Accommodation (together with any appurtenant rights of access to and egress from the Station and in respect of use of such Equipment).

                  10.4 Subject to Clause 10.8 notwithstanding that ownership of all Accommodation remains vested at all times in the Station Owner, (save as provided in Clause 5.5.3) if:-

                  (a) (i) any Sharer's Exclusive Accommodation is provided for the Sharer and/or any

Sub-Licensee by the Station Owner; or

                  (ii) any Sharer's Exclusive Accommodation is constructed by or at the sole cost of the Sharer or any Sub-Licensee of the Sharer; and

                  (b) (i) the Sharer transfers or has transferred all the Sharer's Exclusive Equipment housed in or on such Sharer's Exclusive Accommodation (disregarding Ancillary Equipment) to a Sub-Licensee or Sub-Licensees in circumstances permitted under Clause 10 hereof; but

                  (ii) the Sub-Licensee(s) continue to require Technical Services from the Sharer; and

                  (c) a third party (including a Sub-Licensee) asks the Station Owner to make Accommodation available at the Station for Broadcasting any services comprised in the Broadcast Channels or Other Broadcast Channels;

then, (notwithstanding the presence of any such Common Equipment as referred to in Clause 12.3);

                            (i) the Sharer shall, if requested by the Station
                  Owner, surrender up possession of such Sharer's Exclusive Accommodation to the Station Owner and if the provisions of 10.4(a)(ii) above apply, in consideration for such surrender the Station Owner shall pay to the Sharer a sum equivalent to the replacement cost of such Sharer's Exclusive Accommodation taking into account the expired life of the Exclusive Accommodation based on a useful life of 25 years and calculated at the date of surrender; and

                           (ii) if possession of such Sharer's Exclusive
                  Accommodation is so surrendered, the Sharer shall terminate any subsisting sub-licences granted to its Sub-Licensees in respect of the Exclusive Accommodation concerned and the relevant Site Licence shall be terminated or amended accordingly if appropriate.

                  10.5 Subject to Clause 10.8 notwithstanding that ownership of all Accommodation remains vested at all times in the Station Owner, (save as provided in Clause 5.2.3) if:-

                  (a) (i) any Sharer's Exclusive Accommodation is provided for the Sharer and/or any Sub-Licensee by the Station Owner; or

                  (ii) any Sharer's Exclusive Accommodation is constructed by or at the sole cost of the Sharer and/or any Sub-Licensee of the Sharer; and

                  (b) the Sharer transfers or has transferred all the Sharer's Exclusive Equipment housed in or on such Sharer's Exclusive Accommodation (disregarding Ancillary Equipment) to a Sub-Licensee or Sub-Licensees in circumstances permitted under Clause 10 hereof; and

                  (c) the Sub-Licensee or Sub-Licensees referred to in Clause 10.5(b) above, cease to require any Technical Services from the Sharer;

then, (and notwithstanding the presence of any such Common Equipment as referred to in Clause 12.3);

                            (i) the Sharer shall, if requested by the Station
                  Owner, surrender up possession of such Sharer's Exclusive Accommodation to the Station Owner and if the provisions of 10.5(a)(ii) above apply, in consideration for such surrender the Station Owner shall pay to the Sharer a sum equivalent to the replacement cost of such Sharer's Exclusive Accommodation taking into account the expired life of the Exclusive Accommodation based on a useful life of 25 years and calculated at the date of surrender; and

                           (ii) if possession of such Sharer's Exclusive
                  Accommodation is so surrendered, the Sharer shall terminate any subsisting sub-licences granted to its Sub-Licensees in respect of the Exclusive Accommodation concerned and the relevant Site Licence shall be terminated or amended accordingly if appropriate.

                  10.6 Subject to Clause 10.8, if in addition to 10.2, 10.3,
10.4 or 10.5 above, the Sharer transfers or has transferred ownership of Sharer's Exclusive Equipment (disregarding Ancillary Equipment) located on a multi-couple antenna system to the Sub-Licensees whose services are transmitted from that said antenna system, so that all services operating from that said system have been the subject of such transfer of ownership, then, if the Station Owner so requires, the Sharer shall remove any of its remaining Ancillary Equipment comprised in the said antenna system from the Station (reinstating any damage caused by such removal).

                  10.7.1 If a Sub-Licensee enters into a direct site sharing licence with the Station Owner, following termination of its sub-licence from the Sharer pursuant to Clauses 10.2, 10.3, 10.4(ii) or 10.5(ii) the Sharer shall not be liable or required by the Station Owner to enforce the provision referred to in Clauses 10.1.3(1)(b) above, or Clause 10.1.4 insofar as it relates to removing Equipment owned by a Sub-Licensee from the Station or similar provision with regard to that person.

                  10.7.2 The Sharer shall from time to time, when requested by the Station Owner, inform the Station Owner as to what Sharer's Exclusive Equipment is owned other than by the Sharer and give details of such ownership.

                  10.8.1 Until the expiry of the Compulsory Period, the Station Owner shall have no right:-

                  (a) to require the Sharer to terminate and the Sharer shall have no obligation to terminate any sub-licence under Clauses 10.2 to
         10.7 (inclusive); or

                  (b) to require the Sharer to surrender up possession of the Sharer's Exclusive Accommodation under Clauses 10.4 or 10.5 and the Sharer shall have no obligation to surrender up possession of the Sharer's Exclusive Accommodation under Clauses 10.4 or 10.5; or

                  (c) to require the Sharer to remove Ancillary Equipment and the Sharer shall have no obligation to remove such Equipment under Clause 10.6;

if a Sub-Licensee has originally acquired Equipment as a result of Section 133(6) of the Broadcasting Act 1990.

                  10.8.2 The Compulsory Period is the period from the Effective Date until:-

                  (a) the 1st January 1993; or

                  (b) the date when the programme contract in force immediately prior to the 1st January 1991 between the IBA and the Sub-Licensee would have expired in accordance with its fixed term (and notwithstanding the premature termination of such contract in consequence of the Broadcasting Act 1990);

whichever is the later.

                  10.9 A diagram is attached as Schedule IV to this agreement in respect of Clauses 10.2 to 10.5 (inclusive) and Clause 10.8 for illustrative purposes only.

                  10.10 Where the Sharer has ceased all its Technical Services in respect of its Broadcast Channels and/or Other Broadcast Channels from a Station it shall terminate its Site Licence for that Station in accordance with Clause IV.1.(b) of the Site Licence.

Relocation or Sale of Station by Station Owner
----------------------------------------------

                  11.1 If the Station Owner wishes to dispose of its Common or Common and Exclusive Accommodation or its Common or Common and Exclusive Equipment located at a Station or has no further use for or wishes to relocate a Station it may do so and the Site Licence shall be modified/terminated accordingly except where the Sharer has a continued requirement for use of such Common Accommodation or Common Equipment where and in such circumstances the Station Owner shall be required, where practicable, to use all reasonable endeavours in accordance with Clause 11.2 to ensure that the Sharer's requirements in respect of Technical Services for its Broadcast Channels transmitted from that Station and rights under this agreement continue to be met or satisfied.

                  11.2 Subject to Clauses 10.1.7(a) and 11.4 the Station Owner, at its option, shall meet the obligation in Clause 11.1 (unless agreed otherwise at the time of commencement of the Site Licence) either:

                  11.2.1 if the Station is to be relocated or if, for reasons beyond its reasonable control, the Station Owner is prevented from continuing to use a Station, by providing Accommodation and Common Equipment for the Sharer at the relocated or any available alternative Station, in all material respects equivalent (including as to suitability for the Broadcast Channels) to those provided to the Sharer at the original Station together with a replacement Site Licence in respect of the same; or

                  11.2.2 if the Station Owner has a disposable title then, subject to any constraint imposed

                            (i) on any freehold title to the Station or,

                           (ii) where that title is leasehold in the lease of
that Station,

by giving the Sharer a right of pre-emption to acquire the Station Owner's interest in the land comprising the Station (and in buildings upon which the Station is located) (together with any Accommodation and Equipment on the Station which are required for Technical Services in respect of the Broadcast Channels of the Sharer or its Sub-Licensees or for the current transmission services of the Licensees, who are to remain on the Station) at the Reasonable Price. The right of pre-emption shall be promptly notified by the Station Owner in writing to the Sharer. The Station Owner shall deduce title to the Sharer in accordance with the National Conditions of Sale (20th Edition) and shall notify the Sharer in writing of all matters (of title or otherwise) adversely affecting the Station of which the Station Owner is aware. If this right of pre-emption is exercised by the Sharer the Station Owner shall assign or otherwise, at the Sharer's request, use all reasonable endeavours to terminate any licences, or sub-licences of or to any Licensees at the Station or to ensure that any Licensees who wish to remain and who are not lessees of the Station Owner shall enter into a direct site sharing licence with the Sharer as part of such transfer, on such terms as the Sharer shall reasonably require. Where this transfer occurs the Station Owner shall be entitled either:-

                  (a) to remove, if it wishes, all or any of:

                            (i) its Exclusive Equipment on the Station; and/or

                            (ii) any Exclusive Accommodation (other than land)
                  on the Station; and/or

                           (iii) any Common Equipment on the Station;

comprising items of Equipment or Accommodation which are no longer needed for the Technical Services in respect of the Broadcast Channels of the Sharer or its Sub-Licensees or the transmission services of the Licensees who are to remain on the Station; or

                  (b) at the Sharer's request, to negotiate a price with the Sharer for the disposal of all or any of the Accommodation and Equipment referred to in 11.2.2(a) from the Station Owner to the Sharer.

                  If however the Station Owner fails to remove any such Equipment or Accommodation as is referred to within 11.2.2(a) within 12 months of the Sharer acquiring title to the Station in accordance with Clause 11.2.2 the Sharer shall automatically acquire all such title as the Station Owner had in such Accommodation or Equipment without further consideration being due;

or,

                  11.2.3 only where 11.2.1 and 11.2.2 above are unreasonable or impracticable, then by entering into special arrangements with the Sharer for individual sites in accordance with the spirit of the provisions of this agreement.

                  11.3.1 The Reasonable Price shall be the value of the Station Owner's interest in the land comprising the Station (if any) together with such of the Accommodation and Equipment on the Station which is the subject of the right of pre-emption (subject to any registered or overriding interests) in the open market at the time of notification of the right of pre-emption, as agreed between the Station Owner and the Sharer. Failing agreement such value shall be determined by an independent surveyor who shall be appointed by agreement between the parties or, failing agreement, by the president for the time being of the Royal Institute of Chartered Surveyors on the application of either party. The independent surveyor shall act as arbitrator and his decision shall be final and binding on the parties.

                  11.3.2 The Sharer shall not be under any obligation under this Clause 11 to proceed with the acquisition of the Station Owner's interest following the agreement or determination of the Reasonable Price. The Sharer shall notify the Station Owner whether or not it wishes to proceed with the acquisition within 3 months of such agreement or determination of the Reasonable Price. If accepted by the Sharer, the Sharer shall pay the Reasonable Price on completion of the acquisition. The parties shall use all reasonable endeavours to complete the transaction within 3 months of notification of the Sharer's acceptance to the Station Owner of the Reasonable Price, or as soon as reasonably practicable thereafter.

                  11.4 Unless otherwise agreed the Station Owner shall meet all reasonable costs of providing the Accommodation and Common Equipment to be provided to the Sharer in accordance with Clause 11.2.1 including costs to develop any relocated or available alternative Station so that equivalent Accommodation and Common Equipment are provided except where the Station Owner was prevented from continuing to use the Station for any reason beyond its reasonable control (such as where the Station Owner is unable to renew its rights to occupy any land or buildings comprised in a Station and/or where renewal is only available on unreasonable terms).

Other Broadcast Channels
------------------------

                  12.1 Subject as provided in Clauses 12.2 and 12.3 it is hereby agreed that if either party hereto requests Equipment and/or Accommodation to enable it to provide any Technical Services in respect of Other Broadcast Channels at the other's Stations the other party shall make such Equipment and/or Accommodation available on the same terms (including as regards entering into Site Licences and the application of the Licence fee) as Accommodation and/or Equipment are made available for the Broadcast Channels under this agreement.

                  12.2 The parties acknowledge that the Operating Procedures Manual may need to be amended to take into account any Other Broadcast Channels which are brought within the ambit of this agreement in accordance with Clause
12.1. The parties agree that the Operating Procedures Manual shall be amended to include such provisions as are necessary and reasonable to take account of such Other Broadcast Channels by the introduction of such comparable operating procedures as the parties shall agree. Failing agreement and without prejudice to Clause 15.3, either party may refer to the independent arbitrator referred to in Clause 15.2, to determine what amendments are necessary and reasonable and his decision shall be final.

                  12.3.1 It is acknowledged by the parties that Accommodation and Equipment for Other Broadcast Channels may require substantial capital expenditure. If, therefore, after the date of this agreement the Sharer bears the initial capital costs incurred in providing any new Common Equipment or Common Accommodation for any other Broadcast Channels or in making significant alteration to Common Equipment or Common Accommodation for them the parties acknowledge that it will be appropriate to reduce the Licence fee payable to take into account such costs borne by the Sharer.

                  12.3.2 It is further agreed that notwithstanding any other provision of this agreement, the Operating Procedures Manual or any Site Licence, where the Sharer bears the initial capital costs for any Common Equipment for the purposes contemplated in 12.3.1 above, then the Sharer shall be the full legal owner of that Equipment notwithstanding that it is used in common with the Station Owner or its Licensees and notwithstanding the provisions of clauses 5.2 and 5.3. The repair and maintenance provisions of this agreement (including the maintenance fee element of the Licence fee), the Operating Procedures Manual and the Site Licences shall apply to such Common Equipment, but it shall be deemed to be Exclusive Equipment for the purposes of the Sharer's rights to remove or dispose of such Equipment under this agreement, the Operation Procedures Manual and any applicable Site Licence and in particular for the purposes of Clauses 5.5.2 and 11.

                  12.3.3 The parties agree to negotiate in good faith and without delay after the execution of this agreement (i) as to how the Licence fee should be adjusted in the circumstances set out in 12.3.1; and (ii) as to the appropriate compensation which will be payable by the Sharer to the Station Owner where the Sharer removes such Equipment.

                  12.3.4 Save for the principles set out in Clauses 12.3.1 and
12.3.2 the parties acknowledge that they have not considered or agreed in detail the application of this agreement, the Operating Procedures Manual or the Site Licence to the Equipment referred to in Clause 12.3.1. The parties agree to negotiate further in good faith the detailed application of this agreement, the Operating Procedures Manual and the Site Licence to such Equipment when reasonably required by either party.

                  12.3.5 Use by the Station Owner or its Licensees of the Common Equipment provided by the Sharer for Other Broadcast Channels as referred to in this Clause 12.3 shall be ignored for the purpose of determining whether Accommodation is Sharer's Exclusive Accommodation or Common Accommodation for the purposes of this agreement, the Operating Procedures Manual and the Site Licence.

                  12.3.6 Use by the Sharer or its Sub-Licensees of the Common Equipment provided by the Sharer for the Other Broadcast Channels as referred to in this Clause 12.3 shall be ignored for the purpose of determining whether Accommodation is Station Owner's Exclusive Accommodation or Common Accommodation for the purposes of this agreement, the Operating Procedures Manual and the Site Licence.

Assignment of this Agreement
----------------------------

                  13.1 Neither party may assign this agreement in whole or in part without the prior written consent of the other party.

                  13.2 Such consent shall not be unreasonably withheld or delayed if the proposed assignee agrees:-

                  13.2.1 to become the Station Owner of all the Stations of the assignor as listed in the relevant part of Schedule I and to enter into a Site Licence in favour of the other party hereto in respect of each of those Stations, to replace and on the same terms as those in force previously between the assignor and the other party, subject as provided below; and

                  13.2.2 to enter into a Site Licence with the Station Owner in respect of each of the Stations of which the other party is the Station Owner, to replace and on the same terms as the Site Licences previously in force in respect of those Stations, subject as provided below; and

                  13.2.3 to execute a deed of covenant (under seal if appropriate) in favour of the other party to this agreement agreeing to be bound by the provisions of this agreement, provided always that such other party may determine that the Operating Procedures Manual shall not apply as between the assignee and itself but that such other operating procedures manual as it shall reasonably require shall be substituted in Schedule V for and take effect in place of the Operating Procedures Manual which applied as between the assignor and that party.

                  13.3.1 The obligations under the terms of this agreement, the Operating Procedures Manual and the Site Licence relating to:-

                  (a) performance of any works of installation, inspection, maintenance, repair, renewal or removal in respect of Accommodation and Equipment at the Stations by the Sharer; and

                  (b) performance of any works of installation, inspection, maintenance, repair, renewal, or removal in respect of Accommodation and Equipment (other than Station Owner's Exclusive Accommodation or Exclusive Equipment) at the Station by the Station Owner

cannot be assigned or sub-contracted to third parties save as therein expressly permitted, without the prior written consent of the other party, such consent not to be unreasonably withheld or delayed.

                  13.3.2 It would not be considered unreasonable for the Station Owner or the Sharer, as appropriate, to refuse consent where it is reasonably considered that the assignment or subcontracting of the works referred to in Clause 13.3.1 above would be detrimental to the technical operation of any Broadcast Channel.

Priority of Obligations
-----------------------

                  14.1 Unless the parties expressly agree otherwise in writing:-

                  14.1.1 In the case of any discrepancies between the terms of this agreement and a Site Licence or the Operating Procedures Manual (as updated or substituted pursuant to any of Clauses 8.2, 12.2 or 13.2.3) the terms of this agreement shall prevail; and

                  14.1.2 Subject as provided in Clause 14.1.1, in the case of any discrepancy between a Site Licence and the Operating Procedures Manual (as updated or substituted in accordance with any of Clauses 8, 12.2 or 13.2.3) the terms of the Operating Procedures Manual shall prevail.

                  14.2.1 Notwithstanding any other provisions of this agreement, the Operating Procedures Manual or the Site Licence, neither of the parties hereto shall be:-

                         (i) required to do anything in contravention of any Applicable Regulations; or

                         (ii) required to refrain from doing anything the party is required to do under such Applicable Regulations; or

                         (iii) liable to the other party for failing to do
                  anything which if done would be in contravention of Applicable Regulations.

                  14.2.2 For the purposes of Clause 14.2.1 Applicable Regulations shall mean any applicable statute, direction of any competent authority, any Telecommunications Act Licence granted to the party under section 7 of the Telecommunications Act 1984 or any Wireless Telegraphy Act Licence granted to the party under section 1 of the Wireless Telegraphy Act 1949.

Disputes
--------

                  15.1 In the event of any dispute or disagreement arising between the parties hereto relating to the legal interpretation of any of the Clauses of this agreement and/or the Site Licence and/or the Operating Procedures Manual the matter may be referred to an independent arbitrator to be agreed between the parties or to be appointed in default of agreement in respect of any Stations in England and Wales (on the application of either of the parties), by the President for the time being of The Law Society of England and Wales, or in respect of any issue related specifically to Stations in Scotland to and by the President of the Scottish Law Society, and in respect of matters related specifically to Stations in Northern Ireland to and by the President of the Law Society of Northern Ireland, the construction of this agreement to be dealt with by themselves or by such other arbitrator as they shall direct, and generally in accordance with the Arbitration Acts 1950 and 1979 or any statutory modification or re-enactment thereof for the time being in force.

                  15.2 In the event of any dispute or disagreement relating to the technical application of the Operating Procedures Manual or the Site Licence and the performance thereof then such dispute or disagreement shall be referred to the President of the Institute of Electrical Engineers to be dealt with by himself or by such other arbitrator as he shall direct and generally in accordance with the Arbitration Acts as referred to in Clause 15.1.

                  15.3 Clauses 15.1 and 15.2 are without prejudice to the rights of either party to refer to Oftel where appropriate.

Amendment/Variations
--------------------

                  16. The parties shall only be at liberty to amend this agreement by agreement in writing signed by authorised signatories for and on behalf of both of the parties.

Further Assurance
-----------------

                  17. The parties undertake with each other to execute and do all such deeds, documents, assurances, acts and things as may be necessary or requisite for putting into effect the provisions of this agreement.

Termination
-----------

                  18.1 Subject as provided in Clause 18.3 either party may terminate this agreement by at least 5 years' notice in writing to the other expiring on 31st December 2005 or any date which is the date ten years or a multiple of ten years after 31st December 2005.

                  18.2 Subject as provided in Clause 18.3 either party may terminate this agreement forthwith by notice in writing to the other upon the happening of any of the following events:

                  18.2.1 if the other shall commit a material breach of any of the obligations on its part to be performed or observed hereunder and, in the case of a breach capable of rectification, shall fail to initiate steps to rectify the same within 30 days after notice is given to it by the party not in breach requiring such rectification or shall fail to continue thereafter with all reasonable speed to complete such rectification; or

                  18.2.2 if the other party shall become insolvent or if a receiver, administrator or administrative receiver shall be appointed in respect of the whole or any part of its assets or if any order shall be made or a resolution passed for winding up that other party (other than a resolution for a members voluntary winding up for the purpose of amalgamation or reconstruction on terms previously approved in writing by the party not the subject of the winding up) or if the other party shall file for bankruptcy, or if the other party makes any other arrangement with its creditors, or if equivalent action shall be taken or occur in any other jurisdiction; or

                  18.2.3 if the other party ceases to carry on or ceases legally to carry on a broadcast transmission business or function.

                  18.3.1 Termination of this agreement shall be without prejudice to the rights of the parties accrued to the date of termination including for the avoidance of doubt the accrued rights of ownership of all existing Stations, Accommodation and Equipment as at the date of termination.

                  18.3.2 Notwithstanding the provisions of Clauses 18.1 and 18.2, Clause 19 shall continue in full force and effect.

Confidentiality
---------------

                  19. Subject to the requirements of any Applicable Regulations, each of the parties undertakes whilst this agreement is in force and thereafter to, and to procure that its officers, employees, contractors and agents shall, keep confidential and not disclose to any third party without the prior written consent of the other party the contents of this agreement (save as provided below) or any information which it has received from or which has been made available by the other party verbally or in writing in relation to the business or operation of the other party (excluding information which is or has become public knowledge otherwise than by a breach by either party of this clause and information which either party is required to disclose by order of a Court or order of a competent authority). NTL shall however be entitled to disclose the contents of this agreement to any potential purchasers of all or part of the issued share capital of NTL and their respective advisers, provided that such potential purchasers and advisers undertake to keep such information confidential on similar terms as set out in this Clause. Each party undertakes to apply within 14 days from the date of this agreement to the Director General of Telecommunications for dispensation from the obligations of disclosure, if any, in any licence granted to either party under section 7 of the Telecommunications Act 1984.

                                  SCHEDULE 1

                  PART I     LIST OF BBC STATIONS

                         PART II LIST OF NTL STATIONS

                                  SCHEDULE 1

                                    PART I
                            (List of BBC Stations)


                                                                                                      Page
                                                                                                      ----
 A.      Radio only MF/Non-MF...........................................................................43
 B.      Combined TV & Radio............................................................................44
 C.      TV only
         1.       Non-standard..........................................................................45
         2.       10-49w output inclusive............................................................46-47
         3.       below 10w output ..................................................................48-49

                                  SCHEDULE I

                                    PART I

                                   SECTION A
                              RADIO ONLY SITES *



                         ALSAGERS BANK
                         BOW BRICKHILL
                         BRIGHTON (SOUTHWICK)
                         CHURCHDOWN HILL
                         EXETER (PEARCE'S HILL)
                         FERN BARROW
                         FREEMANS COMMON
                         GREENSIDE SCALP
                         HIGH HUNSLEY
                         KINGS HEATH
                         LEICESTER (ANSTEY LANE)
                         LOTS ROAD
                         MADINGLEY
                         MANGOTSFIELD
                         MAPPERLEY RIDGE
                         MERSEYSIDE (ALLERTON PARK)
                         NORTHAMPTON VHF
                         PLYMOUTH (PLUMER BARRACKS)
                         SHREWSBURY
                         SIDEWAY
                         STOCKTON
                         TORBAY (OCCOMBE)
                         TROWELL

          *  NTL's use - rate card 1 and/or 2 applicable.

                                  SCHEDULE I

                                    PART I
                                   SECTION B

                            COMBINED TV AND RADIO *

                            ALEXANDRA
                            PALACE
                            BATH
                            BILSDALE
                            BROUGHER MOUNTAIN
                            FENHAM
                            GIRVAN
                            GUILDFORD
                            HANNINGTON
                            HASLEMERE
                            HASTINGS
                            HEATHFIELD
                            KILVEY HILL
                            LIMAVADY
                            LONDONDERRY
                            MALVERN
                            MARLBOROUGH
                            MENDIP
                            NEWHAVEN
                            OXFORD
                            REIGATE
                            SHEFFIELD (TAPTON HILL)
                            SUTTON COLDFIELD
                            THE WREKIN
                            WHITEHAWK HILL
                            (BRIGHTON)

           *  NTL's use - rate card 2 applicable

                                  SCHEDULE I

                                    PART I
                                   SECTION C

                                   TV ONLY *

                                1. NON-STANDARD


ABERDARE                     GLENGORM                  PONTYPRIDD
ALDEBURGH                    GLENMARKSIE (LINK)        PORT ST MARY
ALSTON                       GLOSSOP                   REDRUTH
ASHBOURNE                    HALTWHISTLE               RHONDDA
BEECROFT HILL                HEMEL HEMPSTEAD           ROSEMARKIE
BETWS-Y-COED                 ERTFORD                   ROWRIDGE
BIRCH VALE                   HIGH WYCOMBE              SALISBURY
BLAENPLWYF                   ISLES OF SCILLY           SCOVAL
BLUEBELL HILL **             KEELYLANG HILL            SGURR MARCASAIDH (LINK)
BOLEHILL                     KENDAL                    SHATTON EDGE
BRESSAY                      KIDDERMINSTER             SKRIAIG
BRIERLEY HILL                KILKEEL                   SOUTH KNAPDALE
BRISTOL ILCHESTER CRESCENT   LADDER HILL               STANTON MOOR
BRISTOL KINGS WESTON HILL    LARK STOKE                STORETON
BROMSGROVE                   LARNE                     SUDBURY
BUXTON                       LEEK                      TACOLNESTON
CALVER PEAK                  LLANDDONA                 TIDESWELL MOOR
CARMEL                       LLANDRINDOD WELLS         TOROSAY
CLETTRAVAL                   LLANGURIG LINK            TUNBRIDGE WELLS
COLLAFIRTH HILL              LONG MOUNTAIN             VENTNOR
CONWAY                       MAESTEG                   WALTHAM
CRYSTAL PALACE               MELVAIG (LINK)            WEARDALE
DIVIS                        MIDHURST                  WENVOE
DOUGLAS                      MILBURN MUIR              WEST RUNTON
EBBW VALE                    MYNYDD MACHEN             WEYMOUTH
EITSHAL                      NEWTON                    WHITBY
FALLS OF CONON (LINK)        OLIVER'S MOUNT            WINDERMERE
FENTON                       PONTOP PIKE               WINTERBOURNE STICKLAND
GLENDOCHERTY (LINK)          PONTYPOOL                 WOOLWICH

        *        NTL's use - rate card 2 applicable.
        ** excluding for the purposes of this agreement all that leasehold land approximately 22 m by 16m as demised by a Lease dated 17th August 1983 made between the BBC (1) and the IBA (2).

                                  SCHEDULE I

                                    PART I
                                   SECTION C

                                   TV ONLY *

                         2.  10W-49W OUTPUT INCLUSIVE

ABERCRAF                CATERHAM                  FINDON                 LEWES
ABERTILLERY             CERNE ABBAS               FISHGUARD              LIMBER HILL
AINSTABLE               CERRIGYDRUDION            FITFUL HEAD            LLANDECWYN
AISLABY                 CHESHAM                   FODDERTY               LLANDINAM
AMBERGATE               CHILFROME                 GIGHA ISLAND           LLANDYFRIOG
AMLWCH                  CLAONAIG                  GILFACH                LLANELLI
ARDINTOUL               CLAUDY                    GLEN URQUHART          LLANGEINOR
ASCOTT-UNDER-WYCHWOOD   CLUN                      GORTNALEE              LLANHILLETH
AUCHMORE WOOD           CLYRO                     GRANTOWN               LLANRHAEADR-YM-MOCHNANT
BADACHRO                COLDEAN                   GREAT MISSENDEN        LUTON
BAINBRIDGE              CONGLETON                 GREENHILL              MALLAIG
BALBLAIR WOOD           CONISTON HIGH MAN         GREENWICH              MATLOCK
BARGOED                 CORWEN                    GUISBOROUGH            MELVICH
BELCOO                  COUNTISBURY               HARBORNE               MERTHYR TYDFIL
BELLAIR                 COW HILL                  HARTINGTON             MICKLEHAM
BELLANOCH               CREDITON                  HAVERFORDWEST UHF      MILLOM PARK
BELPER                  CROYDON (OLD TOWN)        HAWKSHEAD              MYNYDD EMROCH
BEN TONGUE              DALIBURGH                 HAYWARDS HEATH         MYNYDD PENCARREG
BENAGH                  DALMALLY                  HENLEY-ON-THAMES       NESS OF LEWIS
BIDSTON                 DEINIOLEN                 HUGHENDEN              NORTH BOVEY
BISHOPS STORTFORD       DENTDALE                  HUMSHAUGH              OAKELEY MYND
BLAENAVON               DOLGELLAU                 HUNMANBY               OGMORE VALE
BLAINA                  DOLYBONT                  HYTHE                  OKEHAMPTON
BLAIR ATHOLL            DORKING                   ICOMB HILL             OTFORD
BOWMORE                 DUNCRAIG                  INVERNESS              OVER NORTON
BRETCH HILL             DUNKELD                   KENLEY                 PATCHAM
BRIGHTON CENTRAL        EAST GRINSTEAD            KENMORE                PENMAEN RHOS
CAMPBELTOWN             EASTBOURNE                KILBRIDE (SOUTH UIST)  PENNAR
CANE HILL               ESTON NAB                 KILLIN                 PENNY BRIDGE
CARNMONEY HILL          FERNDALE                  KINGUSSIE              PENRYN
CARRADALE               FETLAR                    LAXEY                  PIDDLETRENTHIDE

PITLOCHRY               WELWYN
POOLE                   WEST WYCOMBE
POPLAR                  WESTBOURNE
PORLOCK                 WESTWOOD
PORT ELLEN              WHITTINGSLOW
PORTH                   WONERSH
RAVENSCAR               WOOBURN
RHAYADER                WOOTTON COURTENAY
RHEOLA
RHYMNEY
ROMALDKIRK
ST JUST
ST MARKS
SEAHAM
SHOTLEYFIELD
SKIRMETT
SPEAN BRIDGE
STEYNING

STRACHUR
SWINISTER
TARBERT (HARRIS)
TON PENTRE
TREFILAN
TREFIN
TULLICH
UBLEY
ULLAPOOL
WASHFORD UHF
WEAVERTHORPE
WEISDALE

     *  NTL's use - rate card 3 applicable.

                                  SCHEDULE I

                                    PART I
                                   SECTION C

                                   TV ONLY*

                             3.  BELOW 10W OUTPUT

ABERYSTWYTH             BUCKNELL                  EARDISTON              HEREFORD UHF
AFON DYFI               BURBAGE                   EASDALE                HIGH KEIL
ALDBOURNE               BURRY PORT                EAST DEAN              HOPE
ARDNADAM                BUSHMILLS                 EDALE                  IPSTONES EDGE
ARISAIG                 CAERGYBI                  ESH                    IRESHOPEBURN
ASHFORD-IN-THE-WATER    CARHAMPTON                EXFORD                 IRONBRIDGE
ATTADALE                CARNO                     FAR HIGHFIELD          KENILWORTH
AVOCH                   CARTMEL                   FERRYSIDE              KENSAL TOWN
BACKBARROW              CASTLEBAY                 FINCHLEY               KERRY
BALLACHULISH            CASTLETON                 FIUNARY                KILLOWEN MOUNTAIN
BALNAGUARD              CEMAES                    FORT AUGUSTUS          KILMACOLM
BALTASOUND              CHAGFORD                  GELLI-FENDIGAID        KILVE
BARROW TOWN HALL        CHARLBURY                 GLENARIFF              KINLOCHLEVEN
BETHESDA                CHEPPING WYCOMBE          GLENELLY VALLEY        KINVER
BETWS-YN-RHOS           CHESELBOURNE              GLYNN                  KIRKCUDBRIGHT
BIGGIN HILL             CHINLEY                   GORTNAGEERAGH          LAIRG
BIRCHOVER               CHISBURY                  GRANDTULLY             LAMBERHURST
BLACKWATERFOOT          CLACHAN                   GRINTON LODGE          LAMBOURN
BLAENAU GWENT           COALBROOKDALE             GRONANT                LANGLEY
BOW STREET              COED DERW                 GUITING POWER          LISBELLAW
BRADING                 CORFE CASTLE              GULVAL                 LLANARMON-YN-IAL
BRAEMAR                 CORRIS                    HALESOWEN              LLANBRYNMAIR
BRIDGNORTH              CROSBY RAVENSWORTH        HAMMERSMITH            LLANDDULAS
BRISTOL BARTON HOUSE    CUSHENDALL                HAMSTEAD               LLANDYSUL
BRISTOL WARMLEY         CUSHENDUN                 HANGLETON              LLANGERNYW
BROAD HAVEN             CWM FFRWD-OER             HASTINGS OLD TOWN      LLANGOLLEN UHF
BRONEIRION              CYWYL ELFED               HAZLER HILL            LLANGURIG UHF
BRONWYDD ARMS           DERRYGONNELLY             HEDLEYHOPE             LLANGYBI
BRUERNISH               DURHAM                    HELSTON                LLANIDLOES
BRUSHFORD               DURNESS                   HEMDEAN (CAVERSHAM)    LLANSAWEL
BUCKNA                  DYCHLIEMORE               HEMEL HEMPSTEAD TOWN   LLWYN ONN

LOCHINVER               PERRANPORTH               TALLEY
LONG COMPTON            PIEROWALL                 TARBERT (LOCH FYNE)
LUCCOMBE (IOW)          PLUMBRIDGE                TAYNUILT
LUDLOW                  POOLEWE                   TAYVALLICH
LULWORTH                PORT ISAAC                THETFORD
LUSCOMBE VALLEY         PORTLEVEN                 THURSO
MACHYNLLETH             PORTREATH                 TOMATIN
MARLOW BOTTOM           PORTSLADE                 TOMICH
MICKLEFIELD             PRAA SANDS                TOMICH LINK
MILLTHROP               PWLL-GLAS                 TOMINTOUL
MOCHDRE                 RAMPISHAM UHF             TORTEVAL
MONKSILVER              REDDITCH                  TOTLEY RISE
MOUNTFIELD              RHONDDA B                 TREGARON
MULDONAGH               ROADWATER                 TURVES GREEN
NANT-Y-MOEL             ROOSE                     UIG
NETHERTON BRAES         ROSEDALE ABBEY            UNION MILLS
NEW ADDINGTON           RUGELEY                   UPPER KILLAY
NEW BARNET              RYE                       URSWICK
NEWPORT BAY             ST ALBANS                 VOE

NEWTOWNARDS                 ST ANTHONY IN ROSELAND       WALL
NORTH HESSARY TOR UHF       ST DOGMAELS                  WEST BURTON
OAKAMOOR                    SALTDEAN                     WEST KIRBY
OBAN                        SCALLOWAY                    WESTER ERCHITE
OGBOURNE ST GEORGE          SEAGRY COURT                 WHITASIDE
ONICH                       SEDLESCOMBE                  WHITEHEAD
OVER BIDDULPH               SIDMOUTH                     WINSHILL
OVINGDEAN                   SISTON                       WINTERBOURNE STEEPLETON
PARBOLD                     SORN                         WIVENHOE PARK
PARWICH                     SOUTH MAESTEG                WOODCOMBE
PEN-Y-BANC                  STAITHES                     YNYS PENNAL
PENCADER                    STAVELEY-IN-CARTMEL          YSTUMTUEN
PENDERYN                    STRONTIAN
PENIFILER                   SUNDERLAND

     *  NTL's use - rate card 3 applicable.

                                  SCHEDULE I

                                    PART II
                            (List of NTL Stations)

                                                                     Page
                                                                     ----
A.   Radio only MF/Non-MF..........................................    51
B.   Combined TV & Radio...........................................    52
C.   TV only
     1.   Non-standard.............................................    53
     2.   10-49w output inclusive..................................    54
     3.   below 10w output ........................................ 55-56

                                  SCHEDULE I

                                    PART II
                                   SECTION A

                              RADIO ONLY SITES *


                         BAKERS WOOD

                         BLUNSDON

                         CHRISTCHURCH (NEWPORT)

                         DUXHURST

                         GREAT BARTON

                         GUNTHORPE

                         KEMPSTON (BEDFORD MF)

                         LANGLEY MILL

                         LEWSEY FARM (LUTON MF)

                         LITTLEBOURNE

                         NAISH HILL

                         SEDGLEY

                         SOUTH BENFLEET

                         SOUTHEND MF (RAYLEIGH)

                         ZOUCHES FARM (DUNSTABLE)





* BBC's use - rate card 1 and/or 2 applicable.

                                  SCHEDULE I

                                    PART II

                                   SECTION B

                            COMBINED TV AND RADIO *


                    ABERGAVENNY                    LANCASTER

                    BELMONT                        LES TOUILLETS

                    BLACK HILL                     LETHANHILL

                    BLACK MOUNTAIN                 LLANFYLLIN

                    CAMBRET HILL                   NAILSWORTH

                    CARADON HILL                   NEWRY SOUTH

                    CHALFORD                       PEEBLES

                    CHATTON                        PENDLE FOREST

                    CHESTERFIELD                   RIDGE HILL

                    CORNHOLME                      ROSNEATH

                    DARVEL                         ROSTREVOR FOREST

                    DURRIS                         ROTHESAY

                    EYEMOUTH                       RUMSTER FOREST

                    FFESTINIOG                     ST THOMAS EXETER

                    HASLINGDEN                     SANDY HEATH

                    HEBDEN BRIDGE                  STRANRAER

                    HUNTSHAW CROSS                 STROUD

                    INNERLEITHEN                   TODMORDEN

                    KEIGHLEY                       WALSDEN SOUTH

                    KIRKCONNEL                     WHARFEDALE

                    KNOCK MORE                     WINTER HILL



* BBC's use - rate card 2 applicable

                                  SCHEDULE 1

                                    PART II
                                   SECTION C

                                   TV ONLY *

                                1. NON-STANDARD


               ALDERNEY                       LEAMINGTON SPA

               ANGUS                          LITTLEBOROUGH

               ARFON                          MOEL-Y-PARC

               BACUP                          MYNYDD BACH

               BARSKEOCH HILL                 NEWCASTLE (NORTHERN IRELAND)

               BEACON HILL                    NOTTINGHAM UHF

               BIGGAR                         PENICUIK

               BRECON UHF                     PERTH UHF

               CALDBECK                       PLYMPTON

               CIRENCESTER                    PRESELY

               COP HILL                       ROSEHEARTY

               CRAIGKELLY                     SADDLEWORTH

               DARWEN                         SEDBERGH

               DOVER                          SELKIRK

               EMLEY MOOR                     SKIPTON

               FAIR ISLE (LINK)               ST AUSTELL

               FREMONT POINT                  STOCKLAND HILL

               GARTLY MOOR                    STRABANE

               HALIFAX                        TAY BRIDGE

               HEYSHAW                        WEST KILBRIDE

               IDLE                           WHITEHAVEN UHF

               KILLEARN                       WHITWORTH

               KINGS LYNN



*  BBC's use - rate card 2 applicable.

                                  SCHEDULE I

                                    PART II
                                   SECTION C

                                   TV ONLY *

                          2. 10W-49W OUTPUT INCLUSIVE

ABERFOYLE               CROCKERTON                KIRKMICHAEL            ROTHBURY
ABERTRIDWR              CROESERW                  KIRKOSWALD             SAINT HELIER
ADDINGHAM               CULM VALLEY               LLANUWCHLLYN           SENNYBRIDGE
ALLESLEY PARK           CWMAFON                   LLYSWEN                SLAPTON
ANDOVERSFORD            DALLINGTON PARK           LOCHWINNOCH            STRATHALLAN
ARDENTINNEY             DALTON                    LORTON                 SUTTON ROW
ARMAGH                  DERI                      LUDDENDEN              TAFFS WELL
AUCHTERMUCHTY           DOG HILL                  MELLING                TAVISTOCK
AUSTWICK                DONHEAD                   MILLBROOK              TEIGNMOUTH
BACKWELL                DOVER TOWN                MOEL-Y-SANT            TENBY
BALA                    DOWNDERRY                 MONMOUTH               THE BOURNES
BAMPTON                 DURSLEY                   MORPETH                THORNHILL
BANFF                   EDERNY                    MUIRKIRK               TIGNABRUAICH
BASSENTHWAITE           ELTON                     NEW GALLOWAY           TILL VALLEY
BEARY PEARK             FOREST ROW                NEW RADNOR             TIVERTON
BELLINGHAM              GALASHIELS                NORWICH CENTRAL        TORQUAY TOWN
BOLLINGTON              GARTH HILL                OAKENHEAD              TRAWDEN
BRAILES                 GLASGOW (WEST CENTRAL)    ORTON                  TREGYNON
BRIDPORT                GOSFORTH                  OUGHTIBRIDGE           TREHARRIS
BRIGHSTONE              GRASSINGTON               OVERSTRAND             UPAVON
BURNHAM                 HAGG WOOD                 OXENHOPE               WALSDEN
BURRINGTON              HARTLAND                  PENALIGON DOWNS        WELLS-NEXT-THE-SEA
CALLANDER               HAWICK                    PENNORTH               WEST LINTON
CALNE                   HAYDON BRIDGE             PETERCHURCH            WESTWARD HO!
CATTON BEACON           HUTTON                    PETERHEAD              WHALLEY
CEFN-MAWR               ILFRACOMBE                PINWHERRY              WHITEWELL
CHARTHAM                IVYBRIDGE                 PONTARDAWE             WOODBRIDGE
COMBE MARTIN            JEDBURGH                  PRIMROSE HILL          WREXHAM-RHOS
CRAGG VALE              KESWICK                   RAMSBOTTOM             WYE (ASHFORD)
CRAIGELLACHIE           KETTLEWELL                RAVENSCRAIG            YNYS OWEN
CRICKHOWELL             KINGSBRIDGE               RIBBLESDALE            YSTALYFERA
CRIEFF                  KINROSS                   RIPPONDEN

         *  BBC's use - rate card 3 applicable.

                                  SCHEDULE I

                                    PART II
                                   SECTION C

                                   TV ONLY *

                              3. BELOW 10W OUTPUT

ABERBEEG                BOSCASTLE                 CHEPSTOW               DELPH
ABERCYNON               BOSSINNEY                 CHINGFORD              DOLLAR
ABERGWYNFI              BOVEY TRACEY              CHISELDON              DOLWYDDELLAN
ABINGTON                BOX                       CHITTERNE              DOWLAIS
ALLTWEN                 BRADFORD WEST             CHUDLEIGH              DRAPERSTOWN
ALTON                   BRANSCOMBE                CILFREW                DROMORE
ARMITAGE BRIDGE         BRECHIN                   CILYCWM                DRONFIELD
ARROCHAR                BRIDGE OF ALLAN           CLEARWELL              DUFFRYN
ASHBURTON               BRINSCALL                 CLENNON VALLEY         DUMFRIES SOUTH
AVENING                 BRISTOL MONTPELIER        CLYDACH                DUNSFORD
AVETON GIFFORD          BRITON FERRY              COLEFORD               DUNURE
AVIEMORE                BRIXHAM                   CONISBROUGH            EASTER COMPTON
BALGOWNIE               BROCKWELL                 COOMBE                 EASTWOOD
BALLANTRAE              BROOK BOTTOM              COPLEY                 EBBW VALE SOUTH
BALLINTOY               BROUGHTON                 COWLING                EDGINSWELL
BALLYCASTLE FOREST      BRUTON                    CRAIG-CEFN-PARC        EFAIL FACH
BALMULLO                BUCKFASTLEIGH             CREAKE                 ELHAM
BANBRIDGE               BUILTH WELLS              CREETOWN               ELLON
BANGOR (NI)             BURGAR HILL               CREWKERNE              FALSTONE
BATLEY                  BURY ST EDMUNDS           CROSTHWAITE            FAVERSHAM
BEAMINSTER              BYRNESS                   CROYDE                 FELIXSTOWE
BEDLINOG                CAMPERDOWN                CRUCORNEY              FERNHILL
BEER                    CASTLE CAEREINION         CULLINGWORTH           FINTRY
BERRYNARBOR             CASTLEDERG                CUMBERNAULD VILLAGE    FROME
BERWICK-ON-TWEED        CATHCART                  CUPAR                  GARELOCHHEAD
BLACKBURN               CHALFORD VALE             CWM TWRCH              GLENCOYNE
BLACKMILL               CHAMBERCOMBE              CWMAMAN                GLENLUCE
BLAKENEY                CHARMOUTH                 CWMFELINFACH           GLENRIDDING
BLEACHGREEN             CHATBURN                  CWMGORS                GLESPIN
ODDAM                   CHATHAM TOWN              DARTMOUTH              GLYN CEIRIOG
BONCHESTER BRIDGE       CHEADLE                   DAWLISH                GLYNCORRWG

GLYNDYFRDWY             LLANENGAN                 PETERLEE (HORDEN)      THRELKELD
GRASMERE                LLANFACH                  PILLOWELL              TIDWORTH
GOREY                   LLANFOIST                 PLYMOUTH NORTH ROAD    TILLICOUTRY
GRAVESEND               LLANGADFAN                POLPERRO               TINTERN
GREAT TORRINGTON        LLANGYNOG                 PONTFADOG              TONYPANDY
GREYSTOKE               LLANHARAN                 POOLEY BRIDGE          TONYREFAIL
GUNNISLAKE              LLANWRTYD WELLS           PORTISHEAD             TOTNES
HADDINGTON              LOOE                      PORTPATRICK            TRECASTLE
HAMSTREET               LOSTWITHIEL               RAVENSTONEDALE         TREFECHAN
HARBERTONFORD           LOWTHER VALLEY            REDBROOK               TREFOR
HASLAND                 LUMPHANAN                 REDCLIFFE BAY          TROON
HAUGHTON GREEN          LYDBROOK                  RHONDDA FACH           TRURO
HEADINGLEY              LYDDEN                    ROMILEY                TWECHAR
HELE                    LYMINGE                   ROOKHOPE               TYNEWYDD
HOLMFIELD               MACCLESFIELD              ROSS-ON-WYE            UPLAWMOOR
HOLMFIRTH               MACHEN UPPER              ROTHESAY TOWN          UPPER SOUDLEY
HOLMHEAD                METHVEN                   ST BEES                WALTHAMSTOW NORTH
HOPE-UNDER-DINMORE      MEVAGISSEY                ST BRIAVELS            WANLOCKHEAD
HORN STREET             MIDDLETON                 ST NEOT                WARDLE
IPSWICH (STOKE)         MILLPORT                  ST PETER PORT          WATTSVILLE
KEIGHLEY TOWN           MINNIGAFF                 SALCOMBE               WAUNFAUR
KELVINDALE              MOFFAT                    SHREWTON               WEST LAVINGTON
KEWSTOKE                MONEYMORE                 SINGLETON              WESTON MILL
KINGTON                 MOTTRAM                   SKINNINGROVE           WINCHCOMBE
KIRKBY STEPHEN          MUDDIFORD                 SKIPTON TOWN           WINCOBANK
KIRKFIELDBANK           NEW CUMNOCK               SLAD                   WOODFORD HALSE
KNUCKLAS                NEWCHURCH                 SOUTH BRENT            WOODNOOK
LANGHOLM                NEWNHAM (KENT)            STAMFORD               WOOLACOMBE
LARGS                   NEWRY NORTH               STOCKPORT              WORKINGTON
LAUDER                  NEWTON ABBOT              STOCKSBRIDGE           YETHOLM
LEA BRIDGE              NEWTON FERRERS            STOKETEIGNHEAD
LEADHILLS               NORDEN                    STOW
LINDORES                NORTH OLDHAM              STRATHBLANE
LINNET VALLEY           OCCOMBE VALLEY            SUTTON-IN-CRAVEN
LITTLE WALSINGHAM       PARKEND                   SWIMBRIDGE
LLANDERFEL              PENRHIWCEIBER             TENBURY WELLS

     *  BBC's use - rate card 3 applicable.

                                  SCHEDULE II

                             Part I The Rate Card

                          Part II The Maintenance Fee

                           Part III Multi-Couple Fee

                                  SCHEDULE II

                                    PART I
                                (The Rate Card)

                                                                                                     Page
                                                                                                     ----
A.       Description.................................................................................59-61
B.       Types of Rate Card and Method of Calculating fee:-
         1.       MF Stations........................................................................62-63
         2.       Non-MF Stations....................................................................64-65
         3.       Standard TV Stations ..............................................................   66
C.       Method of annual review of Rate Card fee....................................................67-68

                                  SCHEDULE II

                                    PART I
                                 THE RATE CARD

                                    PART A
                                    ------

DEFINITIONS:
------------


     The components of the rate card are Exclusive Building Accommodation, Common Building Accommodation, Common Equipment, antenna height and windloading. In this context those expressions are collectively and individually described as Facilities and shall have the following meaning:-

Expressions:-                          Meaning:-                                       Note:-
-------------                          ---------                                       ------
Exclusive Building Accommodation:-     shall mean Station Owner's buildings            These are subject to an annual
----------------------------------     or parts of buildings provided for              ground area charge.
                                       and/or used exclusively by the Sharer
                                       and/or any Sub-Licensees).


Common Building Accommodation:-        ________ shall mean Station Owner's             The charge is based on an
-------------------------------        buildings or parts of buildings                 agreed building valuation
                                       which not exclusive to the Sharer but are       for the building area used.
                                       used in common by the Sharer and/or any
                                       SubLicensee of that Common Building
                                       Accommodation with others at the Station.


Common Equipment:-                     shall mean Common Equipment as                  The charge is based on an
------------------                     defined in the agreement and MF masts.          agreed capital valuation of the
(includes MF Masts for the                                                             equipment shared, the Sharer being
 purposes of this Schedule)                                                            charged an agreed capital recovery
                                                                                       rate


antenna height and windloading:-       shall in this context describe                  The windloading is based on agreed cross-
--------------------------------       the means of calculating  a charge              sectional areas of the antenna(s) and
                                       based upon the cost of the structure            feeders used, and the charge increases
                                       forming part of the Common                      with height.
                                       Accommodation used to support the
                                       antenna(s) and feeders forming part of
                                       the Sharer's Exclusive Equipment or
                                       antenna(s) and feeders also forming part
                                       of the Common Equipment.

All other expressions shall have the meanings defined elsewhere in the agreement.

                                  DESCRIPTION

The rate card: its components and operation
-------------------------------------------

         The rate card is the basis of the charges levied by a Station Owner on a Sharer who has use of Facilities. It recognises two aspects of the use of Facilities provided by the Station Owner namely, the capital cost and the maintenance of the Facilities.

                             BASIS OF THE CHARGES
                             --------------------

Capital recovery on Common Building Accommodation and Common Equipment
----------------------------------------------------------------------

The capital employed by the Station Owner in providing such Facilities which the Sharer uses is the starting point for calculating the charges. A charge of 10.2% on current replacement cost provides for a 9% real return on investment over an assumed average asset life of 25 years. This rate is felt to be appropriate, having regard to the likely duration of the arrangements, and the degree of risk associated with them.

Annual charge
-------------

1.  Accommodation
    -------------

Agreed valuations for Common Building Accommodation are based on current building costs. The annual ground area charge for Exclusive Building Accommodation (but only where constructed at the Sharer's expense) is based on average land values. (The annual ground area charge for Exclusive Building Accommodation not constructed at the Sharer's expense shall be determined the same as for Common Building Accommodation unless determined otherwise when made available.) It is higher than similar charges used elsewhere, but this is quite deliberately done to recognise use of other ground on or serving the Station such as private access roads and the surrounding undeveloped land on or serving a Station.

2.  Common Equipment
    ----------------

Agreed valuations for Common Equipment (i.e. antenna(s), feeders, generators etc) have been calculated for every Station based on agreed costs for the relevant Common Equipment. The capital recovery rate of 10.2% of 1991 values as increased in line with the retail prices index (see Part C) is the basis of the charge.

3.  Antenna height and wind loading
    -------------------------------

The antenna height and windloading charges are based on the rates derived over the years for charging other site sharers. They are effectively market values, but rise proportionately with the amount of structure used. BBC and NTL have agreed the rates at levels very close to the individual rates of the BBC and the IBA, but as the BBC and IBA have not historically charged exactly the same rates to other site sharers, the figures herein agreed are a compromise between the two. (Note This basis of charge is only applicable to non-MF Stations.)
      ----

External Costs
--------------

In addition to the rate card fee per Station the Sharer will be billed for any direct costs associated with its activities. This will include electricity (through the electricity fee element of the Site Licence fee), any separately levied rates, BT lines and any other charges which the Station Owner might reasonably pass on which are not otherwise taken into account in the Licence fee (including as provided in the Site Licence).

Implementation
--------------

Both parties will keep updated lists of the chargeable Equipment/Accommodation.

Types of Charges
----------------

There are 3 types of rate card appended as Part B hereto:-

1.       Rate Card for M.F. Stations

2.       Rate Card for Non M.F. Stations

3.       Rate Card for Standard TV Stations.

                                  SCHEDULE II

                                    PART I
                                    PART B
                                    ------

                                  RATE CARDS
                                  ----------
                         (rates as agreed at 1.12.90)

1.       RATE CARD FOR M.F. STATIONS

         FACTOR          ANNUAL RATE
         ------          -----------

         EXCLUSIVE BUILDING
         ACCOMMODATION                       (pounds)20 per sq.m (min charge
                                             (pounds)200) for first 100 sq.m
                                             thereafter charged at (pounds)10
                                             per sq.m.

         FEE FOR EARTH MAT AREA
         (on or adjacent to a Station)       (pounds)15 per 10 sq.m

         COMMON BUILDING
         ACCOMMODATION                       (pounds)125 per sq.m

         COMMON EQUIPMENT
         (AE (MAST) Feeders Cu)              (pounds)102 per (pounds)1000
                                             capital value

         Notes:
         ------

         (1)  Exclusive Building Accodation  Applied in full, all cases

         (2) Earth Mat are applied in full - if a Sharer's exclusive Facility. Applied 50:50. if common Facility. To include Station Owner's rent/rates for the land under which the Earth Mat is situated.

         (3)  Common Building Accommodation  Applied 50%

To include replacement of building and other site works

         (4)  Common Equipment               Capital contract value for
                                             replacement to be estimated then
                                             annual rate applied. Total to be
                                             apportioned on basis of number of
                                             services sharing the Facility

         (5) Reference should be made to the details of the components and operation of the rate card in part A of this Schedule.

2.   RATE CARD FOR NON-MF STATIONS

         FACTOR                     ANNUAL RATE
         ------                     -----------

EXCLUSIVE BUILDING
ACCOMMODATION                       (pounds)20 per sq.m (min charge
                                    (pounds)200) for first 100 sq.m thereafter charged at (pounds)10 per sq.m.

COMMON BUILDING
ACCOMMODATION                       (pounds)125 per sq.m.

COMMON EQUIPMENT
(AE Feeders Cu)                     (pounds)102 per (pounds)1000 capital value

ANTENNA/FEEDER HEIGHT:

NUMBER OF FEEDERS
-----------------

2 off    1 off
Feeder Size
                     __________________
6 1/8"               (pounds)100/m                   (pounds)50/m
5"                   (pounds)66/m (pounds)33/m

                     ___________________________
4 1/8"               (pounds)46/m (pounds)23/m

                     ___________________________
3 1/8"               (pounds)26/m (pounds)13/m

Smaller              (pounds)10/m (pounds)10/m
                     ___________________________


ANTENNA WINDLOAD            less than 20m           a.g.l.(pounds)500 per sq.m
20-50m               a.g.l. (pounds)800 per sq.m
50-100m              a.g.l. (pounds)900 per sq.m
greater than 100m    a.g.l. (pounds)1000 per sq.m

Notes
-----

(1)      Exclusive Building
         Accommodation                              Applied in full, all cases

(2)      Common Building
         Accommodation                              Applied 50%

To include replacement of building and other site works on Station



(3)      Common Equipment                           Capital contract value for
                                                    replacement to be estimated
                                                    then annual rate applied.
                                                    Total to be apportioned on
                                                    basis of number of services
                                                    sharing the Facility.

(4)      Antenna/Feeder Height                      Applied in full, if Sharer's
                                                    Exclusive Equipment Applied
                                                    50:50 if Common Equipment.

(5)      Antenna Windload                           Applied in full, if Sharer's
                                                    Exclusive Equipment. Applied
                                                    50:50 if Common Equipment.

                         Manufacturers data to be used.

(6) Reference should be made to the details of the components and operation of the rate card in part A of this Schedule.

Note:
-----

This rate card is applicable to the Stations used for non-MF radio, for TV only (where not a Standard TV Station), and Stations used for both TV and non-MF radio. If a Station is used by the Sharer for TV and MF radio, rate cards 1 and 2 are applicable.

3.       RATE CARDS FOR STANDARD TV STATIONS

         (1) Only Stations used by the Sharer for television only may be standard Stations and only in respect of channels BBC1, BBC2, ITV (or Channel 3), Channel 4 and S4C.

         (2) The rate card fee for Standard TV Stations is a fixed fee (subject to review). Whichever of the Sharer's Broadcast Channels has the highest maximum nominal operating power is used to determine which fixed fee applies.

                              LESS THAN 10 WATTS
                              ------------------

         FACTOR                                    ANNUAL RATE
         ------                                    -----------

         COMMON BUILDING
         ACCOMMODATION                             (pounds)753

         COMMON EQUIPMENT                          (pounds)555

         ANTENNA HEIGHT/WINDLOADING                (pounds)442

                                                   -------------
                                                   (pounds)1,750
                                                   -------------

                            10 - 49 WATTS INCLUSIVE
                            -----------------------

         FACTORS                                   ANNUAL RATE
         -------                                   -----------

         COMMON BUILDING
         ACCOMMODATION                             (pounds)748

         COMMON EQUIPMENT                          (pounds)720

         ANTENNA HEIGHT/WINDLOADING                (pounds)1032

                                                   -------------
                                                   (pounds)2,500
                                                   -------------

         Note:
         -----

         Reference should be made to the details of the components and operation of the rate card in part A of this Schedule.

                                  SCHEDULE II
                                  -----------

                                    PART I
                                    ------

                                    PART C
                                    ------

                        ANNUAL REVIEW OF THE RATE CARDS
                        -------------------------------

1. Up until 31st December, 1996 each annual rate set out in the rate cards shall be subject to an adjustment (either an increase or a decrease) on 1st January in each year beginning with 1st January, 1992 (an "Adjustment Date") calculated by multiplying the then current annual rate set out in the rate cards by a fraction of which the Basic Index Figure is the denominator and the Current Index Figure is the numerator. For this purpose:

         (a) "Current Index Figure" means the figure for the General Index of Retail Prices (All Items) given in "The Employment Gazette" at 30th September before the Adjustment Date (the "Current Index Date"); and

         (b) "Basic Index Figure" means the figure for the General Index of Retail Prices (All Items) given in "The Employment Gazette" at 30th September, 1990 or the 30th September prior to the Current Index Date (whichever is the later).

2. If any official cost of living index is published in substitution for the General Index referred to above, references to the General Index shall be read as references to the substituted index and a correction shall be made to the Basic Index Figure to produce a comparable figure to that on which the Current Index Figure is then calculated.

3. After 31st December, 1996 the basis of the annual review of the annual rates set out in the rate cards shall be changed to such other basis as the parties shall agree. Failing agreement the matter may be referred by either party for determination by arbitration in accordance with Clause 15.1 subject as provided in Clause 15.3. Any annual review to take effect prior to such determination shall be on the same basis as set out in paragraphs 1 and 2 above.

                                  SCHEDULE II
                                  -----------

                                    PART II
                                    -------

                               (Maintenance Fee)


A.       Calculation of Annual Maintenance fee
         -------------------------------------

         The annual maintenance fee shall be 45% of the annual rate card fee from time to time and shall be invoiced as part of the Licence fee.

B.       Annual Review Provision
         -----------------------

         The parties agree to review this percentage figure on an annual basis and a different percentage figure shall be substituted if so agreed.

                                  SCHEDULE II

                                   PART III

                              (Multi-Couple Fee)

                          (annual review provisions)

1. Up until 31st December, 1996 the multi-couple fee shall be subject to an adjustment (either an increase or a decrease) on 1st January in each year beginning with 1st January, 1992 (an "Adjustment Date") calculated by multiplying the then current multi-couple fee by a fraction of which the Basic Index Figure is the denominator and the Current Index Figure is the numerator. For this purpose:

         (a) "Current Index Figure" means the figure for the General Index of Retail Prices (All Items) given in "The Employment Gazette" at 30th September before the Adjustment Date (the "Current Index Date"); and

         (b) "Basic Index Figure" means the figure for the General Index of Retail Prices (All Items) given in "The Employment Gazette" at 30th September, 1990 or the 30th September prior to the Current Index Date (whichever is the later).

2. If any official cost of living index is published in substitution for the General Index referred to above, references to the General Index shall be read as references to the substituted index and a correction shall be made to the Basic Index Figure to produce a comparable figure to that on which the Current Index Figure is then calculated.

3. After 31st December, 1996 the basis of the annual review of the multi-couple fee shall be changed to such other basis as the parties shall agree. Failing agreement the matter may be referred by either party for determination by arbitration as provided in Clause 15.1 of the agreement subject as provided in Clause 15.2. Any annual review to take effect prior to such determination shall be on the same basis as set out in paragraphs 1 and 2 above.

                                 SCHEDULE III

                           (the draft Site Licence)

                               England and Wales
                                (see attached)

                (for elsewhere See Clause 6.1.1. of Agreement)

                             SITE SHARING LICENCE
                             (print in duplicate)

                                                             -------------------
DATE                                                         -------------------

PARTICULARS:

  "The Station Owner"                           --------------------------------
  "The Sharer"                                  --------------------------------
  "The Station"                                 --------------------------------
  "The Access Date"                             --------------------------------
  "The operational commencement date"           --------------------------------
  "Duration of the Term"                        --------------------------------
                                                --------------------------------

"The Licenase Fee":                             --------------------------------
     (i) "Annual rate card fee"                 --------------------------------
    (ii) "Annual maintenance fee"               --------------------------------
   (iii) "Annual special fees"                  --------------------------------
    (iv) "Annual electricity fee"               --------------------------------
     (v) "Multi-couple fee"                     --------------------------------
          Total                                 --------------------------------
"The Standard Terms and Conditions of Contract" shall mean the printed terms supplied to the Sharer by the
                                                Station Owner (ref
                                                STAN.COND.1.1.1991 BBC/NTL)

"The Special Terms and Conditions"              no. of pages annexed
                                                if any/NONE          -----------
                                                                     -----------

IT IS AGREED:

         The Station Owner shall provide and the Sharer shall enjoy the Facilities for the Sharer's Exclusive Equipment at the Station for the duration of the term subject to and in accordance with the Standard Terms and Conditions of Contract hereunder and the Special Terms and Conditions (if any) and in consideration of the payment by the Sharer to the Station Owner of the Licence fee. (Where there is any discrepancy between the Standard Terms and Conditions of Contract and the Special Terms and Conditions the Special Terms and Conditions shall prevail)


IN WITNESS:
                                                        ---------------------
  Signature for and on behalf of the Station Owner      ---------------------
  Signature for and on behalf of the Sharer             ---------------------

                   STANDARD TERMS AND CONDITIONS OF CONTRACT
                   -----------------------------------------
                       (ref. STAN.COND.1.1.1991 BBC/NTL)

The following rights and conditions shall be observed by the parties in any Site Sharing Licence granted by the Station Owner to the Sharer (hereinafter referred to as "the Licence"). All standard terms will be incorporated unless excluded by special terms.

The following definitions shall apply to the Licence save where the context requires otherwise:-

         "Access Date" shall mean the date the Sharer is first allowed access to the Station by the Station Owner to exercise any of the Rights as set out in the Licence.

         "Accommodation" shall mean any Station Owner's land buildings or parts of buildings and structures (including without limitation masts and towers) used to house or bear Equipment and/or generally used for, or for purposes ancillary to, the provision of Technical Services situated at or adjacent to and serving a Station (including without limitation private access ways, paths and private roads in or leading to a Station).

         "approved contractor" shall mean a person or team of persons reasonably considered by the Station Owner to be properly trained, qualified and experienced to carry out unsupervised any kinds of works herein permitted (or in its context approved by the Local Distribution Company eg electricity plant).

         "BBC/NTL Agreement" shall mean the agreement made between the British Broadcasting Corporation and National Transcommunications Limited dated the
       day of                 1991.

         "Broadcasting" shall mean transmission by means of wireless telegraphy within the frequency bands allocated to broadcasting in the United Kingdom by the Department of Trade and Industry (DTI) in consultation with the International Telecommunications Union.

         "Broadcast Channels"  shall mean any of:

                  (1)   in the case of the BBC

                        (i)     the BBC1 television broadcasting service;

                        (ii)    the BBC2 television broadcasting service;

                        (iii) any BBC national radio sound broadcasting service; or

                        (iv)    any BBC local radio sound broadcasting service:
                  (2)   in the case of NTL

                        (i) the ITV system of television broadcasting services (as a whole) -until 1st January 1993;

                        (ii) the Channel 3 system of television broadcasting services (as a whole) - from 1st January 1993;

                        (iii)   the Channel 4 television broadcasting service;

                        (iv)    the S4C television broadcasting service; or

                        (v) any independent radio local sound broadcasting service:

                  (3) and may include Other Broadcast Channels as defined in and subject to the terms of the BBC/NTL Agreement and in each case, for the purposes of the Licence shall include any teletext services or any other data transmission services and any additional services as defined under s48(1) or s114(1) of the Broadcasting Act 1990, from time to time included as part of the same transmission.

         "Common Accommodation" shall mean Accommodation use of which is shared by the Station Owner (and/or any Licensee) and the Sharer (and/or any Sub-Licensee).

         "Common Equipment" shall mean any Equipment use of which is shared by the Station Owner (and/or any Licensee) and the Sharer (and/or any Sub-Licensee).

         "due date" shall mean the date 28 days after the date of the invoice to which it relates.

         "Equipment" shall mean any Broadcasting transmission equipment, antennas, plant, cables, wires, and apparatus or any other equipment used for or ancillary to Technical Services.

         "Exclusive Equipment" shall in its context mean either:-

                  (a) in relation to the Station Owner, the Equipment owned and used exclusively by it and/or any Licensee; or

                  (b) in relation to the Sharer, the Equipment owned and used exclusively by it and/or any Sub-Licensee

         "Facilities" shall mean shared use by the Sharer of such of the Equipment on the Station and shared or exclusive use by the Sharer, or the Sharer and the Sub-Licensee(s), of such of the Accommodation as may from time to time be agreed between the Station Owner and the Sharer to carry out Technical Services in respect of the Broadcast Channels at the Station.

         "Licence fee" as defined, calculated and reviewed in accordance with the BBC/NTL Agreement.

         "Local Distribution Company" shall mean the company replacing the former local electricity board and/or the supplier of electricity to the Station as appropriate.

         "Operating Procedures Manual"as defined in the BBC/NTL Agreement.

         "operational commencement date" as defined in Clause IIa.

         "Rights" shall mean rights granted to the Sharer by the Station Owner under this Licence.

         "Sharer's Exclusive Accommodation" shall mean Accommodation which is or has been constructed by or for the Sharer or otherwise made available exclusively for the Sharer and/or any Sub-Licensee.

         "Sub-Licensee" shall mean any person the Sharer allows to own the Sharer's Exclusive Equipment at a Station.

         "Technical Services" shall mean Broadcasting and the provision of services in relation to Broadcasting (including without limitation technical and maintenance services) and ancillary services.

         "teletext service" shall mean any service comprising a succession of visual displays (with or without accompanying sound) each being capable of being selected and held for selected viewing or other use.

         "Works" shall mean installation, inspection, maintenance, repair, renewals and removal as necessary of the Sharer's Exclusive Equipment on the Station Owner's mast and/or directly connected to the Station Owner's Exclusive Equipment.

I    RIGHTS GRANTED BY THE STATION OWNER TO THE SHARER

The Station Owner shall permit the Sharer:

a. The right for the Sharer, its employees and its Sub-Licensees to share such of the Common Accommodation and Common Equipment at the Station for Technical Services in respect of the Broadcast Channels in common with others including the Station Owner as the Station Owner may from time to time approve (such approval not to be unreasonably withheld or delayed).

b.1 The right for the Sharer, its employees and any approved contractor to install, inspect, maintain, repair, renew and remove as necessary the Sharer's Exclusive Equipment at the Sharer's own expense in such locations on the Station as the Station Owner shall from time to time approve other than the Works.

b.2 The Works shall be carried out by the Station Owner, or its employees, or its contractors at the Sharer's expense, (unless otherwise agreed by the parties), which expenses shall be in addition to the Licence fee and shall include reimbursing the Station Owner for any costs properly incurred in obtaining any planning consents and the preparation of plans showing the proposed antennas, wiring and manner of linking, fixing and erection of the same.

c. The right to house the Sharer's Exclusive Equipment in Common Accommodation in common with others permitted by the Station Owner.

d.1 The right to house the Sharer's Exclusive Equipment in Sharer's Exclusive Accommodation. The Sharer's Exclusive Accommodation shall be;

         (i)    provided by the Station Owner; or

         (ii)   erected by the Station Owner at the Sharer's entire cost; or

         (iii) erected under the Station Owner's supervision by the Sharer or any approved contractor at the Sharer's entire cost and in either Clause I d.1(ii) or I d.1(iii) above such costs shall include the costs properly incurred by the Station Owner in obtaining any necessary planning consents and any architects, surveyors and other professional fees properly incurred.

d.2 The right to erect any new Sharer's Exclusive Accommodation as described in this Clause Id is subject to the Station Owner's prior written approval of the specification and positioning of the same (such approval not to be unreasonably withheld or delayed).

d.3 Irrespective of the costs paid by the Sharer, the Station Owner shall own all the Sharer's Exclusive Accommodation, save in the circumstances set out in Clause Id.1(iii) above, where ownership shall not vest in the Station Owner until completion of the construction of the Sharer's Exclusive Accommodation.

e. Subject as herein provided, the right to use the Sharer's Exclusive Equipment for Technical Services in respect of its Broadcast Channels for the duration of the Licence.

f. Subject to Clause 10.1.3(2) of the BBC/NTL Agreement and without prejudice to Clause I g. below, subject to the reasonable regulations and instructions from time to time imposed by the Station Owner for the better security, safety and management of the Station the right for the Sharer and its duly authorised employees, approved contractors and its Sub-Licensees to obtain admittance to the Station over and along any private way leading to the Station boundary which is under the control of the Station Owner (either with or without motor vehicles as the Station Owner shall decide) at all reasonable times and as often as the Sharer shall reasonably require to exercise the Rights herein.

g. The right with effect from the Access Date of access to and egress from the Station as necessary for the Sharer, its employees, Sub-Licensees and approved contractors to exercise the Rights, to the extent that the Station Owner is able to grant the same, (but otherwise in accordance with the provisions of Clauses II f. and II g. hereto).

h. The right to grant sub-licences but only for the purposes of the Broadcast Channels, in favour of the Sub-Licensees (and otherwise only in accordance with the terms permitted by the BBC/NTL Agreement).

II   COVENANTS BY THE SHARER IN FAVOUR OF THE STATION OWNER

The Sharer agrees that:

a. In consideration of the Rights and the Licence it shall pay to the Station Owner the Licence fee together with VAT thereon (if applicable) from the operational commencement of Broadcasting of any of the Sharer's Broadcast Channels from the Station disregarding test transmissions ("the operational commencement date") and for the duration of the term of the Licence, free of all deductions.

b. It shall pay the Licence fee monthly in advance by the due date or otherwise in such instalments as the parties shall agree (and pro-rata for any period of less than a year from the operational commencement date).

c. It shall pay any costs properly incurred under Clauses I b. and I d.1(ii) and (iii), II g.(ii), II d.d., III 2. and III 4.b. herein by the due date of the Station Owner's invoice in respect of such costs, or otherwise at such times and in such instalments as the parties shall agree.

d. It shall pay and discharge in addition to the Licence fee all rates, taxes (other than the Station Owner's corporation tax or business rates assessed for the Station) and other charges, including, if required by the Station Owner, reimbursement to the Station Owner of any rents imposed on the Station Owner by any superior landlord of the Station Owner in respect of the Station levied by reason or in direct consequence of the grant of the Rights and the Licence (or otherwise indemnify the Station Owner in respect of the same). Where any of the above are annually recurring by nature they shall be included as part of the Licence fee as the annual special fees.

e.       It shall not exercise the Rights unless or until:-

         (i) the Station Owner's prior approval (not to be unreasonably withheld or delayed) to provide the Facilities required by the Sharer has been given (other than Facilities already in place at the date of the Licence for which such prior approval shall be deemed to have already been given).

         (ii) the Sharer has approval (if applicable) of the Department of Trade and Industry or its statutory equivalent to the proposed operating frequencies of the Sharer's Exclusive Equipment.

         (iii) the Sharer has procured the conformance with any general and local Acts and Orders of Parliament of the Sharer's Exclusive Equipment and has procured that all clearances or consents (other than planning consents to be obtained by the Station Owner on behalf of the Sharer - at the Sharer's expense) necessary and lawfully to install and operate the Sharer's Exclusive Equipment have been obtained and shall produce the same on request to the Station Owner.

         (iv) the Station Owner has confirmed that any planning consents which it has agreed to obtain on behalf of the Sharer have been so obtained (other than Facilities already in place at the date of the Licence for which such prior agreement shall be deemed to have already been obtained).

         (v) the person(s) employed by the Sharer to carry out installation of the Sharer's Exclusive Equipment herein is an approved contractor.

f. Where entry to the Station is not via a public highway but via an access way controlled by a third party and the Sharer has been notified that the Station Owner cannot grant rights of access over such access way the Sharer accepts that it shall be required to negotiate such rights for itself its employees Sub-Licensees and approved contractors at its own cost prior to exercising such rights but otherwise access to the Station boundary shall be at no extra charge (save only as herein provided) and shall be exercised by the Sharer and those authorised by it as aforesaid as reasonably directed from time to time by the Station Owner.

g. Where the Station Owner permits access to or egress from the Station involving the use of any road path or other land which is not a highway maintainable at public expense the Sharer accepts that it shall be required to:-

         (i) observe or cause to be observed all regulations relating to the weight, type and specification of vehicles to be used on such road path or other land as the Station Owner shall reasonably direct; and

         (ii) pay to the Station Owner in addition to the Licence fee and to any other charges herein the cost of making good (to the Station Owner's reasonable satisfaction) any damage (fair wear and tear excepted) caused by the Sharer or any of its employees, Sub-Licensees or approved contractors to such road, path or other land, save where such payment is included in the maintenance fee element of the Licence fee in accordance with the provisions of
                Part 3 Clause 1.1.1 of the Operating Procedures Manual.

h. Where any of the Sharer's Exclusive Equipment is to be placed on, above or below ground outside the Station boundary and where the Station Owner is not otherwise able to grant any such rights of installation over the same the Sharer shall obtain, at its sole expense, the agreement of any other party or parties having an interest in such areas prior to installation and shall indemnify the Station Owner fully in this respect.

i. The Sharer, its employees, Sub-Licensees and approved contractors shall only visit and obtain admittance to the Station and exercise the Rights subject to all reasonable regulations and instructions made from time to time by the Station Owner to protect the Station and other users thereof and to control as necessary the number, supervision and times of such visits for the orderly management of the Station.

j. It shall ensure that whilst at the Station its employees, Sub-Licensees and approved contractors shall behave in a responsible manner and comply with all the Station Owner's reasonable security and/or safety requirements.

k. It shall keep the Sharer's Exclusive Equipment (other than any of the Works, which shall (save by special arrangements only) be maintained by the Station Owner in accordance with the provisions herein contained) properly maintained in good and sufficient working order and repair to the Station Owner's reasonable satisfaction. It shall keep any Common Accommodation or Sharer's Exclusive Accommodation clean and tidy and free from its own rubbish and shall not obstruct or cause to be obstructed any passages, paths, access ways and fire escapes on or serving the Station.

l. It shall procure that the Sharer's Exclusive Equipment is identifiable as the Sharer's.

m. It shall provide the Station Owner with an agreed method of switching off the Sharer's Exclusive Equipment provided that it is agreed that the Station Owner shall only switch off the Sharer's Exclusive Equipment:-

         (i)    in the event of any life or property threatening emergency, or

         (ii) where any interference caused by the Sharer's Exclusive Equipment is creating significant degradation to the services of other users of the Station (including the Station Owner) and after taking all reasonable measures to contact and inform the Sharer that such degradation exists and where practicable to do so the Station Owner has allowed the Sharer a reasonable period to remedy any such interference caused by the Sharer's Exclusive Equipment but the degradation still exists, or

         (iii) if required to do so by the Department of Trade and Industry (or its statutory successor or equivalent), or

         (iv)   with the agreement and at the request of the Sharer, or

         (v) otherwise in accordance with the specific provisions herein contained (or (if applicable) as contained in the Operating Procedures Manual.

n. The Sharer shall be responsible for keeping the interior of the Sharer's Exclusive Accommodation in reasonable repair and condition.

o. The Sharer shall use all reasonable endeavours to maintain its Exclusive Equipment in proper working order and condition. It shall use all reasonable endeavours not at any time electrically or physically to impair disrupt interfere with or interrupt the Station Owner's Broadcast Channels, or any of the Station Owner's third party users emissions, or cause damage to the Equipment, Accommodation or any third party users equipment and forthwith shall use all reasonable endeavours to repair any faults in the Sharer's Exclusive Equipment which cause interference and fully indemnify the Station Owner against any costs properly incurred in remedying any such damage.

p. It shall not erect or cause to be erected any buildings or structure or other erection on the Station, save as provided in Clauses I.b and I.d above. None of the Sharer, its employees, Sub-Licensees or its approved contractors shall make any alterations or additions to any part of the Station the Station Owner's Exclusive Equipment or to Common Equipment or Common Accommodation unless expressly permitted to do so by the Station Owner. None of the Sharer, its employees, Sub-Licensees or its approved contractors shall make any alterations or additions to the Sharer's Exclusive Accommodation or to the Sharer's Exclusive Equipment without the prior written consent of the Station Owner (such consent not to be unreasonably withheld or delayed). Such consents aforesaid shall also be subject (if necessary) to the Station Owner obtaining any planning consents (the costs of which must be met by the Sharer), (provided that and without prejudice to the generality of the foregoing in the case of any new building or any alterations or additions to the Sharer's Exclusive Equipment this may also give rise to an adjustment of the Licence fee on completion of such alterations and additions) as provided in the BBC/NTL Agreement.

q. It shall during its visits to the Station observe the Station Owner's regulations for safety and security insofar as usage by its employees, Sub-Licensees and approved contractors is concerned and in the event of any damage being caused to the Station or any chattels thereon belonging to the Station Owner or any third party in consequence of the exercise of the

         Licence by the Sharer, its employees, Sub-Licensees or approved contractors to forthwith reinstate the same to the Station Owner's reasonable satisfaction (or where the Station Owner reasonably requires it shall reimburse the Station Owner with the full costs and expenses properly incurred of its carrying out such reinstatement on the Sharer's behalf).

r. It shall switch off the Sharer's Exclusive Equipment when requested to do so on being given reasonable prior notice in the case of planned access, or forthwith in cases of emergency by the Station Owner or its employees or contractors in order to enable safe access to be gained to any mast on the Station or to the Station Owner's Exclusive Equipment and to keep the Sharer's Exclusive Equipment so switched off until all persons and their equipment have vacated the mast and the Station Owner's Exclusive Equipment as aforesaid.

s. In the event of any interference caused to the Station Owner's emissions or to those of any other lawful third party users of the Station by the Sharer's Exclusive Equipment it shall forthwith either eliminate the interference or, where there is significant degradation which cannot be remedied in such time as the Station Owner shall reasonably require, to switch off the Sharer's Exclusive Equipment until such time as the interference has been eliminated the cost of such measures to be borne by the Sharer in any event (subject also to the provisions of Clause II.m).

t. Not to erect or permit or suffer or allow to be erected any sign notice or advertisement on the Station (save as herein expressly provided).

u. To satisfy the Station Owner prior to installing the Sharer's Exclusive Equipment as herein permitted that all proper precautions will be taken to prevent fire damage and that the provisions of the Health and Safety at Work Act 1974 or any regulations made thereunder and all other applicable statutory provisions and any reasonable additional precautions laid down by the Station Owner for the protection of the Station and the Facilities and the safety of personnel and equipment will be complied with regardless of whether or not such works shall be supervised by the Station Owner. This will include, without prejudice to the generality of the foregoing, a requirement for the Sharer to provide at its own cost all necessary fire fighting equipment and safety clothing for use in respect of its Exclusive Accommodation (if any) and its Exclusive Equipment.

v. Not to light or permit or suffer or allow to be lit any fire on the Station or on any access thereto nor block or obstruct nor permit or suffer or allow to be blocked or obstructed any fire exits or access for fire fighting equipment thereon.

w. It shall under no circumstances permit any of its employees, Sub-Licensees or its approved contractors or any third party to reside at the Station.

x. It shall in exercising the Rights procure that its employees, Sub-Licensees and approved contractors do not cause any nuisance or annoyance or undue noise to the Station Owner or any neighbouring owners or occupiers and do not drive or walk over any private land or property adjoining the Station over which rights have not been granted under the Licence, or otherwise, and that they shall secure any doors and gates after use.

y. It shall (if so required by the Station Owner) within three months of the termination of the Licence procure the removal by an approved contractor of the Sharer's Exclusive Equipment and any Sharer's Exclusive Accommodation erected under Clause I.d.1(ii) and (iii) from the Station making good any damage caused by such removal to the Station Owner's reasonable satisfaction or in default pay to the Station Owner on demand the costs properly incurred by the Station Owner in so removing and reinstating together with interest calculated on a daily basis from the 14th day after the date of written demand until payment is received by the Station Owner at 4% per annum above the minimum base rate of Barclays Bank PLC applicable from time to time.

z. The Station Owner may require and/or permit the Sharer to negotiate and arrange for the installation of a separately metered electricity supply to the Sharer's Exclusive Equipment. However until such requirement is made and/or permission given and the separate supply is connected the Sharer agrees that it shall pay the annual electricity fee element of the Licence fee to reimburse the Station Owner for the cost of electricity supplied to the Sharer. The Station Owner may reasonably adjust the annual electricity fee to take into account each permitted connection by a Sub-Licensee, or any agreed changes to the Sharer's Exclusive Equipment or adjustments in the tariff rate in accordance with the BBC/NTL Agreement.

a.a. Subject to Clause z above the Sharer shall be responsible for negotiating such services (eg electricity and telephone) as it may require, subject to approval of the Station Owner as to where such services pass in on over or under the Station and any adjacent land or premises in which the Station Owner has a relevant proprietary interest (such approval not to be unreasonably withheld or delayed).

b.b. Save where any Sharer's installations or the Works are to be carried out by the Station Owner or its employees or contractors as herein provided the Sharer, its employees or its approved contractors (or its Sub-Licensee as permitted in the BBC/NTL Agreement) shall install, inspect, maintain, repair, renew and remove as necessary the Sharer's Exclusive Equipment at the Sharer's sole risk and the Sharer shall indemnify the Station Owner against all actions suits proceedings claims demands costs charges and expenses whatsoever which may be taken or made against the Station Owner arising from the execution thereto. Such indemnity is to include:-

         (1) loss of revenue (if any) to the Station Owner through complete or partial breakdown or inability to transmit the Broadcast Channels and/or maintain its Technical Services

         (2)    damage to the Accommodation and Equipment

         (3) damage to the property or persons of the Station Owner's employees

         (4) claims against the Station Owner by third parties (which may include claims for loss of revenue as well as accidental damage to property)

         The Station Owner shall as soon as possible notify the Sharer of any such claims or demands and shall not compound settle or admit the same without the consent of the Sharer who may, at its own expense, and with the Station Owner's consent, dispute or settle the same in the name and on behalf of the Station Owner. The Station Owner shall give the Sharer (but at the Sharer's expense) all reasonable assistance that the Sharer may require for such purposes. Nothing contained in this Clause II.b.b. shall be deemed to restrict or interfere with any rights of the Sharer against the Station Owner (or vice versa) or any other person in respect of contributory negligence.

c.c. It shall insure and maintain insurance sufficient to cover the indemnities required in Clause II b.b. above with an insurer of repute with a note of the Station Owner's interest as Station Owner and licensor of the Station endorsed on the policy of every such insurance and provide evidence of such policy and evidence of payment of premiums on reasonable request from the Station Owner.

d.d. To the extent that the same is not covered by the indemnity in Clause II b.b. above, the Sharer shall bear the properly incurred expenses of the Station Owner in making good any damage loss or injury to the Accommodation and Equipment in consequence of the exercise of the Licence by the Sharer, other than in consequence of any negligent act or omission on the part of the Station Owner.

e.e. In exercising all the Rights the Sharer shall procure that the Station is kept secure and shall provide the Station Owner with a set of keys to the Sharer's Exclusive Equipment in accordance with such operating procedures agreed between the parties from time to time.

f.f. It shall procure that its Sub-Licensees shall contract with the Sharer not to do or omit to do anything which if done or omitted to be done by the Sharer would be a breach of these conditions.

g.g. The Sharer shall only grant a sub-licence to a third party where Equipment owned by the third party is to be located on the Sharer's Exclusive Accommodation and/or is to be connected directly to the Sharer's Exclusive Equipment (save as otherwise permitted under the BBC/NTL Agreement).

h.h. The Sharer shall terminate any sub-licence to a Sub-Licensee forthwith on the expiry or sooner determination of the Licence.

i.i.     The Sharer shall also terminate any sub-licence as required by Clause
         10.2 or as made necessary pursuant to the provisions of Clauses 10.4 to
         10.5 (inclusive) of the BBC/NTL Agreement.

III   COVENANTS BY THE STATION OWNER IN FAVOUR OF THE SHARER

In consideration of the Licence fee and the further payments by the Sharer to the Station Owner (as herein provided) the Station Owner shall:-

1. Subject to obtaining all necessary planning consents and other statutory clearances provide the Facilities.

2. Install maintain repair replace and remove the Works as reasonably requested by the Sharer under the terms hereof and at the Sharer's cost.

3. Unless and until it permits the Sharer to have its own separate electricity supply to the Sharer's Exclusive Equipment use all reasonable endeavours to supply such electricity where the Sharer reimburses the Station Owner for the cost of the same under the Licence fee, provided always that the Station Owner shall not be held responsible by the Sharer for any failure or interruption to the electricity supply or be held liable for any costs or damage arising in consequence thereof and provided also that if the Station Owner obtains a discounted price for bulk purchase of electricity it shall nevertheless not be required to discount the cost to the Sharer at the Station to a price below the standard unit tariff price of the Local Distribution Company unless such discounted price recovery is solely attributable to the Sharer's and/or its Sub-Licensees usage. The discounted price recovery shall be considered to be solely attributable to the Sharer's (and/or any Sub-Licensee's) usage if the usage attributable to the Sharer and/or any Sub-Licensee is sufficient of itself to obtain the discounted price recovery and the usage attributable to the Station Owner and/or any Licensee is not so sufficient.

4.       Maintain:-

         (a)    the Common Accommodation and Common Equipment; and

         (b) at the Sharer's expense the exterior and structure of any Sharer's Exclusive Accommodation;

         during the term hereof in reasonable repair and condition, provided that the Station Owner shall not be liable for any breach of this Clause or of the other Clauses hereof where it is prevented from so doing for any reason beyond its reasonable control.

IV IT IS MUTUALLY AGREED BY THE STATION OWNER AND THE SHARER THAT:

1.       The Licence

         (a) may be terminated in pursuance of any of the provisions of Clauses IV 4 and IV 6;

         (b) shall be terminated by either party giving to the other six months prior written notice provided that the Station Owner shall only serve such notice where its rights to continue the Licence are determined by reasons beyond its reasonable control, (such as where the Station Owner is unable to renew its rights to occupy any land or buildings comprised in the Station and/or where renewal is only available on unreasonable terms);

         (c)    shall be terminated at the end of the Licence term;

         (d) may be terminated by a party forthwith by notice in writing to the other if the other shall commit a material breach of any of the obligations on its part to be performed or observed hereunder and, in the case of a breach capable of rectification, shall fail to initiate steps to rectify the same within 30 days after notice is given to it by the party not in breach requiring such rectification, or shall fail to continue thereafter with all reasonable speed to complete such rectification;

         (e) may be terminated by either party forthwith by notice in writing to the other party if that other party ceases to carry on or ceases legally to carry on a broadcast transmission business or function;

         (f) shall be terminated in accordance with the terms of the BBC/NTL Agreement or otherwise forthwith on termination of the BBC/NTL Agreement;

         without prejudice to any antecedent claims arising out of the Licence prior to the date of termination.

2. Save to the extent that monies are payable under any third party insurance policy or policies affected by third party contractors, no liability shall attach to the Station Owner its employees or contractors in respect of the performance safety or suitability for its purpose of any of the Sharer's Exclusive Equipment, whether the installation of the same was supervised or carried out by, or on behalf of, the Station Owner, or by the Sharer, or by the Sharer under the Station Owner's supervision. The indemnity given by the Sharer in Clause II b.b. above remains in full force and effect, notwithstanding that the Station Owner has performed the Works, or has contracted separately with the Sharer to perform any maintenance contract in respect of any works to the Sharer's Exclusive Equipment.

3. Save for payments due under Clause II y. above, if any payments under the Licence are not made on the due date then without prejudice to any other rights which the Station Owner may have the Sharer shall pay interest on the outstanding amount from the date when that amount became due until payment at the rate of 4% above Barclays Bank PLC base rate applicable during the time of non- payment.

4. The Station Owner may notwithstanding and without prejudice to its rights under Clause IV.1 above, switch off the Sharer's Exclusive Equipment and determine the Licence forthwith without incurring any liability to the Sharer and/or any Sub-Licensee for the results of such an act if:-

         (a) the Sharer fails to make any payment to be made under the Licence which is in arrears and unpaid following the due date, within 14 days of receiving notice from the Station Owner, that the Sharer's Exclusive Equipment will be switched off unless the Station Owner receives the outstanding payment together with the interest due thereon (such notice to be served not earlier than the due date); or

     (b) the Sharer fails or neglects to initiate steps to remedy within 30 days after notice is given by the Station Owner requiring such remedy or if the Sharer fails to continue thereafter with all reasonable speed to complete such remedying of a material breach of any of the covenants, agreements or conditions in the Licence and on the part of the Sharer to be performed and observed; or

     (c) the Sharer shall enter into any composition with its creditors or suffer any distress or execution to be levied on its goods on the Station or if the Sharer shall enter into liquidation; or

     (d) any planning consent or licence referred to under Clause I d.1 is revoked.

     Further the Sharer will indemnify and save harmless the Station Owner against any expense or liability which it may incur as a result of such action and without prejudice to any right of action or remedy of the Station Owner in respect of any antecedent breach of any of the conditions imposed on the Sharer herein contained.

5. In the event that the exercise of the Rights are interrupted at any time due to an act of God or any other reason beyond the reasonable control of the Station Owner and provided that such interruption is not caused in whole or in part by any act or neglect of the Sharer, its employees, Sub-Licensees or approved contractors then during the period of such interruption the Licence fee payable under the Licence may be suspended in whole or in part (according to the extent of such interruption to be decided at the reasonable discretion of the Station Owner) but the Station Owner shall not be liable for any further loss to the Sharer or others claiming through it as a result of such interruption.

6. In the event that the interruption referred to in Clause IV 5. continues for a period in excess of six months then either the Station Owner or the Sharer may by written notice to the other terminate the Licence forthwith (but without prejudice to any liability arising herein prior to such date of termination).

7. Each party shall bear its own legal fees in connection with the preparation of the Licence.

8. Nothing in the Licence and these conditions is intended to create nor shall be treated or construed as creating the relationship of landlord and tenant between the parties hereto or the Station Owner and the Sub-Licensees, as defined under the Landlord and Tenant Act 1954 or any statutory amendment or replacement thereof.

9. The Licence is personal to the Sharer who shall not be entitled to assign the same or any benefit or any of the rights arising under it and in particular the Sharer shall not confer any rights under the Licence to any Sub-Licensee save as permitted by the Licence.

10.  The Station Owner may:-

     (a) refuse entry to the Station to any person who does not produce suitable documentary identification and authorisation to the Station Owner's representative at the Station, and

     (b) refuse admittance to or require removal from the Station of any person whose presence is considered undesirable.

11. The Station Owner shall be entitled to use the Station and permit others to do so as it may in its absolute discretion permit but not so as to cause any damage or interference to the Sharer's Exclusive Equipment or Sharer's Exclusive Accommodation or its Technical Services in respect of its Broadcast Channels.

12. If the Licence fee review provisions contained in the BBC/NTL Agreement are no longer subsisting or capable of taking effect, then at any time during the subsistence of the Licence, but not more than once in any calendar year, the Station Owner shall have the right to increase the Licence fee by notice in writing as from the date specified in the said notice, to amounts which the Station Owner shall reasonably determine.

                                  SCHEDULE IV
                                  -----------

    On or after expiration of the Compulsory Period (see Clause 10.8.2) the
    -----------------------------------------------------------------------
                              following applies:
                              ------------------


             Where Sharer ceases to provide Where Sharer Provides
             ----------------------------------------------------
             Technical Services to the Technical Services to the
              ---------------------------------------------------
                                 Sub-Licensee
                                 ------------

                         -----------------------------------------
(1)  Sharer                        COMMON ACCOMMODATION
                                   --------------------
     terminates sub-
     licence (with a
     view to Sub-                                                      (1)  Sharer remains
     Licensee                                                               (Clause
     obtaining a                                                            10.1.2.1)
     direct site
     sharing licence
     from the
     Station Owner)
     (Clause
     10.2.(ii))
                         -----------    -----------    -----------
(2)  Sharer's Site        Station        Sub-           Sharer         (2)  Sub-licence of
     Licence              Owner          Licensee       Equipment           Sub-Licensee
     amended if           Equipment      Equipment                          remains in
     appropriate                         *                                  place (Clause
     (Clause                                                                10.1.2.1)
     10.2.(ii))
                         -----------------------------------------


(1)  Sharer                                                            (1) Station Owner
     terminates sub-                                                       right to require
     licence (with a                                                       Sharer to
     view to Sub-                                                          terminate sub-
     Licensee                                                              licence (with a
                         -----------------------------------------
     obtaining a                   COMMON ACCOMMODATION                    view to Sub-
                                   --------------------
     direct site                                                           Licensee
     sharing licence                                                       obtaining a
     from Station                                                          direct site
     Owner)                                                                sharing licence
     (Clause                                                               from Station
     10.2.(ii))                                                            Owner)
                                                                           (Clause
                                                                           10.2.2(i))
                             ------------        -------------
(2)  Sharer's Site                                                    (2)  Sharer's Site
     Licence                                                               Licence
     amended or                                                            amended or
     terminated if             Station             Sub-                    terminated if
     appropriate               Owner               Licensee                appropriate
     (Clause                   Equipment           Equipment               (Clause
     10.2.(ii))                                    *                       10.2.(i))
                         -----------------------------------------

                         -----------------------------------------
                                 EXCLUSIVE ACCOMMODATION
                                 -----------------------
(1)  Sharer                                                           (1)  Sharer remains
     terminates sub-                                                       (Clause
     licence (Clause                                                       10.1.2.1)
     10.3)

(2)  Sharer may
     grant new sub-
     licence of part                                                  (2)  Sub-licence of
     of Sharer's                                                           Sub-Licensee
     Exclusive                                                             remains in place
     Accommodati                                                           (Clause
     on but Sub-                                                           10.1.2.1)
     Licensee must
     enter into a site
     licence with
     Station Owner
     to retain any
                           -----------           ------------
     Equipment at            Sharer                Sub-
     the Station             Equipmen              Licensee
     other than in           t                     Equipmen
     the Sharer's                                  t
     Exclusive
                         -----------------------------------------
     Accommodation.
     (Clause 10.3)

(3)  Sharer's Site
     Licence
     amended if
     appropriate
     (Clause 10.3)

                         -----------------------------------------
                                   EXCLUSIVE ACCOMMODATION
                                                                      (1)  Station Owner
                                                                           right to require
                                                                           Sharer to give
                                                                           up Exclusive
(1)  Station Owner                                                         Accommodation
     right to require                                                      if a third
     Sharer to give                                                        party requests
     up Exclusive                                                          Accommodati
     Accommodation                                                         on at the
     (Clause 10.5(i))                                                      Station for any
                                                                           services
                                                                           comprised in
                                                                           the Broadcast
                                                                           Channels.
                                                                           (Clause
                                                                           10.4.(i))
                                        --------------
(2)  Sharer's Site                         Sub-                       (2)  Sharer's Site
     Licence                               Licensee                        Licence
     amended or                            Equipment                       amended or
     terminated if                                                         terminated if
     appropriate                                                           appropriate
     (Clause                                                               (Clause
     10.5(ii))                                                             10.4.(ii))
                         -----------------------------------------
                         NOTE * (local radio licensee only) (Clause 10.1.2.1)

                                  SCHEDULE V

                          OPERATING PROCEDURES MANUAL
                          IN RELATION TO THE STATIONS

                          OPERATING PROCEDURES MANUAL

                                  DESCRIPTION
                                  -----------


This Manual relates to the operational and maintenance practice to be implemented by NTL and the BBC at their respective Stations. The provisions set out in each of the Parts of this Manual and in the Appendices have been agreed by NTL and the BBC, and NTL and the BBC have covenanted with each other to comply with all the provisions of this Manual.

This Manual is divided into nine parts as follows:-

Part 1  General administration.

Part 2  Safety - personnel and equipment.

Part 3  Building, site and access.

Part 4  Electricity supplies.

Part 5  Masts, antennas, combiners, splitters and feeders.

Part 6  Incidents, interruptions and Planned Works

Part 7  Station Owner isolation for mast access.

Part 8  Coincident opening of UHF relay Stations.

Part 9  Priority Stations and response times

                                    PART 1

                            GENERAL ADMINISTRATION

1: THE FOLLOWING DEFINITIONS SHALL APPLY TO THIS MANUAL

1.1 "The Agreement" means the agreement between NTL and the BBC dated day of 1991.

1.2 The term "approved" means approved by the Station Owner (or in its context approved by the Local Distribution Company (eg electricity plant) and for practical purposes the parties agree to exchange a list of persons/authorised employees who meet with this requirement)

1.3 The term "area" is used in relation to any land, buildings or parts of buildings at a Station which belong to the Station Owner and which can in its context be used exclusively by the Station Owner or used exclusively by the Sharer or used by both the Station Owner and the Sharer and/or others.

1.4 The term "authorised" is used for a member of staff of NTL or the BBC, who is approved by either NTL or the BBC to undertake specialist activity, on their respective exclusive equipment or used for a person who is approved by the Station Owner to undertake specialist activity at a Station for either Organisation and the BBC and NTL shall maintain and exchange lists of their respective authorised employees who are approved by the Station Owner in this context.

1.5   LR or "BBC LR" is a BBC local radio sound broadcasting service.

1.6 The term "Broadcasting Organisation" or "Organisation" refers specifically to NTL or the BBC as appropriate.

1.7 The term "common" is used in relation to any equipment and/or area where the use of such equipment or area by the Sharer and/or its Sub-Licensees is permitted by the Station Owner in common with the Station Owner and/or others.

1.8 The term "exclusive" is used in relation to any equipment and/or area where in the case of equipment, it belongs to the Sharer (which includes in the context of the Agreement any Sub-Licensee's equipment) and where in the case of an area, it belongs to the Station Owner but the use of the area is exclusive to the Sharer and/or its Sub-Licensees.

1.9 The term "Local Distribution Company" means either the company replacing the former electricity board being the supplier of electricity local to a Station and/or the owner of the electricity plant serving the Station other than electricity plant owned by either Organisation, as appropriate.


1.10 The term "Maintenance Team" means any authorised employees or other approved contractors of either Organisation.

1.11 The term "Mast" means any stayed or free standing antenna support structure or mast/tower radiator.

1.12 The term "Mast Access" is a term of reference relating to a procedure for safe working on masts, antennas, feeders and channel combining equipment.

1.13 The term "Priority Stations" means those Stations listed in Appendix A of Clause 9 of this Manual.

1.14  The term "Programme" or "Services" means any of:-

          (1)  in the case of the BBC

               (i)   the BBC1 television broadcasting service;

               (ii)  the BBC2 television broadcasting service;

               (iii) any BBC national radio sound broadcasting service; or

               (iv)  any BBC local radio sound broadcasting service:

          (2)  in the case of NTL

               (i) the ITV system of television broadcasting services (as a whole) - until 1st January, 1993;

               (ii) the Channel 3 system of television broadcasting services (as a whole) - from 1st January, 1993;

               (iii) the Channel 4 television broadcasting service;

               (iv)  the S4C television broadcasting service; or

               (v)   any independent radio local sound broadcasting service:

and in each case, for the purposes of this Manual shall include any teletext services or any other data transmission services from time to time included as part of the same transmission.

1.15  "ILR" or "NTL ILR" means an NTL radio local sound broadcasting service.

1.16  "R" is used to denote a BBC national radio sound broadcasting service.

1.17 The "Regional Operations Centre" (ROC) and "Monitoring and Information Centre" (MIC) are the operational control centres for NTL and BBC respectively.

1.18  The "Representative" is the member of staff nominated by the SLM.

1.19 The "Senior Local Manager" (SLM) is the member of staff nominated by either the Station Owner or the Sharer as their immediate reference point for all matters associated with the Station in question (and may include his nominated representative(s) for specific tasks).

1.20 The term "Sharer" identifies the Broadcasting Organisation which shares the Station Owner's Station and otherwise as defined in the Agreement.

1.21 The term "Station Owner" denotes the Broadcasting Organisation which establishes the Station and otherwise as defined in the Agreement.

2: AREAS OF COMMON EQUIPMENT AND ACCOMMODATION MAINTAINED SOLELY BY THE STATION
   OWNER (OR SOLELY BY A THIRD PARTY IN RELATION TO CERTAIN ELECTRICITY AND BT PLANT)

          a)   Masts and common equipment comprising antennas and feeders.

          b)   Channel combining and splitting equipment.

          c)   British Telecommunications (BT) termination room.

          d) The electricity supply (other than a supply obtained by, solely serving and separately metered for the Sharer).

          e)   Common transmitting equipment area.

The point of reference for all visits and minor works (not affecting Programme transmission) at a

Station is the Station Owner's SLM (see also Part I paragraph 4.)

3: ACCESS

3.1   Access to common areas is limited to appropriate approved persons.

3.2 The Station Owner is responsible for the provision and maintenance of security in the common areas. The Sharer must conform to the Station Owner's security procedures.

3.3 Permission to work on the Sharer's exclusive equipment, where it interfaces with common equipment must be obtained from the Station Owner's SLM. Keys for these areas will be held by both Organisations. (See paragraph 3.6 below.)

3.4 Entry to the Local Distribution Company's switch room is confined to appropriate approved persons and may be subject to agreement with such company.

3.5 Entry to the British Telecom (BT) termination rooms is confined to appropriate approved persons and may be subject to agreement with BT.

3.6 Areas of exclusive equipment operated by either party are the sole responsibility of the SLM of the respective Organisation and normally no right of access is enjoyed by the other party without a prior appointment or consent of the other party. In an emergency, staff of either Organisation may enter the exclusive area of the other Organisation to establish the safety of personnel or property. Such access must be notified to the appropriate Organisation as soon as possible thereafter. For emergency access, each Organisation will at each Station hold a key for gaining entry to the secured areas of the other Organisation. The key will normally be kept in a secure glass fronted box wall mounted in a common area or otherwise in a place accessible to the other party.

3.7 When planned maintenance by the Station Owner requires action to prevent the powering of the Sharer's equipment, entry by authorised persons may take place on agreed terms. (See also Parts 5, 6 and 7 of this Manual.) On these occasions the Sharer's SLM will provide a key for the use by the Station Owner and instruction will be given on the operation of any security systems.

4: COMMUNICATIONS

4.1 For matters concerning Programme transmission all communications must be passed through both Organisations' respective operational control centres i.e. MIC/ROC.

4.2 Failures of common equipment must be brought to the attention of the other Organisation, through the appropriate MIC/ROC.

5: SERVICE PRIORITIES

5.1   In Emergencies
      --------------

5.1.1 In the case of an emergency when all Services of the Station Owner and Sharer cannot be restored at full power, reduced power operation of all Services will be employed. If it is not possible to restore all Services the following priorities will normally apply:

          a)   NTL STATION OWNER:

               TELEVISION:BBC1, ITV (or Channel 3), BBC2, Channel 4 and S4C. RADIO:R4*, ILR, R1, R2, R3, R5, BBC LR.

          b)   BBC STATION OWNER:

               TELEVISION:ITV (or Channel 3), BBC1, Channel 4 and S4C, BBC2.

               RADIO:ILR, R4*, R1, R2, R3, R5, BBC LR.

* indicates R4 and/or National Regional equivalent.


Note: The parties are agreed that these priorities may (by arrangement) be dealt with differently on Stations which have more than one ILR service.

5.1.2 At radio-only Stations, NTL MF takes priority over NTL VHF and BBC VHF takes priority over BBC MF.

5.1.3 At NTL Stations without a BBC R4 or National Regional equivalent service, BBC LR will take first priority.

5.1.4 During a state of national emergency, a different order of priority may be introduced by the Station Owner or imposed by a competent authority.

5.2: UNDER NORMAL CIRCUMSTANCES

Where Services are being restored under normal conditions (eg following planned maintenance) the Station Owner will ensure that restoration of the Sharer's Services are enabled at or before the time of restoration of the Station Owner's Services. Subject to confirmation from the Station Sharer's SLM that restoration has been enabled, the Station Owner's SLM may proceed with restoration of the Station Owner's Services.

6: INSURANCE

6.1    The Station Owner will be responsible for:

           a) Insurance for the buildings, masts, plant and equipment provided for its own and common use of the Station Owner and Sharer.

           b) Statutory inspection of pressure vessels, lifts and plant provided for its own and for common use of the Station Owner and Sharer.

           c) Providing the Sharer with a proof load certificate for any suspension points supplied as part of the construction of the Sharer's building (if it within paragraph 6.1(a) above).

6.2    The Sharer will be responsible for:

           a) Insurance of its exclusive equipment and areas including buildings, masts, plant and facilities provided for its own exclusive use.

           b) The statutory inspection of pressure vessels, lifts and lifting plant provided for its own exclusive use.

7: CANTEEN

Wherever reasonably practicable the Sharer's staff may use any Station Owner's canteen on a Station. The prices charged will not necessarily be the same as to the Station Owner's staff. The times of meals will be as agreed with the Station Owner's SLM.

8: SHARED AMENITIES

Where available, the Station Owner is responsible for maintaining to a reasonable standard the kitchen, mess room, and toilet facilities in common areas (eg in accordance with Health and Safety Regulation Standards). After use the Sharer must ensure that these facilities and areas are left in a satisfactory condition.

9: STAFF TRANSPORT

     Where the Station Owner provides transport for its own staff, and seating space is available, the Sharer's staff may use the transport at no charge according to the journey schedule arranged by the Station Owner.


10:SECURITY

     Where the Station Owner or Sharer employs staff and security checks form part of their duties, they will carry out a surveillance of the other Organisation's equipment and secured areas as far as possible, without leaving their normal workplace (without any liability attaching to that Organisation for any failure to perform this provision).

11:SHARED ON-SITE TEST EQUIPMENT

     Any malfunction of common test equipment (if any) noted by the Sharer will be reported to the Station Owner as soon as possible with confirmation in writing. If the Station Owner is aware of any unserviceable test equipment it will inform the Sharer.

     Unless otherwise agreed with the Sharer, and where reasonably practicable, the Station Owner will replace or repair faulty common test equipment (if any) within one month of the date it was reported.

     When reasonably practicable the Sharer will assist by transporting any test equipment.

12:STATION IDENTIFICATION

     Stations will be identified by the name which is given by the Station
Owner.

                                    PART 2

                       SAFETY - PERSONNEL AND EQUIPMENT


1:SAFETY PRECAUTIONS

     1.1 Each Organisation will work to its own safety regulations. In relation to any works on the Sharer's exclusive equipment which do not take place in the Sharer's exclusive area, the Sharer will require the Station Owner's permission to proceed .

     1.2 Each Organisation shall be made aware of the other's arrangements for the emergency isolation of all mains power supplies, by local liaison. Suitable permanent labelling will be provided.

2: FIRE FIGHTING EQUIPMENT

     2.1 The Station Owner and the Sharer will be responsible for the provision and maintenance of fire fighting equipment in their own exclusive areas and the Station Owner will be responsible to provide the same in common areas.

     2.2 Each Organisation shall be made aware of the other's arrangements by local liaison.

3:FIRST AID

     3.1 The Station Owner and Sharer shall each be responsible for providing their own first aid arrangements.

     3.2 Where necessary the Station Owner is responsible for supplying and maintaining statutory resuscitation notices in common areas.

4:EMERGENCIES

     4.1 Each Organisation may take any emergency action necessary to protect personnel or physical damage to property. The action MUST be reported to the other Organisation at the first opportunity.

                                    PART 3

                           BUILDING, SITE AND ACCESS


1:SITE ACCESS ROAD AND COMMON AREAS AT ANY STATION BUILDING (THE COSTS TO THE STATION OWNER OF CARRYING OUT THE FOLLOWING WORKS ARE MET FROM THE MAINTENANCE FEE ELEMENT OF THE LICENCE FEE PAYABLE BY THE SHARER FOR
THE STATIONS)

     1.1 The Station Owner is responsible for any maintenance work at the Station, to any private access road and the common areas of any Station buildings, and any common plant providing the Station with water, common fuel tanks, and all external decoration including external decoration of Sharer's exclusive buildings which have not been purpose built by or for the Sharer.

     1.2 The Station Owner will be responsible for maintenance of sewage disposal plants, except where they are provided solely in connection with the Sharer's exclusive building, then the Sharer will be responsible for maintenance work on such exclusive plant.

     1.3 Where the Sharer has the use of exclusive areas within a common building or has the exclusive use of a separate building on the Station Owner's site, it will arrange directly for minor non-structural repairs and all internal decorations at its own expense, without any necessary reference to the Station Owner.

2:NEW WORK AND ALTERATIONS/ADDITIONS

     The Station Owner's agreement must be obtained for all new building work and external alterations or structural additions requested to be carried out by the Sharer, and the Station Owner where it agrees to such work shall carry out the same at the Sharer's sole cost and the Licence fee for the Station Licence will be adjusted (as necessary) following completion of the works. There may be circumstances where the Sharer with the Station Owner's agreement can carry out its own work.

3:STRUCTURAL REPAIRS AND REPAIRS TO EXTERIOR OF SHARER'S EXCLUSIVE BUILDING (PURPOSE BUILT BY OR FOR THE SHARER)

     It is the Sharer's responsibility to identify any structural maintenance and repairs which are necessary in the Sharer's exclusive areas/buildings and inform the Station Owner immediately, who will arrange for the work to be carried out subject to the Sharer refunding the Station Owner's cost or otherwise permit the Sharer to carry out the necessary work subject to supervision by the Station Owner's SLM.

                                    PART 4

                             ELECTRICITY SUPPLIES


1:PLANNED INTERRUPTIONS (WORKS BY LOCAL DISTRIBUTION COMPANY)

     1.1 An "interruption" is a temporary shutdown of a Station's facilities or of common equipment at a Station affecting one or more Service at a Station. On notification by the Local Distribution Company of a planned mains interruption at a Station, the Station Owner's SLM will negotiate with the Local Distribution Company to minimise the disturbance to Programme transmission using the Service priorities listed in Part I para. 5 as a guide in conjunction with the needs of Priority Stations (see Part 9). The SLM will then inform the Station Owner's ROC/MIC who will in turn notify the Sharer's ROC/MIC of the dates proposed for the planned mains interruption.

     1.2 In the event of an extended mains supply interruption during Programme hours due to a fault, the Station Owner's staff at the ROC or MIC will:

          (a) Ensure that the Local Distribution Company is aware of the mains interruption as soon as possible.

          (b)  Inform the Sharer's SLM via the ROC/MIC.

     1.3 The responsibility for supplying a temporary emergency supply rests with the individual Organisation, irrespective of the Station Owner/Sharer relationship. This will not prevent the Organisations agreeing to provision for a shared temporary emergency supply where conditions make this possible. The costs of providing such a supply in these circumstances would be apportioned.

     The responsibility in either case for arranging the provision of emergency supplies is as follows:

          (a)  BBC: The SLM for the Station concerned.

          (b)  NTL: The Operations Manager, (OM) at its Regional Operations
               Centre.

     1.4 The SLM/OM (as appropriate) shall be responsible for arranging delivery, connection, operation and return of any mobile plant. No Sharer's mobile plant shall be permitted onto a Station Owner's Station without the Station Owner's prior consent (and supervision where deemed necessary).

2: HIGH VOLTAGE SWITCHGEAR, CO2 INSTALLATIONS AND POWER TRANSFORMER MAINTENANCE

     2.1 The Station Owner is responsible for the maintenance of HV switchgear. This is usually dealt with by establishing a maintenance contract with the Local Distribution Company but in some areas this is done by an approved contractor. The Station Owner will make the necessary arrangements and notify the Sharer accordingly. Generally the approved contractor will be expected to provide the necessary spares, however, the Station Owner may be required to obtain special items.

     2.2  The ownership of High Voltage equipment is listed in Part 4 Appendix
A. At Belmont, Emley Moor and Sutton Coldfield the HV equipment supplying NTL is housed separately from that supplying the BBC.

     2.3 A standard specification (Part 4 Appendix B) shows the required maintenance agreed between the parties to be performed by the Station Owner in respect of the different categories of electrical equipment. In addition to the specification, a schedule of plant will be made available for each Station giving details of the electrical equipment to be covered by the maintenance procedure comprised in Part 4 Appendix B. The Station Owner's SLM will arrange in conjunction with the Sharer's SLM dates for the approved contractor to carry out maintenance. These arrangements must be confirmed in writing by the Station Owner's SLM, with a copy to the Sharer's SLM.

     2.4 A Permission-to-Proceed Certificate (Part 4 Appendix C) will be issued to the approved contractor by the Station Owner's Representative. The purpose of the certificate is to ensure that maintenance is only carried out at times suitable to the operational requirements of each Organisation (see also Part 5 - 7 of this Manual).

     2.5 A reporting form (Part 4 Appendix D) will be completed by the approved contractor on completion of work and sent to the Station Owner's MIC/ROC via the SLM, who will arrange for copies to be sent to the Sharer's MIC/ROC (as appropriate).

     2.6 The Station Owner is responsible for displaying in the HV switchroom a schematic diagram of the power distribution and also a completed relay setting chart, (see Part 4 Appendix E).

     2.7 Access to the HV switchroom will be subject to an agreement. The authorisation required under Part I paragraph 3.4 shall normally be determined by the Station Owner's SLM as the room is kept locked with a non-standard lock.

                                    PART 4

                                  APPENDIX A

                      OWNERSHIP OF HIGH VOLTAGE EQUIPMENT

==================================================================================================================================
     NTL STATIONS            ICB 1        ICB 2          BUS        BBC TXCB       BBC TXF       NTL TXCB       NTL TXF   VHF CB'S
----------------------------------------------------------------------------------------------------------------------------------
BELMONT                     Yorks         Yorks        BBC/NTL         BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
BLACK HILL                 Scot Pwr     Scot Pwr      Scot Pwr         BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
CALDBECK                    Norweb       Norweb          NTL           BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
CARADON HILL                 SWEB         SWEB          SWEB           BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
DURRIS                     Scot Hyd     Scot Hyd      Scot Hyd         BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
EMLEY MOOR                   Yorks        Yorks          N/A           N/A           BBC            N/A           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
MOEL-Y-PARC                 Manweb       Manweb          N/A           N/A           BBC            N/A           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
RIDGE HILL                 Midlands     Midlands      Midlands         BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
SANDY HEATH                 Eastern      Eastern       Eastern         BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
STOCKLAND HILL               SWEB         SWEB          SWEB           BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
WINTER HILL                Northern     Northern      Northern         BBC           BBC            NTL           NTL      NTL
==================================================================================================================================

==================================================================================================================================
     BBC STATIONS            ICB 1        ICB 2          BUS        BBC TXCB       BBC TXF       NTL TXCB       NTL TXF   VHF CB'S
----------------------------------------------------------------------------------------------------------------------------------
BILSDALE                   Northern      BBC Gen         BBC           BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
BLAENPLWYF                  Manweb       Manweb        Manweb          BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
CRYSTAL PALACE              London       London        BBC/NTL         BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
DIVIS                         NIE          NIE           NIE           BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
HANNINGTON                 Southern     Southern      Southern         BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
MENDIP                       SWEB         SWEB          SWEB           BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
OXFORD                     Southern     Southern      Southern         BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
PONTOP PIKE                Northern     Northern      Northern      Northern         BBC         Northern         NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
REDRUTH                      SWEB         SWEB          SWEB          SWEB           BBC           SWEB           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
ROSEMARKIE                 Scot Hyd     Scot Hyd       BBC/NTL         BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
ROWRIDGE                   Southern     Southern       BBC/NTL         BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
SUTTON COLDFIELD           Midlands     Midlands         N/A           N/A           BBC            N/A           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
TACOLNESTON                 Eastern      Eastern       Eastern       Eastern         BBC          Eastern         NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
WALTHAM                    East Mid     East Mid      East Mid         BBC           BBC            NTL           NTL      N/A
----------------------------------------------------------------------------------------------------------------------------------
WENVOE                        SWE          SWE           N/A           N/A           BBC            N/A           NTL      N/A
==================================================================================================================================

          Key :ICBIncoming HV Supply BreakersTXFHV to LV Transformers
      BUSHV Bus Section(s) and Breaker(s)VHF CBVHF Radio Circuit Breakers
             TXCBHV Transformer Circuit BreakersN/ANot applicable

                                    PART 4

                                  APPENDIX B

                             MAINTENANCE PROCEDURE

     This procedure covers the general requirements for the maintenance of high voltage power equipment at UHF main transmitting Stations, which it is agreed between the BBC and NTL should be the responsibility of the Station Owner of the particular Station (see also Parts 5 - 7 of this Manual). This excludes the high voltage switchgear and transformers owned by the relevant Local Distribution Company.

1: GENERAL

     The instructions to a Local Distribution Company and/or any other approved contractor will be given in writing by the Station Owner. The specific equipment to be maintained and any agreed variation from this procedure will be given in a separate document.

     Once the Station is operational, the arrangements to carry out any work must be agreed with the Station Owner's SLM. He will issue a Permission-to-Proceed Certificate in respect of all equipment being taken out of service for maintenance, testing, or repair. This certificate will be counter-signed by a Representative nominated by the other Organisation.

2: PERIOD OF MAINTENANCE

     Unless specified to the contrary, the maintenance work included in this procedure should be carried out at four yearly intervals.

Contents:

     Section 1: HV switchgear

     Section 2: Protection and trip testing

     Section 3: Reporting procedures

                                    PART 4

                                  APPENDIX B

                                   SECTION 1

                                 HV SWITCHGEAR


1.1 OCB TANK

     Tank to be lowered. The oil is to be removed and the tank cleaned out using a chamois leather or a synthetic sponge. Tank to be refilled up to the correct level with new electrical insulating oil, to B.S.148. If new oil is not available then oil reconditioned by one of the major oil companies, and conforming to B.S.148 can be used.

1.2 OCB MAIN AND ARC SWITCH CONTACTS

     The fixed and moving contacts are to be examined for signs of pitting, burning or mechanical wear and to be dressed or replaced as necessary. Note that silver contacts must not be cleaned-up, even if they have tarnished to a black colour, and must only be replaced if they are burnt. The mechanical conditions of the explosion pots should be checked and inspected for any signs of burning. The operating arm is to be inspected and all bolts checked for signs of working loose.

1.3 OCB MECHANISM

     The closing mechanism (hand or motor wound springs or solenoid closing) is to be checked in accordance with the manufacturer's maintenance recommendations. The mechanical linkage should be adjusted if it is out of tolerance. A thorough check of the mechanical condition of such items as locknuts, circlips, rivets, bearings, rollers, etc., in the linkage should be made.

     The tripping mechanism should be checked, again with reference to the manufacturer's handbook for correct operation. The trip bar must operate freely. All linkage knuckles, rollers, bearings, pivots, are to be lubricated as specified by the manufacturer.

1.4 OCB MAIN ISOLATING CONTACTS

     The condition of the contacts (candles, roses, etc) on the OCB truck should be checked to see if any evidence of poor contact exists. If so, further investigation and remedial action should be carried out. A trace of Elvolube or equivalent contact lubricant should be deposited upon the O.C.B. truck contacts.

1.5 SPOUT CLEANING

     The bus-bar and feeder spouts should be cleaned out using a chamois leather or synthetic sponge. The external bushings should be cleaned using a suitable paper wipe.

1.6 OCB SECONDARY ISOLATING CONTACTS

     Secondary isolating contacts should be examined for signs of poor contacts or burning.

1.7 OCB AUXILIARY SWITCHES

     Switches, especially the electrical contacts should be examined for signs of burning and any moulded insulating components should be examined for cracks.

1.8 HV CABLE BOXES

     The HV cable boxes on the switchboard should be examined for compound leaks and corrected or reported as necessary.

                                    PART 4

                                  APPENDIX B

                                   SECTION 2

                          PROTECTION AND TRIP TESTING

2.1 INSULATION TEST OF PROTECTION CURRENT TRANSFORMERS

     The secondary earth link should be disconnected and the windings meggered to earth, using a 1kV Megger. The group of current-transformers can be checked together by applying the Megger across the open earth link.

2.2 PROTECTION RELAY SECONDARY INJECTION TESTS

     Current-transformer test windings should be used where provided; otherwise a relay split-plug or test block should be used to inject a test current into the relay operating coil. A test to determine the operating time of each relay element should be carried out with a plug setting of 100% (for Overcurrent) or 20% (for Earth Fault) and a Time Multiplier of 1.0 at:

     a)   A current equivalent to a Plug Setting Multiplier of 2.

     b)   A current equivalent to a Plug Setting Multiplier of 10.

Note:

     If the injection test set cannot deliver the current required for test (b) a reduced test within the capability of the test set should be adopted. It cannot be over-stressed that when carrying out tests involving current of 10 times the plug setting the test current should be applied only for the very minimum of time necessary to make the tests to avoid damage to the relay operating coil.

     Results should show the actual and design operating times taken from the relay characteristic curve or table.

     The relay reset time should be checked with the Time Multiplier set to 1.0.

2.3 TIME LIMIT FUSES

     Where such protection exists the fuses are to be removed and tested for continuity by means of a Megger, AVO, etc. Glass bodied fuses are to be replaced. A secondary injection test set should be used to determine the operating point of the trip coil by applying a "step" current of increasing value until the trip bar is raised.

2.4 SWITCHGEAR TRIP TESTING (AT TWELVE MONTHLY INTERVALS)

     All OCBs must be tripped and reclosed both mechanically and electrically. This can be combined with the following tests:-

     a) Auto change-over systems to be tested by mains failure simulation either by or with the permission of the Local Distribution Company.

     b) Intertripping between transformer HV and MV circuit breakers should be tested.

Note:

     The results of the twelve-monthly trip test should be recorded in the substation log book.

                                    PART 4

                                  APPENDIX B

                                   SECTION 3

                             REPORTING PROCEDURES


     A report form which will be supplied with the official order and should be completed and returned to the Station Owner's SLM following the maintenance of the power equipment providing the information requested in this Part 4 of the Manual and in accordance with forms which appear as sections 1 - 3 in Appendix D ("The Report"). It must indicate clearly which equipment any comments apply to and the following details must be included in the report.

     3.1 For equipment being maintained in accordance with the specification and instructions in Part 4 of this Manual the report form should indicate if any items of maintenance could either not be carried out or not carried out in accordance with the specification. Details should be given of any tests or maintenance checks which show equipment to be below standard.

     3.2 A comment on the general condition of all equipment being maintained in accordance with Part 4 of this Manual should be given with details of any work required outside the scope of routine maintenance.

     3.3 A list of materials used should be included in the report.

                                     Note:

If there is insufficient space in sections 3.1, 3.2 or 3.3 of the Report summary The Report should be continued on the reverse of the Report summary.

                                    PART 4

                                  APPENDIX C

                       PERMISSION-TO-PROCEED CERTIFICATE


                MAINTENANCE OF POWER EQUIPMENT AT THE STATIONS


                       PERMISSION-TO-PROCEED CERTIFICATE
                       ---------------------------------

                                (A) DECLARATION
                                ---------------

     TO:.....................LOCAL DISTRIBUTION COMPANY (OR APPROVED CONTRACTOR)

   PERMISSION IS HEREBY GIVEN FOR YOU TO PROCEED WITH MAINTENANCE/TESTING OF THE FOLLOWING EQUIPMENT, IN ACCORDANCE WITH THE "MAINTENANCE SPECIFICATION".
   THIS CERTIFICATE DOES NOT IMPLY THAT ANY SAFETY PRECAUTIONS OR SWITCHING OPERATIONS HAVE BEEN CARRIED OUT FOR THIS PURPOSE - ONLY THAT PERMISSION IS
     FORMALLY GIVEN FOR YOU TO PROCEED WITH THE WORK, TAKING ALL NECESSARY
                                 PRECAUTIONS.

     Equipment released from service for the purpose of maintenance/testing:

 ................................................................................

 ................................................................................

 ................................................................................

 ........................Until ..............Hours ..........................Date


                                   TimeDate

     Signed by:..................BBC Representative................

        And:...................NTL Representative..................

     Of:.............................................Transmitting Station

                          ___________________________

                                  (B) RECEIPT

    I acknowledge receipt of this Permission-to-Proceed Certificate, having read the declaration above in section A, which must be signed by BOTH Station SLM's.

    Signed by:....................... Of................... Local Distribution
                                      Company (or approved contractor)

          Time:...................... Date:........................


                          ___________________________


                                (C) COMPLETION
                                --------------

     I confirm that the maintenance/testing of the above-mentioned equipment is complete and all necessary switching has been carried out.

     Signed by:...................... Of.....................Local Distribution
                                      Company (or approved contractor)


          Time:...................... Date:........................


                                                          TimeDate

     Accepted by:....................BBC Representative .................

          And:....................NTL Representative ....................

          Of:........................................Transmitting Station

                                    PART 4
                                  APPENDIX D
                       REPORT ON FOUR-YEARLY MAINTENANCE

                       MAINTENANCE OF POWER EQUIPMENT AT
                                 THE STATIONS


                       REPORT ON FOUR-YEARLY MAINTENANCE
                       ---------------------------------

      .............................................. Transmitting Station

Maintenance commenced......................completed............................

Signed....................... of........................Local Distribution
                                     Company (or approved contractor)

                              ___________________


     The Report, when completed, should be returned to the Station Owner's SLM.

           Indicate clearly which equipment any comment applies to.

     This Report is made up into sections, as listed below, and a separate sheet is completed for each unit of equipment being maintained in that section.

     The section numbers used correspond with those used in the "Maintenance Procedure" section.

     Complete all parts of the various sections of the Report, using the 'boxes' denoting


[X]   (as appropriate)


[N/A] (if not applicable)


          a 'NO' or 'POOR' answer must be detailed in Section 3.

                               ________________
                               Number of Sheets

                  Section 1.HV Switchgear...................

           Section 2.Protection and Trip Testing...................

                  Section 3.Report Summary...................

                           SECTION 1  HV SWITCHGEAR
                           ---------  -------------

CIRCUIT LABEL INSCRIPTION:................................................

  1.1 OCB Tank. Tank emptied, cleaned out and refilled with new oil (or refinery
      --------
re-conditioned oil).


     -----------------------
     YES                  NO
     -----------------------

  1.2 OCB Switch Contacts. Fixed and moving contacts examined and dressed or
      -------------------
replaced as necessary. Explosion pots and operating arm inspected and adjusted or repaired as necessary.


     -----------------------
     YES                  NO
     -----------------------

  1.3 OCB Mechanism. Closing and tripping mechanism checked to manufacturer's
      -------------
handbook. Adjusted and lubricated as necessary. Check that the trip bar operates freely.


     -----------------------
     YES                  NO
     -----------------------

  1.4 OCB Main Isolating Contacts. Examine contacts for evidence of poor
      ---------------------------
contact. Corrective action taken as required. Trace of ELVOLUBE or equivalent contact lubricant put on OCB truck contacts.


     -----------------------
     YES                  NO
     -----------------------

  1.5 Spout Cleaning. Bus-bar and feeder spouts cleaned with chamois leather or
      --------------
synthetic sponge. The external bushings should be cleaned using a suitable paper wipe.


     -----------------------
     YES                  NO
     -----------------------

  1.6 OCB Secondary Isolating Contacts. Contacts examined and any necessary
      --------------------------------
corrective action taken.


     -----------------------
     YES                  NO
     -----------------------

  1.7 OCB Auxiliary Switches. Switches examined and any necessary corrective
      ----------------------
action taken


     -----------------------
     YES                  NO
     -----------------------

  1.8 HV Cable Box. Cable box examined for compound leaks and is satisfactory.
      ------------


     -----------------------
     YES                  NO
     -----------------------


                     SECTION 2 PROTECTION AND TRIP TESTING
                               ---------------------------

                          CIRCUIT LABEL INSCRIPTION:

  2.1 C.T. Insulation Test. Insulation value of grouped C.T.'s, secondary to earth, using 1kV megger ..........................Meg Ohm


  2.2 Protective Relay Secondary Injection Tests
      ------------------------------------------

--------------------------------------------------------------------------------------------------------------------
     Relay        Plug           Time                      OPERATING TIME                          Resetting
                                             ------------------------------------------------
    Element      Setting      Multiplier                                                             Time
                                                   2 x PSM                 10 x PSM
--------------------------------------------------------------------------------------------------------------------
  Red o/c           100%            1.0                     (10.0)                   (3.0)                   (9.0)
  Yellow o/c        100%            1.0                     (10.0)                   (3.0)                   (9.0)
  Blue o/c          100%            1.0                     (10.0)                   (3.0)                   (9.0)
  E/F                20%            1.0                     (10.0)                   (3.0)                   (9.0)
--------------------------------------------------------------------------------------------------------------------

                  * See Part 4 Appendix B Section 2 para 2.2.

NOTE: Operating time, in brackets, given for a 3 sec. relay to BS 142. Resetting time, in brackets, given for an E.E. Co. 3 sec. C.D.G. 11,31 relay.

  2.3 Time Limit Fuses
      ----------------

(a)Continuity check - number of fuses changed ..............rated at........Amp.

(b)Injection test - "Step" current required to just operate trip bar (no fuse fitted)

R o/c............Amp; Y o/c..........Amp; B o/c...........Amp; E/F..........Amp.

2.4 and 2.5 Trip Testing
            ------------

                               Tick as necessary
                               -----------------

---------------------------------------------------------------------------------------------------------------
                                       Operated correctly on     Operated correctly       Does not operate
                                           first attempt          after attention           correctly
---------------------------------------------------------------------------------------------------------------
  All protective relays with trip
  functions
---------------------------------------------------------------------------------------------------------------
  HV/MV Transformer Inter-tripping
---------------------------------------------------------------------------------------------------------------
  Buchholz Device Gas (alarm)
---------------------------------------------------------------------------------------------------------------
  Buchholz Device Surge (trip)
---------------------------------------------------------------------------------------------------------------

Report detail in section 3 if any of the boxes in the centre or right-hand columns have been ticked.

SECTION 3 REPORT SUMMARY
          --------------

     3.1 Give details of HV Switchgear which received a "No" or a "Poor" report. Include HV Switchgear which could not be maintained to the Specification.

     3.2 Comment on the condition of HV Switchgear being maintained and add any recommendations, which may be outside the scope of maintenance.

     3.3  List of materials used, which will be invoiced against this job.

     Continued:(use reverse of this sheet for continuation if necessary)

           -----------------------
           YES                  NO
           -----------------------

                                    PART 4

                                  APPENDIX E

                        PROTECTIVE RELAY SETTING CHART

                MAINTENANCE OF POWER EQUIPMENT AT THE STATIONS


----------------------------------------------------------------------------------------------------------------------------------
                                              PROTECTIVE RELAY SETTING CHART
                                              ------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Transmitting Station:                                     Prepared by:                                        Date:
----------------------------------------------------------------------------------------------------------------------------------
Sub/Station/Switch Room                                   Operating Voltage:
----------------------------------------------------------------------------------------------------------------------------------
                                     OVERCURRENT                    EARTH FAULT
                           ----------------------------------------------------------------
             CIRCUIT                                                                              OTHER PROTECTIVE RELAY
           DESCRIPTION          Plug Setting        Time       Plug Setting        Time            SETTINGS OR COMMENTS
                                  % or Amps         Mult.        % or Amps         Mult.
----------------------------------------------------------------------------------------------------------------------------------
 1
----------------------------------------------------------------------------------------------------------------------------------
 2
----------------------------------------------------------------------------------------------------------------------------------
 3
----------------------------------------------------------------------------------------------------------------------------------
 4
----------------------------------------------------------------------------------------------------------------------------------
 5
----------------------------------------------------------------------------------------------------------------------------------
 6
----------------------------------------------------------------------------------------------------------------------------------
 7
----------------------------------------------------------------------------------------------------------------------------------
 8
----------------------------------------------------------------------------------------------------------------------------------
 9
----------------------------------------------------------------------------------------------------------------------------------
10
----------------------------------------------------------------------------------------------------------------------------------
11
----------------------------------------------------------------------------------------------------------------------------------
12
----------------------------------------------------------------------------------------------------------------------------------
13
----------------------------------------------------------------------------------------------------------------------------------
14
----------------------------------------------------------------------------------------------------------------------------------
15
----------------------------------------------------------------------------------------------------------------------------------

                                    PART 5

               MASTS, ANTENNAS, COMBINERS, SPLITTERS AND FEEDERS


                                  1: General

1.1 Station Owner Responsibility

     Notwithstanding that the Station Owner's decision is final in considering whether or when common equipment is to be permanently withdrawn from use and replaced the Station Owner shall use its reasonable endeavours to provide any necessary replacement common equipment (including temporary common equipment as necessary) in order to meet its obligations under Part 9 of this Manual.

1.2 Programme of Maintenance

     By the 1st January each year, or earlier if agreed, the Station Owner will provide the Sharer with draft details of its programme of maintenance work. This will be confirmed by the Station Owner by 1st April (see also Part 6 for Planned Works).

1.3 Clearance to Isolate

     For planned work by the Station Owner that requires the isolation of common antenna systems the Sharer should be informed seven to fourteen days before the scheduled start date. This notice is also required where there are separate exclusive antenna systems and where one Organisation requires the other to operate at reduced power or shut down completely for the purpose of access. Information exchanged will detail work to be done, the number of isolations required, the period involved, the number of Programme interruptions and services affected (see also Part I para 5 and Parts 4-7 of this Manual).

     Where by the nature of the work, the specific dates and times for the shut downs are not known within an agreed work period, the Sharer's MIC/ROC must be informed by 14.00 hours on the day prior to any shut down.

     Requests to isolate and the initial confirmation between the Station Owner's SLM and the Sharer's MIC/ROC will be by telephone. Additionally, confirmation will be exchanged by telex or facsimile.

1.4 On Station Record Keeping

     The Station Owner will keep a log at each Station, in which either Organisation's senior Representative on the Station will enter the details of any clearance to isolate the antennas. Additionally, the Station Owner's senior Representative will note the actual isolation procedure for the equipment on the Station. For details of the log see Part 5 Appendix A for NTL, and Part 5 Appendix B for BBC.

     When the Sharer isolates its exclusive equipment, the Sharer's senior Representative on Station must sign the Station Owner's log alongside the entry covering the isolation of the Sharer's equipment. A signature will also be required when the equipment is de-isolated.

     THE LOG IS TO BE CONSIDERED AS A PERMIT TO WORK AND ITS COMPLETION IS MANDATORY, AND ONLY WHEN THE APPROPRIATE SECTIONS ARE COMPLETED IS IT PERMISSIBLE TO PROCEED WITH THE WORK.

1.5 Powering Antennas/Feeders/Combiners

     The final responsibility for applying power to common antennas, feeders and/or channel combining equipment rests with the Station Owner's SLM or approved Representative.

     1.6  Equipment Withdrawal

     Except in an emergency, no common equipment will be withdrawn until the facts have been discussed with the Sharer, whose Services requirements will be met where possible. (See Part 1 para.5 and Part 9 of Manual (see also clause 10 of the BBC/NTL Agreement).

     1.7  Electromagnetic Radiation Levels

     Where the Sharer is permitted to have mast access by the Station Owner for the maintenance of its exclusive equipment, the Station Owner must make known to the Sharer, the maximum value of the electromagnetic field which exists within the mast climbing area.

2: ANTENNA MAINTENANCE

     2.1 Station Owner Responsibility

     TheStation Owner is responsible for the maintenance, repair and protection of common antenna systems including feeders and all associated channel combining and protection equipment.

     Such maintenance will be subject to performance limits to be mutually agreed at the time of commissioning. Electrical tests and measurements on common antenna, feeder and channel combining equipment will be carried out by, and at the discretion of the Station Owner. This will take place after any major maintenance works, or at a mutually agreed time, when the antenna, feeder or channel combining equipment performance is in doubt. This should be done with the assistance of the Sharer when required.

     2.2 Sharer Responsibility

     Antennas and feeders requested by the Sharer to be provided by the Station Owner, for the Sharer's exclusive use will normally be provided at the sole cost of and maintained by the Sharer, (or will be maintained by the Station Owner at the request and cost of the Sharer). Only approved contractors skilled in mast and antenna work will be used by the Sharer for repair work on antennas for the Sharer's exclusive use.

     The Sharer is responsible for standards, safe working practices and safeguarding the Station Owner's facilities and the Station affected by and during its exclusive antenna and feeder maintenance.

     2.3 Equipment Isolation

     Prior to carrying out antenna maintenance the Station Owner will ensure that all appropriate equipment is isolated as necessary in order that it cannot be powered inadvertently. The Station Owner will require the Sharer to provide keys/tallies (if they exist) before maintenance is commenced.

     The Station Owner must secure these keys/tallies in a lockable glass fronted box, preferably in a common area.

     Exclusive and common areas will be provided with clear instructions and permanent labelling for the switching off and isolation of equipment. See also
Part 7 - Station Owner Isolation for Mast Access.

     The Sharer is required to carry out the Station Owner functions detailed in this paragraph 2 where the Sharer has its own exclusive antenna systems.

     2.4 Feeder Protection Equipment

     The Sharer is not permitted to carry out a reset following a common feeder protection equipment trip without specific instructions from the Station Owner. Only one reset would be authorised.

     In the event of failure of one half of a common antenna system, it is permissible for either Organisation's authorised staff to operate its transmitter into the serviceable half- antenna without awaiting the arrival of the other Organisation's authorised staff.

     2.5  Planned Maintenance by Station Owner

          2.5.1.Television

     The following applies to all Television Stations over 2w power

               (i)   Common antennas and feeders:

     (a) Antenna, and feeder systems shall be overhauled at least every ten years. On re-assembly, the performance of the whole antenna system will be measured in terms of the basic reference data. (See Part 5 para 2.6).

     (b) Swept antenna return loss measurements shall be carried out every two years at main Stations and five years at relay Stations. Results will be made available to the Sharer on request.

               (ii)  Common channel combining and splitting equipment:

     (a) Direct cross, insertion and return loss tests into a precision load shall be measured at periods not exceeding ten years.

               (iii) Antenna monitoring and protection equipment:

     (a)  The Station Owner shall carry out function trips annually.

     (b) The Station Owner shall calibrate the monitoring equipment every two years.

          2.5.2 Radio

     Common antennas shall be overhauled at periods not greater than ten years and the listed measurements shall be made at the periods shown below, in terms of the basic reference data.

               (i)   MF stations:

     (a)  Antenna driving point impedance - every 5 years.

     (b)  Input impedance of combining system - every 5 years.

     (c)  Crosstalk between transmitters - annually.

     (d)  Field strength measurements of directional arrays - annually.


     (e) The amplitude and phase of the mast currents annually, where this is readily practical to do so.

               (ii)  VHF stations:

     (a)  Swept antenna return loss - every 5 years.

     (b) Cross, insertion and return loss tests of the combining system - every 5 years.

     2.6  Basic Reference Data2.6.1 Television

     The Station Owner will provide the Sharer initially with the following basic reference data relating to common antennas and combining equipments.

               (i)   Common antennas and feeder systems:

     (a) Swept return loss of transmitting antenna and feeder system measured at the feeder input.

     (b) Measurement of peak vision, colour and sound carrier levels at the output of receiving antenna system.

     (c) Horizontal and vertical radiation pattern for Stations, having an ERP of 20kW or more.

               (ii)  Common channel combining and splitting equipment:

     (a)  Precision measurements of input impedance.

     (b)  Cross-loss measurements to all ports.

     (c)  Insertion loss to output port.

               (iii) Antenna monitoring and protection equipment.

     (a) The design transmitter power levels at the input ports of the combining equipment.

     (b)  The trip levels of the monitoring and protection equipment.

          2.6.2 Radio

     The Station Owner will provide the Sharer initially with the following basic reference data for all common equipment.

               (i)   MF stations:
     (a) Antenna driving point impedance for each of the transmitted frequencies in the band.

     (b) Impedance of combining system input for each of the transmitted frequencies in the band.

     (c) Crosstalk of any service to any other combined transmitter output, with all transmitters operating at their standard level.

     (d) Reference field strength measurements of directional antennas at all transmitted frequencies in the band, at Stations where the Station Owner has accepted responsibility for the Sharer's pattern.

               (ii)  VHF stations:

     (a) Performance of the antenna and feeder system to be provided in terms of the measurement of swept frequency return loss.

     (b) Performance of the combining unit system to be provided in terms of measurement of cross, insertion and return loss.

     (c)  Levels of intermodulation products radiated within the broadcast band.

3:   MAST MAINTENANCE - TELEVISION AND RADIO

     3.1  Maintenance

     Mast maintenance is the responsibility of the Station Owner.

     3.2 Inspections

     The Station Owner will arrange for a detailed visual inspection to be carried out of the structure and stays. A copy of the inspection report will only be required by the Sharer if a significant defect is noticed.

     4:   WORK BY SHARER TO SHARER'S EXCLUSIVE EQUIPMENT ON A STATION OWNER'S up
MAST NOT INVOLVING ISOLATION OF STATION OWNER'S EXCLUSIVE EQUIPMENT OR COMMON EQUIPMENT

     Whenever Sharer's authorised maintenance team need access to the Station Owner's mast for work to the Sharer's exclusive equipment not requiring isolation of common equipment or Station Owner's equipment then permission should be sought by the Sharer from the Station Owner's SLM in accordance with the "Antenna Feeder Isolation Log Sheet" procedure in either Part 5 Appendix A or B as appropriate (annotating the Log Sheet in the column "Remarks" - with the words "isolation not required").

                                    PART 5

                                  APPENDIX A


                   ANTENNA/FEEDER ISOLATION LOG SHEET - NTL
                        (due to be revised during 1991)

            STATIONS - ANTENNA FEEDER LOG ISOLATION LOG SHEET - NTL

  STATION......................... REFERENCE NO.............................

PERMISSION OBTAINED FROM.............(NAME) ROC...............................
                            TIME....... DATE.......

   STATION OWNER ISOLATION AGREED YES/NO - WITH...........AT BBC MAINTENANCE
                               BASE............

             REPRESENTATIVE ON SITE: NTL....................
             BBC............................................


                            CLEARANCE TO ISOLATE:-

--------------------------------------------------------------------------------
                            DETAILS AGREED WITH ROC
--------------------------------------------------------------------------------
     DATE           SERVICE            START     RADIATING CONDITION     REASON
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------

               ACTION TAKEN ON SITE TO ISOLATE ANTENNAS/FEEDERS:

--------------------------------------------------------------------------------------------
                          ISOLATION DETAILS               DE-ISOLATION DETAILS
               -------------------------------------------------------------------
     SERVICE                                                                        REMARKS
                Antennas   Date   Time   Keys Retained    Sig. Date  Time  Sig.
--------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------

                                    PART 5

                                  APPENDIX B

                   ANTENNA/FEEDER ISOLATION LOG SHEET - BBC
                        (due to be revised during 1991)


            STATIONS - ANTENNA FEEDER LOG ISOLATION LOG SHEET - BBC

  STATION......................... REFERENCE NO.............................

     PERMISSION OBTAINED FROM.............(NAME) ROC......................
                            TIME....... DATE.......

STATION OWNER ISOLATION AGREED YES/NO - WITH.............AT BBC MAINTENANCE BASE
                                 ............

             REPRESENTATIVE ON SITE: NTL..........................
                       BBC..............................


                            CLEARANCE TO ISOLATE:-

--------------------------------------------------------------------------------
                            DETAILS AGREED WITH ROC
--------------------------------------------------------------------------------
  DATE      SERVICE     START     RADIATING CONDITION               REASON
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


               ACTION TAKEN ON SITE TO ISOLATE ANTENNAS/FEEDERS:

------------------------------------------------------------------------------------------
                        ISOLATION DETAILS             DE-ISOLATION DETAILS
            ------------------------------------------------------------------------------
  SERVICE                                                                     REMARKS
  -------                                                                     -------
            Antennas   Date   Time   Keys Retained   Sig.  Date  Time  Sig.
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                    PART 6

                  INCIDENTS, INTERRUPTIONS AND PLANNED WORKS


     1:   REPORTING OF INCIDENTS

     1. An "incident" is any happening which affects the transmission of any Service from a Station. Any of the following incidents must be reported by MIC's/ROC's where their duration exceeds one minute.

     (a)  All interruptions to transmission

     (b) All reduced power transmissions at Priority Stations whether for maintenance or because of fault conditions.

     (c)  All incidents where mono is radiated in lieu of stereo.

     (d)  All incidents which significantly degrade transmission.

     2. MIC's and ROC's are responsible for reporting incidents at their respective stations withion their monitoring area.

     3. Incidents at one Organisation's Station should be notified to the other Organisation by telex, facsimile or by telephone as soon as possible at both the beginning and end of the incident where they affect the other Organisation's Service(s) at a Priority Station . (This does not apply to planned work where advance notice has already been given).


     2: PLANNED INTERRUPTIONS TO TRANSMISSION (DUE TO EQUIPMENT FAULTS AT RADIO OR TELEVISION STATIONS)

     2.1 In order to carry out planned maintenance or repairs to emergency faults, where possible, shutdowns to Services will be planned and performed in accordance with this Manual. The Station Owner shall give due priority to Priority Stations and use all reasonable endeavours to comply with the agreed response times in responding to faults in the Sharer's Services (see Part 9).

     2.2 In addition to para 2.1 above, the preferred order for periods of shutdown is as follows;-


     Radio Services
     --------------

          (a) Closedown period when radio Services are scheduled to be off the air (if any).

          (b)  0005 - 0500 hours

          (c)  Outside these times.

               Television Services
               -------------------

          (a) Closedown period when television Services are scheduled to be off the air (if applicable).

          (b)  Trade period (if applicable).

          (c)  Weekends 0500 - 0900 hours

          (d)  Weekdays 0900 - 1200 hours

          (e)  Weekdays 0900 until on or before 12.30

     2.3 Every effort should be made to check each Organisation's programme listings for special listed or extra unlisted programmes, and interruptions during such programmes should be avoided if possible.

     2.4 Requests for interruptions should pass by telex or facsimile between the appropriate MIC and ROC, giving at least one week but preferably two weeks notice. Any refusal by either Organisation should be referred to the head offices of both Organisations who shall agree the appropriate time.

     2.5 Some requests affecting Services of particular importance may only be agreed between the head offices of each Organisation. Such agreement will be communicated to the relevant MIC and ROC.

     2.6  Planned Work Shutdown Confirmation
          ----------------------------------

     By 1400 hours the day before a planned Station shutdown, the leader of the Station Owner's maintenance team responsible for the work will confirm the date and time with the ROC/MIC of the Sharer.

     2.7  Cancellation of Planned Shutdowns
          ---------------------------------

     The Station Owner may cancel a planned Station shutdown at any time. The Sharer may request cancellation and sympathetic consideration will be given to this request, but cancellation will not usually be agreed to if requested less than 12 hours prior to the proposed planned shutdown. Confirmation of cancellation must be passed between the appropriate ROC and MIC as soon as practicable.

     3:   PLANNED WORKS TO OPERATIONAL COMMON AND/OR EXCLUSIVE EQUIPMENT
(WHETHER OR NOT INVOLVING INTERRUPTIONS TO SERVICES)

     3.1  Exclusive Equipment (performed by either the Station Owner or the
          -----------------------------------------------------------------
Sharer)
------

          3.1.1 In all cases no works should be carried out to any exclusive equipment at an operational Station without the prior knowledge and consent of the SLM responsible for that equipment.

          3.1.2 The Station Owner's consent is required to permit entry onto a Station to carry out works to any Sharer's exclusive equipment where it is to be performed by anyone other than the Sharer, its authorised Maintenance Team, or, and with the Sharer's consent, any approved contractor or an authorised employee of the Station Owner. (Eg in accordance with the terms of this Manual and/or clause 10.1.3 to 10.1.4 (inclusive) of the Agreement).

     3.2  Common Equipment (performed by the Station Owner)
          ------------------------------------------------

          3.2.1 No work shall be carried out at an operational Station to the Station Owner's common equipment without prior notification to the Sharer's SLM unless it is in accordance with a planned works list provided to the Sharer in accordance with paragraphs 3 and 4 of Part 6.

          3.2.2 In all cases no works should be carried out to such common equipment under this paragraph 3.2 unless it is by the Station Owner's Maintenance Team or an approved contractor.

     3.3  Planned Works Notification
          --------------------------

     The Planned Work List for Common Equipment (other than masts and antennas)

          3.3.1 Each Organisation shall produce a list of Station Owner's planned work to common equipment (other than masts and antennas) at their respective Stations so that negotiations for reduced power and shutdowns affecting the Sharer's Services can be carried out in plenty of time. The provision of this list shall also enable such works to be properly scheduled so that each Organisation's works do not conflict.

          3.3.2 It shall be the responsibility of each Organisation to ensure that any conflicts in such works are brought to the attention of those concerned.


          3.3.3 The first draft of the planned works list should be produced by 1 January each year.

          3.3.4 The following types of works will be put on the planned works list:-

          3.3.4.1 Any work which requires shutdowns (or reduced power on Priority Stations) or any works and/or equipment on Stations affected by such shutdowns.

          3.3.4.2 Any works which may prevent, or be prevented by, work on the mast and antennas.

          3.3.5 The appearance of the works on the planned works list does not preclude the need for each Organisations' SLMs to consult with the other about final dates and times.

          3.3.6 The information should be given in the form of 'window dates'. Subsequent amendments of the planned works list will show a narrowing of the target window.

     3.4  The Planned Work List for Common Masts and Antennas

     Each Organisation must be promptly informed of all planned work as referred to in this para 3 in respect of the Stations.

          3.4.1   Mast and Antennas - Maintenance

          See Part 5 of this Manual for procedure.

                                    PART 7

                    STATION OWNER ISOLATION FOR MAST ACCESS


     This part of the Manual covers the Mast Access procedure which enables the Station Owner to gain entry into the Sharer's independent technical areas for the purpose of isolating and de-isolating equipment. This is to ensure the safety of personnel requiring access to the mast, antenna and associated equipment.


1: EQUIPMENT ISOLATION

     1.1 All Stations operating with equipment delivering a power of greater than 50 Watts must have equipment isolators capable of being locked 'off' and their keys removed for safe keeping by the Station Owner's SLM or his Representative.

     Stations with equipment delivering 50 Watts or less may be isolated using switches that have no means of being locked in the 'off' position. On these Stations the isolator(s), must have an appropriately worded warning notice placed on them by the appropriate senior Representative (and/or SLM) and only removed when it is safe to restore supplies.

     1.2On Stations where the Sharer has exclusive feeders and antenna systems (maintained by the Sharer), the Sharer may at the Station Owner's SLM's discretion isolate the Station Owner's equipment. In this case the Station Owner's isolation instructions must be displayed.

     1.3 Before any equipment isolation can be agreed at local level (eg by the Station Owner's SLM), the following information must be displayed:-

          i) A diagram showing the location of the various isolators displayed by each Organisation in its exclusive areas, on main Stations, near the access door.

          ii) Mast Access notices displayed at all necessary locations giving full isolating details.

          iii) The identification of all isolators labels placed adjacent to the isolator.

          iv) The identification of all isolator keys by a Mast Access point reference number or letter.

          v)   Each Organisation's telephone numbers displayed as follows:

     SLM's                        - Base
                                  - Home

     ROCs or MICs                 - Local

     24 hour staffed MICs or ROCs - London

2: AUTHORISED STAFF

    Both Organisation's SLM must be satisfied that the authorised persons carrying out the operations of isolating and de-isolating are fully competent. They must be aware of the necessary security and switching procedures.

3: REQUEST FOR ACCESS

     3.1 The initial request will be made by the Station Owner's SLM to the Sharer's ROC/MIC normally giving at least 7 days notice -(see Part 5, Section 1.3.)

     3.2 The Sharer's and Station Owner's SLM will liaise on each occasion to make arrangements for the necessary instruction to be given to the persons actually carrying out the operation of isolation.

     3.3 The Sharer's SLM will agree to Station Owner isolation if he considers it more effective or convenient to do so. Otherwise the Sharer's SLM will make necessary arrangements for the isolation to be carried out.

     3.4 Before isolation and prior to actual access to the Sharer's exclusive area, a check is to be made with both Organisation's MIC/ROC to ensure that there are no overruns or last minute changes to the times agreed for isolation. For access during the night hours the check should be made prior to midnight.

4:  ACCESS

     4.1 Where applicable the entrance key to the Sharer's exclusive area is to be supplied by the Sharer's SLM and passed to the Station Owner's SLM at some agreed time prior to the work being carried out. This key is in addition to any emergency keys which are normally kept in the glass key box.

     4.2 Security alarm procedures if applicable, are to be passed to the Station Owner's SLM by the Sharer's SLM to ensure that alarms are cancelled or the MIC/ROC is made aware of an entry.

5:  ISOLATION AND DE-ISOLATION

     5.1 The Station Owner's SLM or Representative will keep a log (see Part 5. Appendices A & B) detailing dates, times of agreed isolation together with the initials of authorising engineer at ROC/MIC. The actual isolation times will also be recorded together with details of the work carried out.

     5.2 When communication is possible the actual isolating and de-isolation times are to be passed to both Organisation's MIC/ROC immediately, but otherwise as soon as possible.

For such contact the Control Centres are manned as follows:

      LocalROC 0800-0015 daily

      London (Croydon)ROC 24 hour, seven days

      Emley MoorROC 24 hour, seven days

      LocalMIC 0800-2000 daily

      London (Crystal Palace) MIC 24 hour, seven days

                                    PART 8

                    COINCIDENT OPENING OF UHF RELAY STATION

                                 INTRODUCTION
                                 ------------

     When a new UHF relay Station is brought into service, television dealers and the general public expect all four television channels, BBC-1, BBC-2, ITV (or Channel 3) and the Fourth Channel (or Channel 4) or the equivalent Welsh Channels to be available simultaneously. In some cases existing viewers may be deprived of a Service if this is not done. Although this appears to be a straightforward and logical arrangement, there may be complications from the Organisations point of view. For instance, acquisition by the Station Owner where the other party is a Sharer subject to commercial terms, or where delays occur at the last minute because of late delivery of equipment or commissioning problems and often only one Organisation is affected.

     The purpose of this part of the Manual is to set down procedures which will ensure that Stations are brought into service in the spirit of the general provisions of the Agreement of which this Manual forms part.


1:  CONSTRUCTION PROGRAMME

     New Stations may be selected by either party to this Agreement but they agree to inform each other of their proposed construction programmes approximately 12 months ahead (or otherwise as soon as reasonably practicable).

2:  EXCHANGE OF INFORMATION

     Where the Sharer wishes to enter into a site licence with the Station Owner to share use of a new Station under construction the Station Owner agrees (subject to such a site licence being completed) to make provision for planned access and completion dates to be exchanged at agreed intervals by telex or facsimile and otherwise to proceed in accordance with detailed and regular exchanges of information as necessary. Information to be sent by:-

       a) BBC: Head of Transmitter Project Group TED, Warwick to

          NTL: Planning and Commercial Services Group (PCSG)

       b) NTL: Planning and Commercial Services Group (PCSG) to

          BBC: Head of Transmitter Project Group TED, Warwick,

3:  ACCESS AND SERVICE DATES

     Access dates will normally be Mondays. The site licence will set out the date access is first given. Subject to para 2 above, transmission commencement will normally start on completion of the installation of the equipment enabling all the Station's Services to be transmitted.

4:  CHANGES TO ACCESS DATES

     4.1 Planned access dates will only be changed by agreement. Each change of access date exceeding eight weeks will be specifically confirmed in writing, normally by means of a separate letter for each Station affected. Other significant changes will be confirmed in writing between the engineers concerned (see also para 2 of Part 8).

5:  INSTALLATION SEQUENCE

     5.1 In the case of Stations with a common equipment area, the Station Owner will complete its equipment and accommodation installation first, subject to para 2 above and 6 below. The access date given to the Sharer will be based on the completion date of the Station Owner's installation.

6:  DELAYS

     6.1 If the Station Owner is unable to offer the Sharer access on the agreed access date, it shall ascertain if the Sharer wishes to commence its installation as soon as all the common equipment and its common accommodation facilities are available. If advice of the delay is given eight weeks or more before the revised access date, the Sharer will be expected to complete the normal sequence of installations. If advice of the delay is given less than eight weeks and more than two weeks before the revised access dates, the Sharer will be allowed two additional weeks for completion.

     6.2 If the Sharer is installing in advance of the Station Owner and is unable to complete its installation within the times given above, revised arrangements for that Station will be agreed between TED and NTL Transmitter Systems Group at Crawley Court (TS Group).

     6.3 If either Organisation is unable to complete their installation in the agreed time, it should advise the other as soon as this is apparent. The latter can then, at its discretion, commence transmission, unless there is a requirement for coincident opening, (see paragraph 8.2 below).

7:  STATION COMMISSIONING

     7.1 On completion of the first installation of equipment for each Service by either Organisation the Station Owner or Sharer will normally disconnect the input to its transposer. It will be left switched on with its output connected into the combiner. Periods of radiation prior to the agreed service date must be kept to a minimum.

     7.2 The last Organisation to complete its installation will check for mutual interference problems, and if all outputs are clear, leave all equipment switched on and the combiner connected into antenna. The other Organisation will be advised, without delay, that transmission has started or that there is a problem. In the event of any delay beyond the planned transmission date, the last Organisation to complete the installation will advise the other of the delay to the planned transmission date and when it has completed its installation, and in each case as soon as possible. The information must be communicated to:

     a)   NTL - The Regional Services Group Leader (RSGL) at its Regional
                Engineering Management Centre (REMC): who will inform the ROC and Progress Unit in TS Group.

     b)   BBC - The SLM : who will inform the MIC.

     A telephone number should be left on the Station by both Organisation, for a representative of the last Organisation to complete its installation to telephone the other Organisation with this information.

8:  SPECIAL CASES

     In certain cases, it may be necessary or expedient for Stations to open on the earliest possible date. The requirement for coincident opening of such Stations may be waived by agreement subject to compliance with para 7.2 hereof.

                                    PART 9

                     PRIORITY STATIONS AND RESPONSE TIMES

     This part of the Manual covers the agreed procedure for a Station Owner to deal with any faults or failure of common equipment including damage or failure of a mast which is causing significant degredation to the Sharer's Service at a Station Owner's Station.

     The Station Owner agrees to use all reasonable endeavours to respond to any such fault call outs in accordance with the response times indicated below unless it is prevented from so doing by any event or occurance beyond its reasonable control.

     (This part of the Manual should be read in conjunction with Part I para 5 and Parts 5 - 7 generally).

          PRIORITY ATTENDANCE BY STATION OWNER TO DEAL WITH FAULTS IN
                COMMON EQUIPMENT FOR THE BENEFIT OF THE SHARER

                                 INTRODUCTION
                                 ------------

     Certain Services of the Organisations at particular Stations ("Priority Services") have been designated as requiring priority maintenance by the respective Organisations where they are Station Owner. The particular Stations in question are listed in Part 9 Appendix A of this Manual.

     These provisions are in addition to and not in substitution for the other maintenance practices of the Organisations in respect of the Stations detailed elsewhere in this Manual.

1:RESPONSE OF THE MIC/ROC

     1.1 The Station Owner's MIC/ROC must be informed, in the shortest practicable time, of any fault at a Station Owner's Station which causes a shut down on the Sharer's Priority Services. The time at which information about the fault was received, and the time at which the MIC/ROC was informed must be logged by the Station Owner.

     1.2 The MIC/ROC should also inform the ROC/MIC (as applicable) when the Station Owner's maintenance team arrive on a Station and conduct any liaison, that may be required, for attendance by the Sharer's maintenance team.

2:TEAM RESPONSE

     2.1 The Station Owner's maintenance team must respond in the shortest practical time, to a report that failure of the Station Owner's common equipment has caused a shutdown of the Sharer's Priority Services. The anticipated response times are listed in Part 9 Appendix A. Attendance by the Station Owner's maintenance team at the Station should be achieved within the times stipulated. It should be noted that the Station Owner covenants and is obliged to use all reasonable endeavours to achieve these response times.

     2.2 The time of receiving the message from the Sharer's MIC/ROC and the time of arrival at a Station should be logged by the Station Owner's maintenance team on the Station visit sheet.

3:CONTINUOUS AVAILABILITY OF STATION OWNER'S COMMON EQUIPMENT

     3.1 The Organisations hereby covenant and agree that the availability of common equipment at Priority Stations in every year that the agreement between the Organisations subsists shall, at each Priority Station, be better than 99.9%, measured as a six monthly moving average for each Priority Station. For the purposes of calculating the availability, shutdowns for planned mast and antenna maintenance shall not be taken into account. All reasonable endeavours will be made to minimise the duration of shutdowns for such work.

                                    PART 9

                                  APPENDIX A

-----------------------------------------------------------------------------------------------
                                      SHARER'S
                             STATION  PRIORITY   ANTICIPATED RESPONSE TIME TO
STATION                      OWNER    SERVICES   ATTEND STATION
                                               ------------------------------------------------
                                                 less        less        less         greater
                                                 than 1hr    than 2hr    than 3hr     than 3hr
-----------------------------------------------------------------------------------------------
Alderney                     NTL      SHF                                              x #
-----------------------------------------------------------------------------------------------
Alexandra Palace             BBC      ILR                     x
-----------------------------------------------------------------------------------------------
Allerton Park, Merseyside    BBC      ILR                     x
-----------------------------------------------------------------------------------------------
Alsagers Bank                BBC      ILR                     x
-----------------------------------------------------------------------------------------------
Angus                        NTL      TV                                  x
-----------------------------------------------------------------------------------------------
Anstey Lane, Leicester       BBC      ILR                     x
-----------------------------------------------------------------------------------------------
Bath                         BBC      ILR                                 x
-----------------------------------------------------------------------------------------------
Beacon Hill                  NTL      TV                      x
-----------------------------------------------------------------------------------------------
Belmont                      NTL      TV, NR                              x
-----------------------------------------------------------------------------------------------
Bilsdale                     BBC      TV, ILR                 x
-----------------------------------------------------------------------------------------------
Black Hill                   NTL      TV, NR      x
-----------------------------------------------------------------------------------------------
Blaenplwyf                   BBC      TV          x
-----------------------------------------------------------------------------------------------
Bluebell Hill                BBC      TV, ILR                 x
-----------------------------------------------------------------------------------------------
Bow Brickhill                BBC      ILR                                 x
-----------------------------------------------------------------------------------------------
Brighton, (Southwick)        BBC      ILR                                 x
-----------------------------------------------------------------------------------------------
Brougher Mountain            BBC      ILR                                 x o
-----------------------------------------------------------------------------------------------
Caldbeck                     NTL      TV          x
-----------------------------------------------------------------------------------------------
Caradon Hill                 NTL      TV, LR      x
-----------------------------------------------------------------------------------------------
Carmel                       BBC      TV                      x
-----------------------------------------------------------------------------------------------
Chatton                      NTL      TV                      x
-----------------------------------------------------------------------------------------------
Churchdown Hill              BBC      ILR                                 x
-----------------------------------------------------------------------------------------------
Craigkelly                   NTL      TV                      x
-----------------------------------------------------------------------------------------------
Crystal Palace               BBC      TV          x
-----------------------------------------------------------------------------------------------
Darvel                       NTL      TV, NR                  x
-----------------------------------------------------------------------------------------------
Divis                        BBC      TV          x o
-----------------------------------------------------------------------------------------------
Douglas                      BBC      TV                                               x #
-----------------------------------------------------------------------------------------------
Dover                        NTL      TV          x
-----------------------------------------------------------------------------------------------
Durris                       NTL      TV, NR      x
-----------------------------------------------------------------------------------------------
Emley Moor                   NTL      TV          x
-----------------------------------------------------------------------------------------------
Exeter (Pearce's Hill)       BBC      ILR                                 x
-----------------------------------------------------------------------------------------------
Fair Isle                    NTL      SHF                                              x #
-----------------------------------------------------------------------------------------------
Falls of Conon               BBC      SHF         x
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
Fenham                       BBC      ILR                     x
-----------------------------------------------------------------------------------------------
Fern Barrow                  BBC      ILR                                 x
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Freemans Common             BBC    ILR                 x
--------------------------------------------------------------------------------
Fremont Point               NTL    TV        x
--------------------------------------------------------------------------------
Girvan                      BBC    ILR                           x
--------------------------------------------------------------------------------
Glen Docherty               BBC    SHF                 x
--------------------------------------------------------------------------------
Greenside Scalp             BBC    ILR                 x
--------------------------------------------------------------------------------
Guildford                   BBC    ILR                 x
--------------------------------------------------------------------------------
Hannington                  BBC    TV, ILR             x
--------------------------------------------------------------------------------
Haslemere                   BBC    ILR                           x
--------------------------------------------------------------------------------
Hastings                    BBC    ILR                           x
--------------------------------------------------------------------------------
Heathfield                  BBC    TV, ILR             x
--------------------------------------------------------------------------------
Hemel Hempstead             BBC    TV        x
--------------------------------------------------------------------------------
High Hunsley                BBC    ILR                           x
--------------------------------------------------------------------------------
Huntshaw Cross              NTL    TV, LR                        x
--------------------------------------------------------------------------------
Keighley                    NTL    TV, NR                        x
--------------------------------------------------------------------------------
Kilvey Hill                 BBC    TV, ILR             x
--------------------------------------------------------------------------------
Knockmore                   NTL    TV                            x
--------------------------------------------------------------------------------
Lancaster                   NTL    TV, LR                        x
--------------------------------------------------------------------------------
Langley Mill                $NTL   LR                  x
--------------------------------------------------------------------------------
Limavady                    BBC    TV, ILR                       x o
--------------------------------------------------------------------------------
Llandonna                   BBC    TV                            x
--------------------------------------------------------------------------------
Llangollen (Cym-y-Brain)    BBC    SHF                                     x
--------------------------------------------------------------------------------
Llangurig                   BBC    SHF                 x
--------------------------------------------------------------------------------
Londonderry                 BBC    ILR       x o
--------------------------------------------------------------------------------
Long Mountain               BBC    SHF                           x
--------------------------------------------------------------------------------
Lots Road                   BBC    ILR                           x
--------------------------------------------------------------------------------
Madingley                   BBC    ILR                 x
--------------------------------------------------------------------------------
Malvern                     BBC    ILR                 x
--------------------------------------------------------------------------------
Mangotsfield                BBC    ILR                           x
--------------------------------------------------------------------------------
Mansfield                   BBC    ILR                 x
--------------------------------------------------------------------------------
Mapperley Ridge             BBC    ILR                 x
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                              SHARER'S
                    STATION   PRIORITY   ANTICIPATED RESPONSE TIME TO ATTEND
STATION             OWNER     SERVICES   STATION
                                        ----------------------------------------
                                          less       less     less     greater
                                          than 1hr   than 2hr than 3hr than 3hr
--------------------------------------------------------------------------------
Marlborough         BBC       ILR                              x
--------------------------------------------------------------------------------
Melvaig             BBC       SHF         x
--------------------------------------------------------------------------------
Mendip              BBC       TV, ILR                 x
--------------------------------------------------------------------------------
Midhurst            BBC       TV                      x
--------------------------------------------------------------------------------
Moel-y-Parc         NTL       TV          x
--------------------------------------------------------------------------------
Newhaven            BBC       ILR                              x
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
                                        SHARER'S
                              STATION   PRIORITY   ANTICIPATED RESPONSE TIME TO ATTEND
STATION                       OWNER     SERVICES   STATION
                                                  ---------------------------------------
                                                  less       less     less     greater
                                                  than 1hr   than 2hr than 3hr than 3hr
-----------------------------------------------------------------------------------------
Northampton VHF               BBC      ILR                      x
-----------------------------------------------------------------------------------------
Oxford                        BBC      TV, ILR                  x
-----------------------------------------------------------------------------------------
Pendle Forest                 NTL      TV, LR                            x
-----------------------------------------------------------------------------------------
Plymouth (Plumer Barracks)    BBC      ILR                               x
-----------------------------------------------------------------------------------------
Pontop Pike                   BBC      TV                       x
-----------------------------------------------------------------------------------------
Presely                       NTL      TV           x
-----------------------------------------------------------------------------------------
Redruth                       BBC      TV                                x
-----------------------------------------------------------------------------------------
Reigate                       BBC      ILR                               x
-----------------------------------------------------------------------------------------
Ridge Hill                    NTL      TV, NR                   x
-----------------------------------------------------------------------------------------
Rosemarkie                    BBC      TV           x
-----------------------------------------------------------------------------------------
Rowridge                      BBC      TV           x
-----------------------------------------------------------------------------------------
Rumster Forest                NTL      TV, NR                            x
-----------------------------------------------------------------------------------------
Sandy Heath                   NTL      TV, LR       x
-----------------------------------------------------------------------------------------
Selkirk                       NTL      TV                                x
-----------------------------------------------------------------------------------------
Sheffield (Tapton Hill)       BBC      TV, ILR                  x
-----------------------------------------------------------------------------------------
Sideway                       BBC      ILR                      x
-----------------------------------------------------------------------------------------
Stockland Hill                NTL      TV           x
-----------------------------------------------------------------------------------------
Stockton                      BBC      ILR          x
-----------------------------------------------------------------------------------------
Storeton                      BBC      TV                                x
-----------------------------------------------------------------------------------------
Sudbury                       BBC      TV                       x
-----------------------------------------------------------------------------------------
Sutton Coldfield              BBC      TV, ILR      x
-----------------------------------------------------------------------------------------
Tacolneston                   BBC      TV           x
-----------------------------------------------------------------------------------------
The Wrekin                    BBC      TV, ILR      x
-----------------------------------------------------------------------------------------
Torbay (Occombe)              BBC      ILR                               x
-----------------------------------------------------------------------------------------
Tunbridge Wells               BBC      TV                       x
-----------------------------------------------------------------------------------------
Waltham                       NTL      TV                       x
-----------------------------------------------------------------------------------------

                                            SHARER'S
                             STATION        PRIORITY        ANTICIPATED RESPONSE TIME TO ATTEND
STATION                      OWNER          SERVICES        STATION
                                                            ------------------------------------------------------
Wenvoe                        BBC            TV                x
------------------------------------------------------------------------------------------------------------------
Whitehawk Hill (Brighton)     BBC            TV, ILR                                       x
------------------------------------------------------------------------------------------------------------------
Winter Hill                   NTL            TV, LR            x
------------------------------------------------------------------------------------------------------------------
Wrexham-Rhos                  NTL            TV                              x
------------------------------------------------------------------------------------------------------------------

                               Key:TV=Television
                                   SHF=Link
                               NR=National Radio
                              LR=BBC Local Radio
                              ILR=NTL Local Radio

                                     NOTE
                                     ----

      In this Appendix A Part 9 the anticipated response time is calculated for fault call outs reported between the hours of 0800 - 1630. For response times outside those times an additional hour must
                           be added in each case.

      O pecial security problems may cause delays in anticipated response times on these indicated Stations.

      #Delays may arise in the anticipated response times to these Stations which are on island sites accessed by ferries.

          IN WITNESS whereof the Common and Corporate Seals of the parties hereto were hereunto affixed and this agreement was executed and delivered as a Deed the day and year first above written.


                              The Common Seal of)
                      NATIONAL TRANSCOMMUNICATIONS )SEAL
                        LIMITED was hereunto affixed )
                            in the presence of:- )



                             DirectorD S Chambers

                             DirectorR A McKellar



                      The Corporate Seal of THE ) BRITISH
                      BROADCASTING )SEAL CORPORATION was
                                  hereunto )
                        affixed in the presence of:- )



                             Governor Bill Jordan

                           A Proper OfficerJohn Birt

                                  SCHEDULE IV

                   On or after expiration of the Compulsory Period (see Clause 10.8.2) the following applies:
                   ------------------------------------------------------------------------------------------


                                        Where Sharer ceases to provide Where Sharer Provides
                                        ----------------------------------------------------
                                       Technical Services to theTechnical Services to the Sub-
                                       -------------------------------------------------------
                                                      Sub-LicenseeLicensee
                                                      --------------------

                                        ------------------------------------------------------
                                                           COMMON ACCOMMODATION
                                                           --------------------
(1)      Sharer
         terminates sub-
         licence (with a
         view to Sub-                                                                                      (1)      Sharer remains
         Licensee                                                                                                   (Clause
         obtaining a                                                                                                10.1.2.1)
         direct site
         sharing licence
         from the
         Station Owner)
         (Clause
         10.2.(ii))
                      ------            ------------         ------------         ------------      ------
(2)      Sharer's Site                  Station              Sub-                 Sharer                   (2)      Sub-licence of
         Licence                        Owner                Licensee             Equipment                         Sub-Licensee
         amended if                     Equipment            Equipment                                              remains in
         appropriate                                         *                                                      place (Clause
         (Clause                                                                                                    10.1.2.1)
         10.2.(ii))                     ------------------------------------------------------


(1)      Sharer                                                                                            (1)      Station Owner
         terminates sub-                                                                                            right to require

         licence (with a                                                                                            Sharer to
         view to Sub-                                                                                               terminate sub-
         Licensee                       ------------------------------------------------------                      licence (with a
         obtaining a                                   COMMON ACCOMMODATION                                         view to Sub-
         direct site                                   --------------------                                         Licensee
         sharing licence                                                                                            obtaining a
         from Station                                                                                               direct site
         Owner)                                                                                                     sharing licence
         (Clause                                                                                                    from Station
         10.2.(ii))                                                                                                 Owner)
                                                                                                                    (Clause
                      ------                ---------------            ----------------             ------
(2)      Sharer's Site                          Station                   Sub-                             (2)      Sharer's Site
         Licence                                Owner                     Licensee                                  Licence
         amended or                             Equipment                 Equipment                                 amended or
         terminated if                  ------------------------------------------------------                      terminated if
         appropriate                                                                                                appropriate
         (Clause                                                                                                    (Clause
         10.2.(ii))                                                                                                 10.2.(i))


                                        ------------------------------------------------------
(1)      Sharer                                        EXCLUSIVE ACCOMMODATION                              (1)      Sharer remains
         terminates sub-                               -----------------------                                       (Clause
         licence (Clause                                                                                             10.1.2.1)
         10.3)                                                                                      ------

                      --------                                                                  --------
(2)      Sharer may
         grant new sub-
         licence of part                                                                                  (2)      Sub-licence of
         of Sharer's                                                                                               Sub-Licensee
         Exclusive                                                                                                 remains in place
         Accommodati                                                                                               (Clause
         on but Sub-                                                                                               10.1.2.1)
         Licensee must
         enter into a site              ---------------            ----------------
         licence with                       Sharer                    Sub-
         Station Owner                      Equipment                 Licensee
         to retain any                                                Equipment
         Equipment at
         the Station
         other than in
         the Sharer's
         Exclusive
         Accommodati                    ------------------------------------------------------
         on. (Clause
         10.3)

(3)      Sharer's Site
         Licence
         amended if
         appropriate
         (Clause 10.3)



                                        ------------------------------------------------------
                                                       EXCLUSIVE ACCOMMODATION                            (1)      Station Owner
                                                                                                                   right to require
                                                                                                                   Sharer to give
                                                                                                                   up Exclusive
(1)      Station Owner                                                                                             Accommodation
         right to require                                                                                          if a third
         Sharer to give                                                                                            party requests
         up Exclusive                                                                                              Accommodation
         Accommodation                                                                                             at the
         (Clause                                                                                                   Station for any
         10.5(i))                                                                                                  services
                                                                                                                   comprised in
                                                                                                                   the Broadcast
                                                                                                                   Channels.
                                                                                                                   (Clause
                                                                                                                   10.4.(i))
                          --------                    -------------------                      --------
(2)      Sharer's Site                                       Sub-                                         (2)      Sharer's Site
         Licence                                             Licensee                                              Licence
         amended or                                          Equipment                                             amended or
         terminated if                                                                                             terminated if
         appropriate                                                                                               appropriate
         (Clause                                                                                                   (Clause
         10.5(ii))                      ------------------------------------------------------                     10.4.(ii))
                                         NOTE * (local radio licensee only) (Clause 10.1.2.1)